      As filed with the Securities and Exchange Commission on May 4, 1998

                                                    Registration No.  333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT

                                     under
                           THE SECURITIES ACT OF 1933

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (DEPOSITOR)

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)

                                   13-3320910
                    (I.R.S. Employer Identification Number)

                               11 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 (212) 325-2000

    (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                 ALLAN J. BAUM
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                               11 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 (212) 325-2000

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

    CARLOS A. RODRIGUEZ, ESQ.          ANNA H. GLICK, ESQ              JOSHUA E. RAFF, ESQ.
        BROWN & WOOD LLP          CADWLADER, WICKERSHAM & TAFT  ORRICK, HERRINGTON & SUTCLIFFE LLP

     ONE WORLD TRADE CENTER             100 MAIDEN LANE                  666 FIFTH AVENUE
    NEW YORK, NEW YORK 10048        NEW YORK, NEW YORK 10038      NEW YORK, NEW YORK 10103-0001


              APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO
                    THE PUBLIC: From time to time after this
                   Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ X ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement Number of the earlier effective Registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE



                                                                                            PROPOSED
                                           AMOUNT TO           PROPOSED MAXIMUM         MAXIMUM AGGREGATE       AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED     BE REGISTERED    OFFERING PRICE PER UNIT(2)    OFFERING PRICE(2)    REGISTRATION FEE
Commercial/Multifamily Mortgage
Pass-Through Certificates............ $3,000,000,000(1)             100%                  $3,000,000,000        $885,000



(1) $1,077,742,151 aggregate principal amount of Commercial/Multifamily Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-25751 referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429. A registration fee of $454,546 in connection with such unsold amount of Commercial/Multifamily Mortgage Pass-Through Certificates was paid previously under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $4,077,742,151.

(2)      Estimated solely for the purposes of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

         Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333-25751 previously filed by the Registrant.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                       SUBJECT TO COMPLETION, DATED May 4, 1998

PROSPECTUS SUPPLEMENT
(To Prospectus Dated _________, 199__)

                              $_____ (Approximate)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                   Depositor

       COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
                           $___ __ % Senior Class A-1

                            Interest Only Class A-2
                        $____ __ % Subordinated Class B

                               , Master Servicer
                               , Special Servicer

         (The Commercial/Multifamily Mortgage Pass-Through Certificates, Series (the "Certificates") will be composed of classes (each, a "Class"): the Senior Class A-1 (the "Class A-1 Certificates"), the Interest Only Class A-2 (the "Class A-2 Certificates") and the Subordinated Class B (the "Class B Certificates").) The Certificates will evidence beneficial ownership interests in a trust fund (the "Trust Fund") established by the Depositor. (The Class A-1 Certificates evidence ownership of ___% of each principal payment on the Mortgage Loans and ___% of each interest payment on the Mortgage Loans ((representing interest at a rate of ___% per annum on the unpaid principal amount of the Class A-1 Certificates)). The Class A-2 Certificates evidence ownership of ___% of each interest payment on the Mortgage Loans. The Class B Certificates evidence ownership of ___% of each principal payment on the Mortgage Loans and ___% of each interest payment on the Mortgage Loans ((representing interest at a rate of ___% per annum on the unpaid principal amount of the Class B Certificates)). The rights of the Class B Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the Class A-1 and Class A-2 Certificateholders to the extent described herein and in the Prospectus.) The Trust Fund will consist primarily of a mortgage pool (the "Mortgage Pool") conveyed by the Depositor to the Trustee of the Trust Fund, pursuant to a Pooling and Servicing Agreement, in exchange for the Certificates.

                                                    (continued on inside cover)
         THE CERTIFICATES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR (, EXCEPT AS DESCRIBED HEREIN) GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Prospective investors should review the information appearing under the caption "RISK FACTORS" after the section captioned "SUMMARY OF INFORMATION" herein and after the section captioned "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE" in the Prospectus.

===========================================================================================================================
                          INITIAL CERTIFICATE PRINCIPAL       PRICE TO            UNDERWRITING          FINAL SCHEDULED
                                    AMOUNT(1)                 PUBLIC(2)           DISCOUNT(3)         DISTRIBUTION DATE(4)
---------------------------------------------------------- ----------------  ---------------------  ----------------------
Class.........................$__________________           $__________                  %
Class ........................$__________________           $__________
Total                         $__________________           $__________             100.0%

===========================================================================================================================

(1)      Subject to a permitted variance of plus or minus ___%.

(2) Plus, in the case of the Class Certificates, accrued interest from _______ 1, 199__ and, in the case of the Class Certificates, accrued interest from _______ __, 199__.

(3) The aggregate proceeds (excluding accrued interest) to the Depositor from the sale of the Offered Certificates, before deducting expenses estimated to be $______, will be approximately $______.

(4) The Final Scheduled Distribution Date for each Class of Certificates is the date on which the Certificate Principal Amount or Notional Amount of all Certificates of such Class will have been reduced to zero, under the assumptions described herein.

         The Class and Class Certificates (the "Offered Certificates") are offered by the Underwriter when, as and if delivered to and accepted by the Underwriter and subject to its right to reject any order in whole or in part. It is expected that the Offered Certificates will be available for delivery (through the facilities of The Depository Trust Company) (, in definitive fully registered form, at the offices of Credit Suisse First Boston Corporation) on or about _______ __ , 199__.

         (The Offered Certificates are being offered by the Underwriter from time to time in negotiated transactions or otherwise at prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be approximately $______, plus accrued interest thereon from ________, 199__, before deducting issuance expenses payable by the Depositor, estimated to be approximately $__________. For further information with respect to the plan of distribution and any discounts, commissions and profits on resale that may be deemed to be underwriting discounts or commissions, see "PLAN OF DISTRIBUTION" herein.)

         (The Offered Certificates will be issued only in book-entry form (the "Book-Entry Certificates") and purchasers thereof will not be entitled to receive definitive certificates except in the limited circumstances set forth herein. The Book-Entry Certificates will be registered in the name of Cede & Co., as nominee of The Depository Trust Company, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. See "DESCRIPTION OF THE CERTIFICATES" herein.)


                           Credit Suisse First Boston
         The date of this Prospectus Supplement is __________, 199__.

(continued from cover)

         The Mortgage Pool will consist primarily of one or more adjustable and fixed rate, amortizing and balloon payment, recourse or non-recourse, newly originated or seasoned (conventional) mortgage loans secured by first liens on (commercial real estate properties), multifamily residential (rental) properties, (cooperatively owned multifamily properties), and mixed residential/commercial properties.) The Mortgage Pool will also include (participation interests in such types of mortgage loans,) (installment contracts for the sale of, and) mortgage loans secured by junior liens on, such types of properties (and mortgage pass-through certificates) (such mortgage loans (and other assets) the "Mortgage Loans"). (The Trust Fund will also consist of (the reserve fund) (insurance policies on the mortgage loans) (a letter of credit) (certificate guarantee insurance) (other enhancement device) as set forth in "THE TRUST FUND.") The Certificate Principal Amount or Notional Amount of each Class of Certificates is set forth above and is subject to an aggregate permitted variance of plus or minus

         _____%. Distributions on the Certificates will be made (monthly) on each Distribution Date (as defined herein) beginning in 199_. (The Class Certificates do not represent a beneficial ownership interest in any Mortgage Loans other than certain multifamily Mortgage Loans included in the Trust Fund.)

         The Mortgage Loans may be prepaid at any time without penalty. (A (lower) (higher) rate of principal prepayments than anticipated would negatively affect the total return to investors in (Class A-1) (and) (Class B) Certificates, which are being offered at a (discount) (premium) to their principal amount.) Yields on the Class A-2 Certificates will be extremely sensitive to the prepayment experience on the Mortgage Loans, and prospective investors in such Certificates, which are entitled to payments of interest only, should fully consider the associated risks, including the risk that such investors, in circumstances of a higher than anticipated rate of principal prepayment, could fail to fully recoup their initial investment. The yield to investors in the Class Certificates, which are entitled to payments of principal only, and only with respect to certain Mortgage Loans, could be adversely affected by a low rate of principal prepayments on such Mortgage Loans.

         No representation is made as to the anticipated rate of prepayments on the Mortgage Loans or as to the anticipated yield to maturity of the Certificates. See "THE TRUST FUND--The Mortgage Collateral" and "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" herein.

         (An election will be made to treat a segregated asset pool (the "REMIC Pool") within the Trust Fund as a REMIC for federal income tax purposes. The Regular Certificates will be Regular Interests in the REMIC Pool and the Class R Certificates will be the sole class of Residual Interest in the REMIC Pool. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" herein and in the Prospectus.)

         There is currently no secondary market for the Offered Certificates. Credit Suisse First Boston Corporation (the "Underwriter") expects to make a secondary market in the Offered Certificates, but has no obligation to do so.

There can be no assurance that a secondary market in the Offered Certificates will develop or, if it does develop, that it will continue.

         The Certificates constitute a separate Series of Certificates being offered by the Depositor from time to time pursuant to its Prospectus dated, 199_ which accompanies this Prospectus Supplement and of which this Prospectus Supplement forms a part. This Prospectus Supplement does not contain complete information about the Certificates offered hereby. Additional information is contained in full in the Prospectus. Sales of the Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

         (IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE OFFERED CERTIFICATES AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.)

         Until _____, 199_, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                             AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates. This Prospectus Supplement and the related Prospectus, which form a part of the Registration Statement, omit certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement can be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington, D.C. and the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

                         REPORTS TO CERTIFICATEHOLDERS

         The Trustee will mail monthly reports concerning the Certificates to all registered Certificateholders.

                             SUMMARY OF INFORMATION

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used but not defined in this Prospectus Supplement have the meanings assigned in the accompanying Prospectus.

TITLE OF CERTIFICATE......................  Commercial/Multifamily Mortgage Pass-Through Certificates, Series.

REGULAR CERTIFICATES......................  The Class ( ), Class ( ), Class ( ) and Class ( ) Certificates
                                            (the "Offered Certificates") (and the Class ( ) and Class ( )
                                            Certificates).

                                            As used herein, the term "Class ( ) Certificates" refers to any one or all of the Class ( ) and Class ( ) Certificates, "Fixed
                                            Rate Certificates" refers to any one or all of the Class ( ),
                                            Class ( ) and Class ( ) Certificates and "Floating Rate
                                            Certificates" refers to any one or all of the Class ( ) and Class
                                            ( ) Certificates.

                                            (Distributions on each Class of (Offered) (Regular) Certificates will be based primarily on payments due or received with respect to the Mortgage Loans in the related Mortgage Loan Group, as follows:

                                            The Fixed Rate Certificates -- Mortgage Loan Group 1.

                                            The (Floating Rate) (Class ) Certificates -- Mortgage Loan Group.

                                            The (Class) Certificates -- Mortgage Loan Group.

                                            The initial Certificate Principal Amount (as defined herein) of each Class of the Regular Certificates will be subject to a permitted variance of plus or minus ____%.

                                            (The Class ( ) and Class ( ) Certificates are not being offered hereby, and information included herein with respect to such
                                            Certificates is solely for the information of potential investors in the Offered Certificates. The Class ( ) and Class ( )
                                            Certificates will initially be retained by the Depositor, and may subsequently be sold in a separate offering.)

CERTIFICATES OTHER THAN
THE REGULAR CERTIFICATES..................  The Class R Certificates.  (The Class R Certificates are not being offered hereby, and information included herein with respect to such Certificates is solely for the information of potential investors in the Offered Certificates.)

(OTHER CERTIFICATES.......................  $______% Class Certificates. The Class Certificates are not offered hereby. The Class Certificates may be divided into one or more subclasses.)

DENOMINATIONS.............................  The (Class ) Certificates will be issued only in fully registered form in minimum denominations of $_______% and integral multiples (thereof)
                                            (of $ ______ in excess thereof.) (The Class Certificates will be issued in minimum denominations of ___%


                                                     S-4

                                            and integral multiples (thereof) (of % in excess thereof).
                                            One Certificate of each Class may be issued in a different minimum denomination or minimum percentage interest in order to
                                            accommodate the remainder of such Class.)

DISTRIBUTIONS OF INTEREST.................  On each Distribution Date, distributions in respect of interest will be made to holders of each Class of Regular Certificates, to the extent that the Available Distribution Amounts (as defined herein)
                                            are sufficient therefor, in an amount equal to the interest accrued during the related Interest Accrual Period (as defined below) on the Certificate Principal Amount of such Class at the applicable Pass-Through Rate (as defined herein) therefor, reduced by any Deferred Interest (as defined herein) allocable thereto as described herein. Any Deferred Interest with respect to the
                                            Mortgage Loans included in any Mortgage Loan Group will be allocated to the related Classes of Regular Certificates and the
                                            Class R Certificates in the manner described herein. The amount of any Deferred Interest allocated to a Class of Regular Certificates will be added to the Certificate Principal Amount thereof.
                                            Interest which accrues on each Class of the Regular Certificates will be calculated on the assumption that distributions in reduction of the Certificate Principal Amount thereof on a
                                            Distribution Date, and any additions to such Certificate Principal
                                            Amount in respect of Deferred Interest on such Distribution Date, are made at the end of the related Interest Accrual Period.

                                            See "DESCRIPTION OF THE CERTIFICATES -- Interest" herein.

INTEREST ACCRUAL PERIOD...................  For the Fixed Rate Certificates (and the Class ( ) Certificates), the
                                            calendar month preceding each Distribution Date. For the (Class ( )
                                            Certificates) (Floating Certificates), the one-month period ending on and including the day before each Distribution Date (or, in the case of the first Distribution Date, the period from and including ___________, 19__ and ending on and including the day preceding such Distribution Date). Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
                                            See "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" for a
                                            discussion of the effect on the yield to Certificateholders arising from the lag between the accrual of interest on the
                                            Certificates and the distribution thereof.

PASS-THROUGH RATE ........................  (Insert one of the following, as applicable, for each Class:) (Class
                                            ( ): a fixed Pass-Through Rate of _____% per annum.)

                                            (Class ___: a per annum rate equal to LIBOR (determined monthly as described herein) plus % per annum, subject to a maximum rate of
                                            ___%. The Class Pass-Through Rate for the first Interest Accrual
                                            Period will be equal to ___% per annum.)

                                            (Class ___: a per annum rate equal to COFI (determined monthly as described herein) plus % per annum, subject to a maximum rate of
                                            _______%. The Class Pass-Through Rate for the first Interest
                                            Accrual Period will be equal to _____% per annum.)


                                                     S-5

                                            (Class _____: a per annum rate based on a different index.) (Class
                                            Certificates are "interest only" Certificates. "Interest only"
                                            Certificates are assigned a "Notional Amount" which is used solely for convenience in expressing the calculation of interest and for certain other purposes. Reference to the Notional Amount is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.) (Class
                                            Certificates are "principal only" certificates and will not accrue any interest.)

(ADDITIONAL PAYMENTS OF
INTEREST TO THE CLASS ( )
CERTIFICATEHOLDERS........................  In addition to the stated principal and interest payments, Holders of the Class Certificates will be entitled to receive the proceeds of the remaining assets of the REMIC Pool, if any, after payment in full of all of the other Classes. The Depositor does not
                                            anticipate that any material assets will remain after payment in full of all other Classes, unless the Certificates are redeemed at a time when the market value of the Mortgage Collateral exceeds the redemption price of the Certificates plus any costs (including any tax or other costs) related to such redemption. Additionally, certain provisions of the Code may effectively prevent such redemption. See "DESCRIPTION OF THE CERTIFICATES -- Optional
                                            Redemption" herein.) DISTRIBUTIONS OF PRINCIPAL On each
                                            Distribution Date, distributions in reduction of the Certificate
                                            Principal Amounts of the Regular Certificates will be made in the amounts and to the extent described herein. See "DESCRIPTION OF
                                            THE CERTIFICATES -- Distributions -- Distributions in Reduction of
                                            Certificate Principal Amount" and "--Distributions -- Allocation
                                            Among Classes" herein. (Principal payments allocated to the payment of a Class will be paid to the Holders of the Certificates of such Class (pro rata in the proportion which the aggregate outstanding Certificate Principal Amount of each Certificate of such Class bears to the aggregate outstanding Certificate
                                            Principal Amount of Certificates of such Class) (by lot with respect to Classes and ). See "DESCRIPTION OF THE CERTIFICATES --
                                            Distributions" and "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS"
                                            herein.)

FINAL SCHEDULED DISTRIBUTION
  DATES...................................  (insert date for each Class)

CUT-OFF-DATE _____ 1, 199_.

CLOSING DATE..............................  On or about _____ , 199_.

DISTRIBUTION DATE.........................  (The __th day of each month or, if such day is not a Business Day (as defined herein), the next Business Day, beginning in , 199_.) (The
                                            Distribution Dates shall be (quarterly) (semiannually) (annually)
                                            on each (specify regular distribution date).)

RECORD DATE...............................  The Record Date for each Distribution Date will be the close of business on the last Business Day of the month preceding the



                                                     S-6

                                            month in which such Distribution Date occurs, in the case of the
                                            Fixed Rate Certificates (and the Class ( ) Certificates), and the
                                            15th day of the calendar month in which such Distribution Date occurs (or, if such 15th day is not a Business Day, the preceding
                                            Business Day), in the case of the (Class ( ) Certificates)
                                            (Floating Rate Certificates).

DEPOSITOR.................................  Credit Suisse First Boston Mortgage Securities Corp.  (the "Depositor").
                                            See "THE DEPOSITOR" in the Prospectus.

MASTER SERVICER...........................  (the "Master Servicer"). See "SERVICING OF THE MORTGAGE LOANS -- The
                                            Master Servicer" herein and "SERVICING OF THE MORTGAGE LOANS --
                                            General" in the Prospectus.

(SPECIAL SERVICER.........................  (the "Special Servicer"). See "SERVICING OF THE MORTGAGE LOANS -- The
                                            Special Servicer" herein and "SERVICING OF THE MORTGAGE LOANS --
                                            General" in the Prospectus.)

TRUSTEE...................................  (the "Trustee").  See "DESCRIPTION OF THE CERTIFICATES -- Trustee and
                                            Collateral Agent" herein.

(COLLATERAL AGENT.........................  (the "Collateral Agent").  See "DESCRIPTION OF THE CERTIFICATES --
                                            Trustee and Collateral Agent" herein.)

(REMIC ADMINISTRATOR......................  The Trustee will prepare or cause to be prepared certain tax returns and reports and will perform certain administrative duties for the
                                            REMIC.)

AGREEMENT.................................  The Pooling and Servicing Agreement dated as of _________ 1, 199_ among the Depositor, the Master Servicer(, the Special Servicer) (and
                                            Collateral Agent) and the Trustee.
(COLLATERAL SECURITY
   AGREEMENT..............................  The Collateral Security Agreement dated as of ______ 1, 199_ among the
                                            Depositor, the Trustee and the Collateral Agent.) THE TRUST FUND
                                            The Trust Fund will consist of the Mortgage Pool, together with the payments thereon and certain other assets, including (the reserve fund) (the insurance policies on the mortgage loans) (a letter of credit) (certificate guarantee insurance) (the credit enhancement devices set forth below).

(A.)  THE MORTGAGE POOL...................  As of the Cut-Off-Date, the Mortgage Pool consisted of approximately

                                            Mortgage Loans with an approximate aggregate Scheduled Principal
                                            Balance (as defined herein) of $______. (The Mortgage Loans will be divided into Mortgage Loan Groups on the basis of their respective annual interest rates ("Mortgage Interest Rates"), the types of Mortgage Loans and the types of underlying Mortgaged
                                            Properties.) (The Mortgage Loans are not insured or guaranteed by any governmental entity or private insurer.) (Some of the Mortgage
                                            Loans are (Installment Contracts) (mortgage pass-through
                                            certificates) (participations in mortgage loans of the type set forth below.) The Mortgage Loans ((other than Installment
                                            Contracts)) (or in

                                                     S-7

                                            the case of mortgage pass-through certificates, the underlying mortgage loans) are (except as discussed below) secured by first liens on fee simple or leasehold interests in commercial real estate properties, (multifamily residential (rental) properties,)
                                            (and) (cooperatively owned multifamily properties) (consisting of five or more dwelling units), and mixed residential/commercial properties located in approximately states (and the District of
                                            Columbia). The commercial real estate properties may include office buildings, retail buildings, warehouses, hotels and motels, vehicle service facilities, industrial buildings, medical
                                            buildings, mobile home parks, nursing homes, shopping centers, garages and a variety of other commercial properties. See "THE
                                            TRUST FUND" herein. (With respect to Mortgage Loans with an aggregate Scheduled Principal Balance of $_____ representing % of the Mortgage Pool by Scheduled Principal Balance as of the
                                            Cut-Off-Date, the Mortgage Loans are secured by second liens on
                                            Mortgaged Properties for which the related first lien(, in some cases,) secures a mortgage loan which is not included in the
                                            Mortgage Pool; with respect to Mortgage Loans with an aggregate
                                            Scheduled Principal Balance of $_______ representing % of the
                                            Mortgage Pool by Scheduled Principal Balance as of the
                                            Cut-Off-Date, the Mortgage Loans are secured by third liens on
                                            Mortgaged Properties for which the related senior liens (, in some cases,) secure mortgage loans which are not included in the
                                            Mortgage Pool; with respect to Mortgage Loans with an aggregate
                                            Scheduled Principal Balance of $_____ representing ___% of the
                                            Mortgage Pool by Scheduled Principal Balance as of the
                                            Cut-Off-Date, the Mortgage Loans are secured by a lien on a
                                            Mortgaged Property more junior than a third mortgage; and with respect to Mortgage Loans with an aggregate Scheduled Principal
                                            Balance of $______ representing ___% of the Mortgage Pool by
                                            Scheduled Principal Balance as of the Cut-Off-Date, the Mortgage
                                            Loans are secured by liens on Mortgaged Properties for which the lien position is not available).)

                                            (Mortgage Loan Group ( ) will consist of) (Each of the Mortgage
                                            Loan Groups will include) Mortgage Loans secured by first liens
                                            (or by junior liens where all related senior liens secure Mortgage
                                            Loans included in the related Mortgage Loan Group) on multifamily residential properties ("Eligible Multifamily Mortgage Loans"), such that such Mortgage Loans are eligible to support
                                            "mortgage-related securities," as that term is defined under the
                                            Secondary Mortgage Market Enhancement Act of 1984 (the
                                            "Enhancement Act").)


                                            Mortgage Loan Group 1 will consist of Group (1F) Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase by fixed amounts after the Cut-Off-Date on a predetermined schedule) and Group (1A) Mortgage Loans having
                                            Mortgage Interest Rates which are adjustable, but subject to a minimum interest rate (a "Floor Interest Rate") of at least % per annum). (Mortgage Loan Group 1 consists (primarily) of Mortgage
                                            Loans which (are) (are not) Eligible Multifamily Mortgage Loans.)


                                                     S-8

                                            The approximately __ Group (1F) Mortgage Loans in Mortgage Loan
                                            Group 1 had an approximate aggregate Scheduled Principal Balance of , a weighted average Mortgage Interest Rate of approximately
                                            __% per annum and a weighted average remaining term to stated
                                            maturity ((excluding Matured Performing Mortgage Loans (as defined herein))) of approximately years. Approximately __% of the Group
                                            (1F) Mortgage Loans, by Scheduled Principal Balance as of the
                                            Cut-Off Date, are not fully amortizing over their terms to maturity. The approximately __ Group (1A) Mortgage Loans in
                                            Mortgage Loan Group had an approximate aggregate Scheduled
                                            Principal Balance of , a weighted average Mortgage Interest Rate of approximately ______% per annum and a weighted average
                                            remaining term to stated maturity ((excluding matured Performing
                                            Mortgage Loans)) ((excluding Matured Performing Mortgage Loans))
                                            of approximately years. Approximately ______% of the Group (1A)
                                            Mortgage Loans, by Scheduled Principal Balance as of the
                                            Cut-Off-Date, are not fully amortizing over their terms to maturity.

                                            (Mortgage Loan Group ( ) will consist of Mortgage Loans having
                                            Mortgage Interest Rates which are adjustable(, based upon the weighted average cost of funds for member savings institutions of the Eleventh Federal Home Loan Bank District ("COFI"),) and
                                            generally subject to lower Floor Interest Rates than the Group
                                            (1A) Mortgage Loans or no Floor Interest Rate. ( of the Group ( )
                                            Mortgage Loans are Eligible Multifamily Mortgage Loans.) The
                                            approximately Mortgage Loans in Mortgage Loan Group ( ) had an
                                            approximate aggregate Scheduled Principal Balance of , a weighted average Mortgage Interest Rate of approximately ______% per annum and a weighted average remaining term to stated maturity
                                            ((excluding Matured Performing Loans)) of approximately years.
                                            Approximately _____% of the Group ( ) Mortgage Loans, by Scheduled
                                            Principal Balance as of the Cut-Off-Date, are not fully amortizing over their terms to maturity.)

                                            (The Mortgage Collateral consists of a single Mortgage Loan secured by Mortgaged Properties or Mortgage Loans of a single obligor or related obligors.) (The Mortgage Collateral consists of
                                            Mortgage Loans of unrelated obligors.) (The Mortgage Loans include cross-default provisions, as described herein.)

                                            (The Mortgage Loans in Mortgage Loan Group are non-recourse and, in the event of Borrower default, provide for recourse only against the Mortgaged Property and such other assets, if any, as have been pledged to secure the Mortgage Loans, and not against the obligor thereon.) (The Mortgage Loans in Mortgage Loan Group are full recourse Mortgage Loans.) As of the Cut-Off-Date __% of the Mortgage Loans are delinquent for a period of up to days. For a description of the manner in which the Scheduled Principal
                                            Balance of a Mortgage Loan is calculated, see "DESCRIPTION OF THE
                                            CERTIFICATES -- Distributions -- Generally." For further
                                            information regarding


                                                     S-9

                                            the Mortgage Pool, see "THE TRUST FUND" herein and "THE MORTGAGE
                                            POOLS" in the Prospectus.

                                            (The Mortgage Pool consists of __ Mortgage Loans and will not be divided into Mortgage Loan Groups. In addition to the information regarding the Mortgage Pool set forth in "THE TRUST FUND" herein, detailed information in respect of the individual Mortgage Loans will be set forth on Exhibit Z attached hereto.)

(B.)  CREDIT ENHANCEMENT)................   (Specify provider of Credit Enhancement) has delivered to the Trustee
                                            (an irrevocable letter of credit) (a surety bond) (an insurance policy) (a committed line of credit) (a repurchase commitment)
                                            (the "Credit Enhancement") with respect to the (Senior) (specify appropriate classes) (Certificates) (the Mortgage Loans) (the
                                            (Servicer's) (Master Servicer's) obligation to (make advances on)
                                            (repurchase defaulted Mortgage Loans). Under the Credit
                                            Enhancement, (specify provider of Credit Enhancement) will advance funds to the Trustee (to pay) (up to ____% of) (principal of the
                                            (Senior) (Certificates) (specify appropriate class) (Mortgage
                                            Loans) (and to pay) (up to % of) interest on such (Certificates)
                                            (Mortgage Loans) (to provide funds in the event of a failure by the (Master) (Servicer) to make advances)(to repurchase delinquent
                                            Mortgage Loans) in an amount not to exceed ( % of the initial principal amount of the Mortgage Loans.) ($ ) (The (cross-support features and) amount available under the Credit Enhancement is subject to reduction and reinstatement as described herein under
                                            "THE TRUST FUND -- Enhancement.")

1.  SUBORDINATION; SUBORDINATION
      RESERVE FUND)......................   (The right of Holders of Subordinate Certificates to receive principal and interest payments thereon on any Distribution Date will be subordinate in right and priority to the rights of Holders of
                                            Senior Certificates, but only (in the event of certain types of losses specified in "THE TRUST FUND," and then only) to the extent of the "Available Subordination Amount" as of such Payment Date.
                                            The "Available Subordination Amount" will initially be $ (the
                                            "Maximum Subordination Amount") (representing % of the initial
                                            Certificate Principal Amount of the (Certificates), declining as described herein under "THE TRUST FUND -- Enhancement --
                                            Subordination of the Class __ Certificates" to ($ ) (the "Minimum
                                            Subordination Amount"). The subordination is effected by (the type of loss incurred,) the preferential right (to the extent of the then Available Subordination Amount) of Holders of Senior
                                            Certificates to receive distributions of principal and interest on the Certificates (and by the establishment of a Subordination
                                            Reserve Fund). The Subordination Reserve Fund will be maintained at the required Subordination Reserve Fund Balance, determined as described herein under "THE TRUST FUND -- Enhancement --
                                            Subordination of the Class __ Certificates." The Subordination
                                            Reserve Fund will be initially funded in the amount of $ in (cash)
                                            (letter of credit) (Eligible Investments).) (In addition,) (the
                                            Subordination Reserve Fund


                                                     S-10

                                            will be funded by the application of a portion of (Excess Cash
                                            Flow) (amounts otherwise payable to Holders of Subordinate
                                            Certificates) in accordance with the schedule set forth herein.)

2.  RESERVE FUND.........................   The (Depositor) (Unaffiliated Seller) will pledge to the Collateral Agent
                                            (as defined below) and deposit in the Reserve Fund cash or an irrevocable letter of credit in an amount satisfactory to the
                                            Rating Agencies rating the Certificates to cover, among other things, shortfalls in collections on the Mortgage Loans due to losses and delinquencies thereon (and Basis Risk Shortfalls (as defined herein)), including shortfalls in interest received on such Mortgage Loans as a result of prepayments. (The Reserve Fund will also be available to cover certain servicing fees and other expenses of the Trust Fund as described herein.) See "THE TRUST
                                            FUND -- Enhancement -- Reserve Fund" herein and "ENHANCEMENT --
                                            Reserve Funds" in the Prospectus. The Reserve Fund initially will equal approximately % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date. (The Depositor will have the right on any Distribution Date to cause the Trustee to pay over to the Depositor, free from the lien thereon, the amount by which the balance in the Reserve Fund exceeds the amount required to be maintained therein.)

SERVICING................................   (Various Servicers approved by the Master Servicer will provide customary servicing functions with respect to the Mortgage Loans pursuant to
                                            Servicing Agreements between them and the Master Servicer. (Among other things, the Servicers are obligated under certain
                                            circumstances to make advances with respect to the Mortgage
                                            Loans.) See "SERVICING OF THE MORTGAGE LOANS" herein.)

                                            (Depositor will enter into a Master Servicing Agreement with ____
                                            with respect to the Mortgage Loans. The Master Servicer will supervise all servicing of the Mortgage Loans and assume the obligations of any Servicer that is terminated for cause by the
                                            Trustee unless another substitute Servicer is appointed. The obligation of the Master Servicer to purchase Mortgage Loans that a Servicer has failed to purchase when required to do so under the
                                            Servicing Agreement will be limited. See "SERVICING OF THE
                                            MORTGAGE LOANS" herein.) (Insurance which is required to be in effect with respect to Mortgage Loans is described more fully herein under "SERVICING OF THE MORTGAGE LOANS -- Insurance.")

                                            (Neither) (T)he Master Servicer (nor the Special Servicer) will be obligated to make advances with respect to payments of principal or interest due on delinquent or defaulted Mortgage Loans (or for such other purposes as are set forth in the Agreement). (Advances will be made from the Reserve Fund with respect to (i) delinquent scheduled Monthly Payments (but not Balloon Payments and, in the
                                            case of Simple Interest Loans, delinquent payments of interest only), (ii) certain payments assumed to be due in respect of
                                            Mortgage Loans with delinquent Balloon Payments (as defined herein) and (iii) Mortgage Loans whose payment terms have been modified


                                                     S-11

                                            under the circumstances described herein.) See "SERVICING OF THE
                                            MORTGAGE LOANS -- Modifications, Waivers and Amendments" herein and in the Prospectus. (In addition, Senior Lien Advances (as defined herein) may be made from the Reserve Fund, subject to the limitations described herein, to the extent that the Special
                                            Servicer determines that to do so would result in an increase in the amount of Liquidation Proceeds ultimately distributable to
                                            Certificateholders.) Advances will also be made from the Reserve
                                            Fund with respect to taxes and insurance premiums in connection with Mortgage Loans and Property Protection Expenses, but in the
                                            event amounts in the Reserve Fund are depleted, the Master
                                            Servicer or Special Servicer will be obligated to make such advances only to the extent that such advances are, in the judgment of the Master Servicer or Special Servicer, as
                                            applicable, reasonably recoverable. See "SERVICING OF THE MORTGAGE
                                            LOANS -- Advances" herein and in the Prospectus.)

OPTIONAL TERMINATION.................       The assets of the Trust Fund may be purchased by the Master Servicer
                                            (, the Special Servicer (if it is then servicing all Mortgage
                                            Loans remaining in the Trust Fund),) (the owner of the Reserve
                                            Fund,) or the owner of the Class R Certificates when the aggregate
                                            Certificate Principal Amount of the Regular Certificates is less than (10)% of the initial aggregate Certificate Principal Amount thereof. Any such sale will effect a termination of the Trust Fund and an early retirement of the Regular Certificates. See
                                            "DESCRIPTION OF THE CERTIFICATES -- Optional Termination" herein.

USE OF PROCEEDS......................       (The Depositor will use substantially all of the net proceeds from the sale of the Certificates (to purchase the Mortgage Collateral) (to repay indebtedness incurred to acquire the Mortgage Collateral conveyed to the Trustee by the Depositor) (to pay for the costs of structuring(, guaranteeing) and issuing the Certificates) (and)
                                            (to fund the Reserve Fund(s) (and other Accounts) for the
                                            Certificates.) (The Certificates are being delivered by the
                                            Depositor to the (Institutional Investor) in exchange for the
                                            Mortgage Loans to be conveyed to the Trustee as part of the Trust
                                            Fund. The Depositor will receive no other proceeds from the sale of the Certificates. The (Institutional Investor) may subsequently sell the Certificates in one or more transactions. See "USE OF
                                            PROCEEDS" and "PLAN OF DISTRIBUTION" herein.)

RATINGS..............................       (It is a condition to the issuance of the Certificates that they be rated in one of the four highest rating categories by at least one
                                            Rating Agency.) It is a condition to the issuance of the Offered
                                            Certificates that the Class ( ) Certificates be rated no lower than " " by (Moody's Investors Service, Inc. ("Moody's"),)
                                            (Standard & Poor's Ratings Services, a division of The McGraw-Hill
                                            Companies, Inc. ("S&P"),) (Fitch IBCA, Inc. ("Fitch")) (and)
                                            (Duff & Phelps Credit Rating Co. ("DCR")), and that the Class ( )
                                            Certificates be rated no lower than " " by ( ). (While the following ratings are not a condition to the issuance of any of the Certificates, it is


                                                     S-12

                                            expected that the Class Certificates be rated no lower than " " by
                                            (.) See "CERTIFICATE RATINGS" herein.

LEGAL INVESTMENT.....................       (The Class ( ) Certificates will constitute "mortgage related securities" for purposes of the Enhancement Act for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, are legal investments for certain entities to the extent provided in the Enhancement Act.) The (other Classes of)
                                            Offered Certificates will not constitute "mortgage related securities" for purposes of the Enhancement Act. Accordingly, institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "LEGAL INVESTMENT CONSIDERATIONS" herein and "LEGAL
                                            INVESTMENT" in the Prospectus.

ERISA CONSIDERATIONS.................       Any fiduciary of an employee benefit or other plan subject to the provisions Title I of ERISA or Section 4975 of the Code
                                            (hereinafter, a "Plan") who proposes to cause a Plan to acquire any of the Offered Certificates should consult with its own counsel with respect to the applicability of ERISA and the Code to such investment, including the availability of any class or individual
                                            ERISA prohibited transaction exemption, such as the exemption granted to Credit Suisse First Boston described herein.

                                            THE CHARACTERISTICS OF THE CLASS ( ) AND CLASS ( ) CERTIFICATES
                                            MAY NOT MEET THE REQUIREMENTS OF ANY ERISA PROHIBITED TRANSACTION
                                            EXEMPTIONS. ACCORDINGLY, THE CLASS ( ) AND CLASS ( ) CERTIFICATES
                                            SHOULD NOT BE ACQUIRED BY A PLAN OR WITH ASSETS OF ANY PLAN, OTHER
                                            THAN AN INSURANCE COMPANY GENERAL ACCOUNT.

                                            See "ERISA CONSIDERATIONS" herein and in the Prospectus.

CERTAIN FEDERAL INCOME
  TAX CONSEQUENCES...................       (An election will be made to treat the REMIC Pool as a REMIC for federal income tax purposes. The Regular Certificates will represent beneficial interests in, and Holders thereof will be taxed as if they directly owned, (i) corresponding classes of
                                            "regular interests" in the REMIC Pool ("Regular Interests") which will be designated as Regular Interests and (ii) yield supplement agreements in the form of interests in the right to amounts available to be withdrawn from the Reserve Fund in respect of
                                            Basis Risk as described herein.

                                            The Regular Interests generally will be treated as debt
                                            instruments for federal income tax purposes, and all income thereon must be reported on the accrual method of accounting. (The
                                            REMIC Administrator will report that the Regular Interests are issued with original issue discount in an amount


                                                     S-13

                                            equal to the excess of all distributions of principal and interest thereon over their issue prices (including accrued interest, if any, payable on the Closing Date).) The prepayment assumption that is to be used in determining the rate of accrual of original issue discount for federal income tax purposes with respect to the
                                            Regular Interest corresponding to each Class of Regular
                                            Certificates is a constant prepayment rate for the Mortgage Loans equal to ( % (assuming that the maturity date for each Balloon
                                            Mortgage Loan (as defined herein) is extended to the earlier of
                                            (i) the date on which such Mortgage Loan would mature based on its amortization schedule and (ii) years past its stated maturity date, as described herein under "YIELD, PREPAYMENT AND MATURITY
                                            CONSIDERATIONS -- Weighted Average Life of the Regular
                                            Certificates")). No representation is made that the Mortgage Loans will prepay at such rate(s) or at any other rate or that the maturity dates for the Balloon Mortgage Loans will be extended in such manner or in any other manner.

                                            Holders will be required to allocate their basis in the Regular
                                            Certificates between their beneficial interests in the related
                                            Regular Interests and in their right to payments in respect of
                                            Basis Risk as described herein. Any amounts paid or accrued with respect to amounts due under the yield supplement agreements in excess of payments representing a return of basis if any,
                                            allocable thereto will be treated as ordinary income. The method of recovery of the portion, if any, of a Holder's basis in a
                                            Regular Certificate allocable to its interest in the respective yield supplement agreement is uncertain. The Depositor believes that the likelihood of any payments under the yield supplement agreements is remote and, therefore, a Holder's basis allocable thereto as of the Closing Date would be negligible.

                                            (A holder of a Class R Certificate will be required to include the taxable income or loss of the REMIC in determining its federal taxable income. It is anticipated that all or a substantial portion of the taxable income of the REMIC includible by a Class R
                                            Certificateholder will be treated as "excess inclusion" income subject to special limitations for federal income tax purposes.
                                            Further, significant restrictions apply to the transfer of a Class
                                            R Certificate. The Class R Certificates are "noneconomic residual interests," certain transfers of which may be disregarded for federal income tax purposes.)

                                            See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" herein and in the
                                            Prospectus.)


                                                     S-14


                                  RISK FACTORS

         Prospective Certificateholders should consider, among other things, the following factors in connection with a purchase of the Regular
Certificates.

         1. Delinquent Mortgage Loans; Matured Performing Mortgage Loans (;
Modified Mortgage Loan). Included in the Mortgage Pool are Mortgage Loans that, as of the Cut-Off-Date, had up to Monthly Payments past due (and Mortgage Loans that, as of the Cut-Off-Date, were delinquent as to their Balloon Payments but as to which the related Borrowers continue to make Monthly Payments). The
Mortgage Pool includes Mortgage Loans that have had one or more delinquencies during the 12 month period immediately preceding the Cut-Off-Date. (One or more of the Mortgage Loans included in the Mortgage Pool have been modified by or on behalf of the Depositor or the Unaffiliated Seller prior to such inclusion in the Mortgage Pool.)

         As of the Cut-Off-Date, no Mortgage Loan has or more Monthly Payments past due. As of the Closing Date, all Monthly Payments due on any Mortgage Loan on ____ or before ________, 199__ will have been made. (Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $_______, representing % of the aggregate Scheduled Principal Balance of the Mortgage
Loans as of the Cut-Off-Date, will have a Monthly Payment which is more than 60 days past due at the Closing Date if no Monthly Payments are received on such Mortgage Loans from the Cut-Off-Date to the Closing Date and in such event will be Specially Serviced Mortgage Loans as of the Closing Date.)

         (Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $__________, representing ___% of the aggregate Scheduled
Principal Balance of the Mortgage Loans as of the Cut-Off-Date, are Mortgage
Loans that are delinquent as to their Balloon Payments as of the Cut-Off-Date, that have not yet been the subject of modification as a consequence thereof and on which the Borrowers continue to make Monthly Payments in accordance with their original terms ("Matured Performing Mortgage Loans"). Matured Performing
Mortgage Loans that do not contain principal amortization schedules are expected to be modified to provide for extended maturity dates. See "THE TRUST
FUND -- The Mortgage Collateral" herein and "THE MORTGAGE POOLS" in the
Prospectus.)

         Investors should consider the risk that the inclusion of delinquent
Mortgage Loans (and Matured Performing Mortgage Loans) in the Mortgage Pool may affect the rate of defaults and prepayments on the Mortgage Loans and the yield on the Offered Certificates. See "YIELD, PREPAYMENT AND MATURITY
CONSIDERATIONS" herein.

         2. Multifamily and Commercial Lending. Borrower Default; Balloon
Payments. Multifamily and commercial lending is generally viewed as exposing the lender to a greater risk of loss than one-to four-family residential lending. Multifamily and commercial lending typically involves larger loans to a single obligor or groups of related obligors than residential one-to four-family mortgage loans. (The Mortgage Loans are not insured or guaranteed against default by any governmental entity or by any private mortgage insurer,)
(and there is no obligation on the part of any Person to repurchase or replace any delinquent or defaulted Mortgage Loan, (except (the Unaffiliated Seller)
(the Master Servicer) under the circumstances set forth herein). See "THE TRUST
FUND -- Representations and Warranties" herein and "THE MORTGAGE POOLS --
Representations and Warranties" in the Prospectus.

         The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate.

         Information concerning the debt service coverage ratios of (certain of) the Mortgage Loans is set forth in Exhibit Y to this Prospectus Supplement.
(As indicated therein, the net operating income from certain of the Mortgaged
Properties is currently insufficient to cover debt service payments on the related Mortgage Loans, and in the case of certain other Mortgage Loans the Depositor does not have current information concerning net operating income from the related real estate projects.) Even where the net operating income generated by a Mortgaged Property is currently sufficient to cover debt service payments on the related Mortgage Loan, there can be no assurance that this will continue to be the case in the future. In the case of an adjustable rate
Mortgage Loan, an increase in the Mortgage Interest Rate will increase the debt service and could impair the Borrower's ability to repay the Mortgage Loan. Net operating income from a real estate project


                                     S-15

may be reduced, and the Borrower's ability to repay the loan impaired, as a result of an increase in vacancy rates for the project, a decline in rental rates as leases are renewed or entered into with new tenants, an increase in operating expenses of the project and/or an increase in capital expenditures needed to maintain the project and make improvements required by tenants. In the case of Mortgage Loans that are secured by owner-occupied Mortgaged
Properties or Mortgaged Properties leased to a single tenant, a decline in the financial condition of the Borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgage Properties with multiple tenants. (A substantial portion) of the Mortgage Loans are nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of Borrower default, recourse may be had only against the specific real property and such other assets, if any, as have been pledged to secure the Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF
THE MORTGAGE LOANS --Anti-Deficiency Legislation" in the Prospectus. With respect to those Mortgage Loans that provide for recourse against the Borrower and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property. The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes or continued weakness in general or local economic conditions and/or specific industry segments; declines in real estate values; supply and demand in the market for the type of Mortgaged
Property securing the Mortgage Loan; declines in rental or occupancy rates;
increases in interest rates, real estate and personal property tax rates, energy costs and other operating expenses; the availability of real estate financing for the relevant type of Mortgaged Property; changes in governmental rules, regulations and fiscal policies, including environmental legislation and rent control laws; acts of God; and other factors which are beyond the Master
Servicer's or the Special Servicer's control. Although the Master Servicer or the Special Servicer is obligated to cause standard hazard insurance to be maintained with respect to each Mortgage Loan, insurance with respect to extraordinary hazards such as earthquakes and floods is generally not required to be maintained, and insurance is not available with respect to many of the other risks listed above.

         Mortgage Loans representing approximately % of the aggregate Scheduled
Principal Balance of the Mortgage Loans as of the Cut-Off-Date are not fully amortizing over their terms to maturity, and, thus, may have substantial principal balances ("Balloon Payments") due at their stated maturity (such
Mortgage Loans are sometimes hereinafter referred to as "Balloon Mortgage
Loans"). In addition, certain Mortgage Loans provide for monthly (or other periodic) payments of interest at a Payment Rate which could be less than the Mortgage Interest Rate for such Mortgage Loan for some portion of the loan term. "Payment Rate" means the per annum rate of interest that becomes due for each such Mortgage Loan on each payment date. The terms of such a Mortgage Loan provide that its principal balance is increased periodically by an amount reflecting the difference between the Payment Rate and the Mortgage Interest
Rate, resulting in negative amortization. Accordingly, such Mortgage Loans could also have Balloon Payments due at their stated maturity or increases in expected Balloon Payments that might not arise in other interest rate scenarios. In certain circumstances, the Agreement permits the modification of Mortgage Loans to create or to increase existing Balloon Payments. Mortgage
Loans with Balloon Payments involve a greater degree of risk than fully amortizing loans because the ability of a Borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a Borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of attempted sale or refinancing, the Borrower's equity in the related Mortgaged Property, the financial condition of the Borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for (commercial)
(multifamily residential) real estate projects generally.

         (In order to produce a greater recovery on a present value basis on defaulted Mortgage Loans, the Special Servicer has considerable flexibility under the Agreement to extend and modify Mortgage Loans which are in default or as to which a payment default is reasonably foreseeable, including in particular Balloon Payments. More specifically, subject to the overall goal of producing a greater recovery on a present value basis for the defaulted
Mortgage Loans than would result from foreclosure and to certain conditions set forth in the Agreement, the Special Servicer has the power, among other things, to forgive permanently the payment of principal or interest or both, to lower or modify the Mortgage Interest Rates or Payment Rates or to modify the schedule for payments of principal and interest. Any extension of the scheduled maturity date of the loan may cause the weighted average lives of the Certificates to be longer than if the loan had paid under its original terms.)

         (The Special Servicer receives a Workout Fee (as defined herein) which is based on receipts from or proceeds of such Mortgage Loans. While such flexibility with respect to modifications and payment of compensation to the


                                     S-16

Special Servicer in the form of a Workout Fee is designed to increase the present value of receipts from or proceeds of Mortgage Loans which are in default or as to which default is reasonably foreseeable, there can be no assurance that it will do so. See "SERVICING OF THE MORTGAGE LOANS --
Modifications, Waivers and Amendments" and "--Servicing Compensation and
Payment of Expenses" herein and in the Prospectus.)

         (3. Absence of Servicer Advances and Limits of Reserve Fund. Neither the Master Servicer nor the Special Servicer is obligated to make advances with respect to payments of principal or interest due on delinquent or defaulted
Mortgage Loans (, with respect to Senior Lien Advances) or, as long as amounts remain in the Reserve Fund, with respect to costs and expenses that may be incurred in connection with the servicing of the Mortgage Loans. (Any delinquent Monthly Payments (as defined herein) or Assumed Scheduled Payments
(i.e., payments assumed to be due following any delinquent Balloon Payment), as well as actual or assumed write-offs in connection with restructured Mortgage
Loans, certain other distributions of principal and interest, certain costs or expenses, including certain fees payable to the Special Servicer and Basis Risk
Shortfalls (including shortfalls in interest received on Mortgage Loans as a result of prepayments) will be covered by draws on the Reserve Fund to the extent sufficient funds are available therein. Consequently, the Reserve Fund serves simultaneously as a source of liquidity and credit support for the Regular Certificates, as a source of protection for such Regular Certificates against shortfalls in interest on Mortgage Loans due to prepayments and as a source of Basis Risk protection for the Regular Certificates.) (As more fully described herein, when the amount on deposit in the Reserve Fund is less than the Liquidity Amount (as defined herein), the Reserve Fund will only be available to make certain minimum distributions on the Class ( ) Certificates;
(or, after the Class ( ) Certificates have been retired, on the Class ( )
Certificates).) See "DESCRIPTION OF THE CERTIFICATES -- Distributions --
Allocation Among Classes" herein.)

         4. Priority of Payments. (All amounts received on or in respect of the Mortgage Loans in Mortgage Loan Group ((including related draws on the Reserve
Fund)) will be applied first to interest and principal then distributable with respect to the Class Certificates, and only thereafter will be applied to amounts then distributable with respect to the Class Certificates. Principal distributable on the Class Certificates generally will include all principal received, due (other than Balloon Payments) but not received, or deemed to be due, on the Group Mortgage Loans. Furthermore, pursuant to the subordination of the Class Certificates to the Class Certificates, remaining amounts received on or with respect to Mortgage Loans in Mortgage Loan Group, otherwise allocable to such subordinated class, will first be applied to cover any shortfalls in minimum distribution to the Class Certificates to the extent amounts received on or with respect to the Mortgage Loans in Mortgage Loan Group are not sufficient therefor.)

         (In no event will amounts received on or with respect to the Mortgage
Loans in Mortgage Loan Group be available to make distributions to the Class
Certificates, and accordingly the Class Certificates could receive distributions from such amounts at times when the Class Certificates are not receiving minimum distributions in full. Even in the absence of shortfalls in payments on the Group Mortgage Loans, if the rate of principal payments on the Group Mortgage Loans, the Class Certificates could be entitled to distributions of Optimal Mortgage Loan Principal (as defined herein) for Mortgage Loan Group at times when the Class Certificates are still outstanding).

         Distributions of interest and principal with respect to the Class
Certificates will be subordinate to distributions of interest and principal with respect to the Class Certificates to the extent that no distribution of interest or principal is permitted to be made with respect to the Class
Certificates on any Distribution Date until interest and principal then payable to the Class Certificates have been paid and, so long as any Class Certificates remain outstanding, until the amount in the Reserve Fund is restored to at least the Liquidity Amount. (Repeat for each additional subordinate Class.)

         To the extent interest distributable in respect of a Class of Regular
Certificates on any Distribution Date is not paid as a result of the foregoing priorities or otherwise, the amount of such interest, together with interest accrued thereon at the applicable Pass-Through Rate, compounded monthly, will be added to amounts to be distributed on subsequent Distribution Dates.
Certificate Principal Amounts of Regular Certificates will be reduced only as a result of distributions in respect thereof. See "DESCRIPTION OF THE
CERTIFICATES -- Distributions" herein.

         (5. Basis Risk and Prepayment Shortfalls. Under certain circumstances, interest accrued on the Regular Certificates as of any Distribution Date could exceed interest (net of applicable servicing fees) accrued on the Mortgage
Loans. Such a shortfall could arise due to, among other things, variations in the difference between (LIBOR) and the


                                     S-17

Indexes for the Group and Group Mortgage Loans, variations in the difference between (COFI) and the interest accrued on the Group Mortgage Loans, variations in interest rate adjustment dates and interest rate maximums for such Mortgage
Loans relative to those for the Floating Rate Certificates, differences in the number of days for interest accrual periods for payments on Mortgage Loans and Interest Accrual Periods for corresponding Distribution Dates for the Regular
Certificates, the existence of Group (1F) Mortgage Loans with Net Mortgage
Interest Rates and Group (1A) Mortgage Loans with Floor Interest Rates, which could result in Net Mortgage Interest Rates that are below the weighted average of the Pass-Through Rates for the Fixed Rate Certificates, conversion of certain adjustable rate Mortgage Loans to fixed rate Mortgage Loans, and net shortfalls in interest collected on Principal Prepayments or Balloon Payments.
(The Reserve Fund will be available to cover shortfalls due to Basis Risk.) Any such amounts will be applied, first, to such shortfalls incurred by the Class
Certificates (, second to such shortfalls incurred by the Class Certificates) and last to such shortfalls incurred by the Class Certificates. See
"DESCRIPTION OF THE CERTIFICATES -- Distributions -- Basis Risk" herein.)

         6. Enforceability. (A substantial majority) of the Mortgages contain due-on-sale clauses, which permit the lender to accelerate the maturity of the Mortgage Loan if the Borrower sells, transfers or conveys the related Mortgaged
Property or its interest in the Mortgaged Property. Such clauses are generally enforceable subject to certain exceptions.

         (Substantially all) of the Mortgages include debt-acceleration clauses, which permit the lender to accelerate the debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after the giving of appropriate notices. The equity courts of any state, however, may refuse to permit the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

         (Included in the Mortgage Pool are Installment Contracts which are generally enforceable subject to certain exceptions. See "CERTAIN LEGAL ASPECTS
OF THE MORTGAGE LOANS --Installment Contracts" in the Prospectus.) (Some) of the Mortgage Loans may be secured by an assignment of leases and rents pursuant to which the Borrower typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage
Loan, while retaining a license to collect rents for so long as there is no default. In the event the Borrower defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interest prior to actual possession of the cash by the lender. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Borrower, the lender's ability to collect the rents may be adversely affected. See "CERTAIN LEGAL
ASPECTS OF THE MORTGAGE LOANS" in the Prospectus.

         7. Limited Obligations. The Certificates will represent beneficial ownership interests solely in the assets of the Trust Fund and will not represent an interest in or obligation of the Depositor or any other Person.
Distributions on any Class of Regular Certificates will depend solely on the amount and timing of payments and other collections in respect of the Mortgage
Loans (and amounts on deposit in the Reserve Fund) (and collections in respect of the other credit enhancement devices provided for herein). Although amounts, if any, otherwise distributable to Holders of the Class Certificates will be available to make distributions on the Class Certificates on any Distribution
Date to the extent set forth herein, (repeat for each additional subordinate
Class) there can be no assurance that these amounts, together with other payments and collections in respect of the Mortgage Loans (and amounts available to be withdrawn from the Reserve Fund) (and collections in respect of the other credit enhancement devices provided for herein), will be sufficient to make full and timely distributions on such Class Certificates.

         8. Limited Liquidity. The Underwriter has advised the Depositor that it intends to make a secondary market (either directly and/or through one or more affiliates) in the Offered Certificates, but has no obligation to do so.
There can be no assurance that a secondary market will develop for any Class of Offered Certificates or, if it does develop, that it will provide the Holders of such Certificates with liquidity of investment or that it will remain for the term of such Certificates. No arrangement for listing of the Offered
Certificates on a securities exchange is being made.

         9. Variability in Average Life of Regular Certificates. The payment experience on the Mortgage Loans will affect the actual payment experience on and the weighted average lives of the Regular Certificates and accordingly may affect the yield on the Regular Certificates. Since prepayments on the Mortgage
Loans (including prepayments


                                     S-18

resulting from modifications, defaults or liquidations or repurchases due to certain breaches of representations and warranties) and other principal payments (including Balloon Payments) on the Mortgage Loans are initially directed to reduce the respective Certificate Principal Amounts of the Class
Certificates, principal payments on the Mortgage Loans will have a disproportionately greater tendency to shorten the weighted average lives of the Class Certificates relative to the Class Certificates and to shorten the weighted average lives of the Class Certificates relative to the Class
Certificates, and so forth.

         In contrast, (a substantial portion of) the excess of interest due on the Mortgage Loans, net of servicing compensation, over interest due on the Regular Certificates will generally be applied to the Class Certificates as described herein under "DESCRIPTION OF THE CERTIFICATES -- Distributions --
Allocation Among Classes. " Accordingly, while the amount of such excess interest will generally be affected primarily by changes in interest rates and the interest rate adjustment terms of the Mortgage Loans as described above under "--Basis Risk and Prepayment Shortfalls," any payment experience which would reduce such excess interest, including prepayments (Mortgage Loans having higher interest rates being more likely to prepay), will have a tendency to extend the weighted average lives of the Class Certificates. Likewise, any payment experience which would increase such excess interest, including the extension of due dates for certain Balloon Payments, will have a tendency to shorten the weighted average lives of the Class Certificates and to extend the weighted average lives of the Class Certificates. The level of such excess interest will also be affected by other factors described above under "--Basis
Risk and Prepayment Shortfalls" and under "DESCRIPTION OF THE CERTIFICATES --
Distributions -- Basis Risk" herein.

         Prepayments on the Mortgage Loans will be influenced by the prepayment provisions of the related Notes and may also be affected by a variety of economic, geographic and other facts, including the difference between the interest rates on the Mortgage Loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing.
In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans (and particularly on Mortgage Loans with fixed Mortgage Interest Rates or with minimum adjustable Mortgage Interest Rates that are higher than prevailing interest rates) would be expected to increase. Conversely, if prevailing interest rates are at a level below the Mortgage Interest Rates on the Mortgage
Loans and rise significantly above such Mortgage Interest Rates, the rate of prepayment would be expected to decrease. (A significant number) of the Mortgage Loans either did not provide for any lockout period in which prepayments are prohibited or for any prepayment premium, penalty or charge in connection with the prepayment thereof, or if such provisions were included in the Notes they have expired. (Some) of the Mortgage Loans, however, continue to have lockout periods or prepayment premiums or penalties which could be a deterrent to prepayments. The Depositor makes no representation as to the effect of such lockout periods, premiums or penalties on the rate of prepayment of the related Mortgage Loans. Except in limited circumstances, the Depositor has not verified the prepayment terms of the Notes relating to the Mortgage
Loans.

         Delays in liquidations of defaulted Mortgage Loans and modifications extending the maturity of Mortgage Loans will tend to extend the payment of principal of the Mortgage Loans. Because a significant number of Mortgage Loans have Balloon Payments due at maturity and because the ability of the Borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having Balloon Payments may default at maturity, or that the Special Servicer may extend the maturity of a number of such Mortgage Loans in connection with workouts. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Borrower or adverse conditions in the market where the property is located. (In order to minimize losses on defaulted Mortgage Loans, the Special Servicer is given considerable flexibility under the Agreement to modify Mortgage Loans that are in material default or as to which a payment default is reasonably foreseeable or has occurred.) Certificateholders are not entitled to receive distributions of Balloon Payments when due except to the extent they are actually received and instead are entitled only to receive prepayments when received and Assumed Scheduled Payments which would be due if no Balloon
Payments were required. With respect to delinquent or defaulted Mortgage Loans
(including REO Mortgage Loans), Certificateholders are entitled to receive only scheduled Monthly Payments or Assumed Scheduled Payments until final liquidation, except that an earlier partial payment of principal may be required upon foreclosure, if the appraised value of the related Mortgaged
Property is less than the actual principal balance of the Mortgage Loan, or upon a modification. See "SERVICING OF THE MORTGAGE LOANS - -- Modifications,
Waivers and Amendments" herein and in the Prospectus.



                                     S-19

         Any changes in weighted average life may adversely affect the yield to Certificateholders. Prepayments resulting in a shortening of weighted average lives of any of the Regular Certificates may be made at a time of low interest rates when a Holder may be unable to reinvest the resulting payments of principal on its Certificates at a rate comparable to the Pass-Through Rate payable on such Certificates, while delays and extensions resulting in a lengthening of such weighted average lives may occur at a time of high interest rates when a Holder may have been able to reinvest principal payments that would otherwise have been received by it at higher rates. In contrast, because the Class Certificates are being offered at a discount, and because the Class (
) Certificates are being offered at a premium, their effective yields will depend to a significant extent on the rate at which any excess interest materializes and is applied to make distributions of principal in respect of such Classes of Certificates as described above. The yield on the Class
Certificates may be adversely affected to the extent their weighted average lives are extended due to a reduction in such excess interest and the yield on the Class Certificates may be adversely affected to the extent their weighted average lives are shortened due to an increase in such excess interest. See
"YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" and "THE TRUST FUND" herein.

         10. Environmental Law Considerations. At the time the Mortgage Loans were originated it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

         (The Agreement provides that the Special Servicer shall, at the expense of the Trust Fund, obtain an environmental assessment with respect to any Mortgaged Property prior to acquiring title thereto or assuming its operation. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental assessment is obtained or any required remedial action is taken, reducing the likelihood that the Trust Fund will become liable for any Environmental Condition affecting a Mortgaged Property, but making it more difficult to foreclose. However, there can be no assurance that the requirements of the Agreement will in fact insulate the Trust Fund from liability for Environmental Conditions.)

         Under the laws of certain states where the Mortgaged Properties are located, failure to perform the remediation of Environmental Conditions required or demanded by the state may give rise to a lien on a Mortgaged
Property to ensure the reimbursement of remediation costs incurred by the state. Although the costs of remedial action could be substantial, the state of the law in certain of these jurisdictions presently is unclear as to whether and under what conditions such costs (or the requirements to otherwise undertake remedial actions) would be imposed on a secured lender such as the Trust Fund. However, under the laws of some states and under applicable federal law, a lender may be liable for such costs in certain circumstances as the "owner" or "operator" of the Mortgaged Property. (The Reserve Fund will be available to cover shortfalls in amounts distributable to Certificateholders occasioned by the imposition of clean-up costs on the Trust Fund. Shortfalls occurring as the result of imposition of any such costs after the Reserve Fund is depleted will be borne first by Holders of Class ( ) Certificates (, second by Holders of Class ( ) Certificates) and finally by Holders of Class ( )
Certificates.) See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS --
Environmental Risks" in the Prospectus.

         (11. Industry Concentration. Approximately Mortgage Loans, which represent approximately % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, are secured by Mortgaged Properties dedicated to the industry. The industry may be adversely affected by a variety of economic, demographic, social, tax, legal and other factors to a greater degree than other industries. Because of the relative lack of industry diversity in respect of the Mortgaged Properties securing the Mortgage Loans, losses on the Mortgage Loans may be higher than would be the case if such Mortgage Loans were more diversified.)

         (12. Limited Information; Inadequate or Obsolete Loan Documentation.
The information set forth in this Prospectus Supplement with respect to Mortgage Loans is derived from books and records of the loan originators, from limited discussions with personnel of the loan originators, as well as a limited review of the credit and legal files relating to the Mortgage Loans.
Due to the fact that many of the loan originators are in conservatorship or receivership and that the operations of some of the loan originators are in the process of being wound down, there have been reductions in the staff of many of the loan originators and not all the personnel of the loan originators who might be knowledgeable about the Mortgage Loans are available to provide information to the Depositor. Thus, it is possible that this Prospectus
Supplement does not contain information regarding the Mortgage Loans which would have been disclosed if the structure and personnel of the loan originators had not been affected by such institutions' having been


                                     S-20

placed in conservatorship or receivership. In addition, the status of the loan originators may have contributed to the loan documentation being more incomplete than might otherwise have been the case.)

         (13. Geographic Concentration. Approximately ( ) Mortgage Loans representing approximately ( )% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, are secured by Mortgaged Properties located in the State of . (Improvements on Mortgaged Properties located in may be more susceptible to certain types of special hazards not covered by insurance (such as earthquakes) than properties located in other parts of the country.) In addition the economy of the State of may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such states. Moreover, in recent periods, several regions of the United States (including ) have experienced significant downturns in the market value of real estate. (Because of the relative lack of geographic diversity in the Mortgage Loan Groups, losses on the related Mortgage Loans may be higher than would be the case if such Mortgage Loan Groups were more diversified.)

         (The Mortgage Pool includes Mortgaged Properties located in the
State(s) of (Florida) (and) (Louisiana) which may have been affected by Hurricane Andrew. of the Mortgaged Properties are located in Dade County, the county in Florida most affected by the hurricane. The Agreement will contain a representation and warranty that, as of the Closing Date, each Mortgaged
Property is covered by a fire and extended perils insurance policy issued by a "qualified insurer" (as defined in the Agreement) and is free of material damage and in good repair or, if materially damaged, such Mortgaged Property is also covered by a rent interruption insurance policy. See "THE MORTGAGE POOLS
-- Representations and Warranties" in the Prospectus.)

         For additional information regarding the geographic diversity of the Mortgage Pool, see Exhibit X to this Prospectus Supplement.

         (14. Mortgage Loan Concentration. Approximately Mortgage Loans with
Cut-Off-Date principal balances greater than comprise approximately % of the aggregate Principal Balance of the Mortgage Loans. As a result of this relative concentration of the Mortgage Loans, losses or prepayments on, or modifications of (including an extension of the maturity date), any such Mortgage Loans are likely to have a greater effect on the yield to Holders of the Bonds or the anticipated weighted average lives of the Bonds than might otherwise be the case had such concentration not existed.)

         (15. Mortgage Loans to One Borrower. Mortgage Loans with an aggregate
Scheduled Principal Balance of $ (comprising approximately % of the aggregate
Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date) are payable by one borrower.) (Such Mortgage Loans are Balloon Mortgage Loans maturing in.) The inability of this borrower to repay the principal of such Mortgage Loans on the stated maturity dates thereof ((due to an inability to refinance the Mortgage Loans or to sell the related properties)) would be likely to cause greater losses on the Offered Certificates than might be the case if such Mortgage Loans were not payable by a single entity. Similarly, any modification of such Mortgage Loans that extends the maturities thereof would be likely to cause an extension of the weighted average lives of the Offered
Certificates beyond that which might otherwise be the case.

                        DESCRIPTION OF THE CERTIFICATES

         The Certificates are to be issued pursuant to the Agreement, dated as of the Cut-Off-Date, among the Depositor, the Master Servicer, the Special
Servicer and the Trustee. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Agreement and the Certificates. The Trustee will provide Certificateholders without charge, (and to non-Certificateholders for a reasonable charge,) on written or oral request, a copy of the Agreement (, as well as the Collateral Security
Agreement (the "Collateral Security Agreement") pursuant to which the Reserve
Fund is held). Requests should be addressed to, Attention: or by calling
(___)___-____.

         The following summaries describing certain provisions of the Certificates, the Agreement and the Collateral Security Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement and the Collateral Security
Agreement, as the case may be. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Agreement or the Collateral
Security Agreement, as the case may be.



                                     S-21

                                    GENERAL

         The Certificates will consist of the Class ( ), Class ( ), Class ( ) and Class R Certificates. All Classes of Certificates other than the Class R
Certificates are collectively referred to herein as "Regular Certificates." The
Regular Certificates (other than the Class ( ) Certificates) are collectively referred to herein as the "Offered Certificates." The Class ( ), Class ( ) and
Class ( ) Certificates are collectively referred to herein as "Fixed Rate
Certificates" and the Class ( ) Certificates are sometimes referred to herein as "Floating Rate Certificates." The Certificates will represent beneficial ownership interests in the Trust Fund consisting of, among other things, the Mortgage Loans, together with payments thereon, and certain other assets, including (the reserve fund established with respect to the Certificates,) (the insurance policies,) (the credit enhancement devices set forth herein) (;
however, the Class ( ) Certificates do not represent a beneficial ownership interest in any Mortgage Loans other than Eligible Multifamily Mortgage Loans).
The Class Certificates are "interest only" Certificates. The Class Certificates are "principal only" Certificates and will not accrue any interest. For federal income tax purposes, the Regular Certificates will be Regular Interests and will be entitled to receive certain payments from the Reserve Fund (limited to amounts therein) in respect of Basis Risk as described herein.

         The original Certificate Principal Amounts (, and in the case of "interest only" Certificates, Notional Amounts,) of each class of the Certificates are shown on the cover page of this Prospectus Supplement. The
Class Certificates will be issued only in fully registered form in minimum denominations of $______ and integral multiples (thereof) (of $_______ in excess thereof). (The Class Certificates will be issued in minimum denominations of % and integral multiples (thereof) (of % in excess thereof).
(One Certificate of each Class may be issued in a different minimum denomination or minimum percentage interest in order to accommodate the remainder of such Class.)

         Distributions of interest and principal in reduction of Certificate
Principal Amount to Holders of each Class of Regular Certificates will be made monthly, to the extent of such Class's entitlement thereto as described herein under "--Distributions," on the th day of each month or, if such day is not a Business Day (as defined below), on the succeeding Business Day (each, a "Distribution Date"), commencing in 199_. The Class ( ) and Class R
Certificates are subordinated in certain respects to the Class ( ) Certificates to the extent described herein; and the Class R Certificates are subordinated to the Regular Certificates as described herein.

         A "Business Day" is a day other than Saturday, Sunday, or a day on which banking institutions in the State of or The City of New York are authorized or obligated by law or executive order to be closed.

                        DELIVERY, FORM AND DENOMINATION

         (No Person acquiring an Offered Certificate that is in book-entry form
(each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate. Instead, the Offered Certificates will be registered in the name of a nominee of The Depository Trust Company (together with any successor depository selected by the Depositor, the "Depository"), and beneficial interests therein will be held by investors through the book-entry facilities of the Depository, as described herein, in minimum denomination of $1,000 initial Certificate Principal Amount and in integral multiples thereof.
The Depositor has been informed by the Depository that its nominee will be Cede
& Co. Accordingly, Cede & Co. is expected to be the holder of record of any Offered Certificates that are in book-entry form.

         Each beneficial owner's ownership of an Offered Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial
Intermediary's ownership of such Offered Certificate will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such an Offered
Certificate. Beneficial ownership of an Offered Certificate may only be transferred in compliance with the procedures of such Financial Intermediaries and Depository participants.

         The Depository, which is a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own the Depository. In accordance with its normal


                                     S-22

procedure, the Depository is expected to record the positions held by each Depository participant in the Offered Certificates, whether held for its own account or as a nominee for another Person. In general, beneficial ownership of Offered Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository participants as are in effect from time to time.

         The Depository, or its nominee as record holder of the Offered
Certificates, will be recognized by the Depositor and the Trustee as the owner of the Offered Certificates for all purposes, including notices and consents.
In the event of any solicitation of consents from or voting by Certificateholders pursuant to the Agreement, the Trustee may establish a reasonable record date and give notice of such record date to the Depository.
In turn, the Depository will solicit votes from the beneficial owners in accordance with its normal procedures, and the beneficial owners will be required to comply with such procedures in order to exercise their voting rights through the Depository.

         Distributions of principal of and interest on the Offered Certificates will be made on each Distribution Date to the Depository or its nominee. The
Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners for which it is holding
Offered Certificates and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Offered Certificates that it represents.

         The information herein concerning the Depository and its book-entry system has been obtained from sources believed to be reliable, but the Depositor takes no responsibility for the accuracy of completeness thereof.)

         (The Class Certificates will be issued in fully registered form in minimum denominations of $_____ and integral multiples of $_____ in excess thereof. The Class Certificates may be transferred or exchanged at the corporate trust office of the Trustee without the payment of any service charge, other than any tax or governmental charge payable in connection therewith.)

                                 DISTRIBUTIONS

                     (SUBJECT TO REVISION FOR EACH SERIES.)

                                   GENERALLY

         As more fully described below, distributions of principal and interest on the Regular Certificates will be made on each Distribution Date in an aggregate amount, to the extent funds are available therefor from payments on the Mortgage Loans ((net of certain reimbursements to the Reserve Fund) and draws on the Reserve Fund), equal to the sum of the Optimal Available Funds for the Mortgage Loan Groups, (net of certain reimbursements to the Reserve Fund,) plus the Basis Risk Reserve Fund Draw Amount and certain past due amounts together with interest thereon as described herein. Such amount will be allocated among different Classes of such Certificates as described below under "--Allocation Among Classes." Such distributions will be made on each Distribution Date in accordance with the Agreement to each Certificateholder of record on the related Record Date. For each Distribution Date, the "Record
Date" is the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs, in the case of the Fixed Rate
Certificates (and the Class ( ) Certificates), and the 15th day of the calendar month in which such Distribution Date occurs (or, if such 15th day is not a Business Day, the preceding Business Day), in the case of the (Class
Certificates) (Floating Rate Certificates).

         On each Distribution Date, the Trustee will determine the Optimal
Available Funds for each Mortgage Loan Group and will also determine the funds received with respect to each Mortgage Loan Group then in the Collection
Account and available for distribution (the "Group Available Funds") for such Mortgage Loan Group. The Group Available Funds for any Mortgage Loan Group may be less than receipts on the Mortgage Loans (excluding Amounts Held for Future
Distribution (as defined below)) as the result of, among other things, payment of certain servicing fees and expenses therefrom (and reimbursements to the Reserve Fund made therefrom for advances of delinquent Mortgage Loan payments)
(, Senior Lien Advances) and for payments received on a Discounted Mortgage
Loan after its Scheduled Principal Balance has been reduced to zero as described herein.



                                     S-23

         To the extent the aggregate Group Available Funds of the Mortgage Loan
Groups are insufficient to make a distribution in full of the aggregate Optimal
Available Funds of the Mortgage Loan Groups, the Master Servicer will draw on the Collection Account, as directed by the Trustee, up to the amount of any additional funds held in such account as of the Distribution Date for distribution on a future Distribution Date ("Amounts Held for Future
Distribution") and the Trustee will draw on the Reserve Fund in respect of delinquencies and defaults on such Mortgage Loans in the amount described herein (the "Credit Reserve Fund Draw Amount"), which amounts will be allocated between the Mortgage Loan Groups as described herein. In addition, certain shortfalls due to Basis Risk may be covered by Basis Risk Reserve Fund Draw
Amounts as described under "--Basis Risk" herein. The Group Available Funds for each Mortgage Loan Group, together with any Amounts Held for Future
Distribution, Credit Reserve Fund Draw Amounts and Basis Risk Reserve Fund Draw
Amounts allocated to such Mortgage Loan Group, represent the full amount available for distribution on a given Distribution Date with respect to such Mortgage Loan Group (the "Available Distribution Amount" for such Mortgage Loan
Group).

         The "Optimal Available Funds" for each Mortgage Loan Group for any
Distribution Date will equal the sum of (i) the Optimal Mortgage Loan Interest for such Mortgage Loan Group and (ii) the Optimal Mortgage Loan Principal for such Mortgage Loan Group.

         The "Optimal Mortgage Loan Interest" for each Mortgage Loan Group on any Distribution Date will equal (x) the aggregate, for all Mortgage Loans in such Mortgage Loan Group, of interest then distributable with respect to each such Mortgage Loan, in each case equal to interest accrued at the Mortgage
Interest Rate of such Mortgage Loan, net of the applicable Servicing Fee Rate
(the "Net Mortgage Interest Rate") ((or, with respect to a Discounted Mortgage
Loan which has been modified to change the Mortgage Interest Rate, the applicable Assumed Net Mortgage Interest Rate)) from the Due Date for such
Mortgage Loan in the second preceding Due Period to the Due Date in the Due
Period immediately preceding such Distribution Date on the Scheduled Principal
Balance thereof as of the second preceding Determination Date (as defined herein), less any Prepayment Interest Shortfall (as defined herein) allocable thereto or plus any Excess Prepayment Interest allocable thereto, as the case may be, less (y) any Deferred Interest with respect to such Mortgage Loan
Group.

         The "Optimal Mortgage Loan Principal" for each Mortgage Loan Group on any Distribution Date will equal the sum, for all Mortgage Loans in such Mortgage Loan Group, of:

         (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) which become due during the related Due Period on the related Mortgage Loans (other than Simple Interest Loans and Discounted
Mortgage Loans),

         (ii) the principal component of all Assumed Scheduled Payments deemed to become due during the related Due Period with respect to any related Balloon
Mortgage Loan (other than a Discounted Mortgage Loan) that is delinquent in respect of its Balloon Payment, including any Matured Performing Mortgage Loan,

         (iii) the Scheduled Principal Balance of each related Mortgage Loan as of the Determination Date in the month preceding the month in which such Distribution Date occurs which either was repurchased, was sold or became a liquidated Mortgage Loan during the related Prepayment Period, (iv) to the extent not included in the preceding clause (ii), the principal component of all Balloon Payments on any related Mortgage Loan, up to the Scheduled
Principal Balance thereof, received during the related Prepayment Period,

         ((v) the portion of each payment of any Simple Interest Loan (other than a Discounted Mortgage Loan which is a Simple Interest Loan) attributable to principal received during the related Prepayment Period,)

         (vi) to the extent not included in the preceding clause (iii), all other full or partial prepayments of principal or other recoveries allocable to principal (including the principal portion of any payments made by the Depositor as the result of breaches of representations or warranties of the Depositor with respect to the Mortgage Loans) in excess of the principal portion of any related Monthly Payment ("Principal Prepayments"), of any related Mortgage Loan other than a Simple Interest Loan up to the Scheduled
Principal Balance thereof, received in the related Prepayment Period,



                                     S-24

         (vii) the portion of any scheduled Monthly Payment or Assumed
Scheduled Payment, net of any applicable Workout Fee, which became due during the related Due Period on any related Discounted Mortgage Loan which is in excess of the sum of (i) one month of interest at the Assumed Net Mortgage
Interest Rate on the Scheduled Principal Balance thereof and (ii) the servicing fee for such month at the Servicing Fee Rate on the actual principal balance thereof, but not in excess of the Scheduled Principal Balance thereof,

         (viii) the excess, if any, of (x) the Scheduled Principal Balance of any related Discounted Mortgage Loan on the related Determination Date, after taking into account amounts included in the preceding clause (vii), over (y) the actual principal balance of such Discounted Mortgage Loan,

         (ix) the amount of any Deficient Valuation and the present value of any Debt Service Reduction with respect to any related Mortgage Loan, up to the Scheduled Principal Balance thereof, occurring in the related Prepayment
Period, and

         (x) the amount of certain payments required in connection with modifications of Mortgage Loans and foreclosure or other acquisitions of Mortgaged Properties as described under "--Reserve Fund" herein and "SERVICING
OF THE MORTGAGE LOANS -- Modification, Waivers and Amendments" in the
Prospectus.

         For each Distribution Date, the "Due Period" is the period commencing on the second day of the month preceding the month in which such Distribution
Date occurs and ending on (and including) the first day of the month in which such Distribution Date occurs. In the case of the first Distribution Date, the Due Period will be 2 through 1, 199__. For each Distribution Date, the
"Prepayment Period" is the period commencing immediately following the second preceding Determination Date (or the Cut-Off- Date, in the case of the first
Distribution Date) and ending on the Determination Date in the month in which such Distribution Date occurs. In the case of the first Distribution Date, the Prepayment Period will be 1 through, 199__. As to each Mortgage Loan and any Distribution Date, the due date (the "Due Date") is the day of the month in the related Due Period on which a Monthly Payment or Balloon Payment is due (or, in the case of a Non-Monthly Payment Loan (as defined below), deemed to be due)
(without giving effect to any grace period), except that with respect to Mortgage Loans which by their terms accrue interest in advance rather than in arrears, the Due Date for the interest portion of each Monthly Payment will be deemed to be the date one month after the date such payment is actually due.
The determination date (the "Determination Date") is the 15th day (or if such date is not a Business Day, the preceding Business Day) of the month in which the related Distribution Date occurs. With respect to any Mortgage Loan and any Due Period, the "Monthly Payment" is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, on such Mortgage Loan which is payable by a Borrower in such Due Period under the related Note or, in the case of any REO Mortgage Loan, which would otherwise have been payable under the Note relating to such REO Mortgage Loan, determined in accordance with the Agreement, except that (x) with respect to any Mortgage Loan which by its terms pays interest in advance of its accrual rather than in arrears, the Monthly
Payment is the scheduled monthly payment of principal, excluding any Balloon
Payment, due in such Due Period and the scheduled monthly payment of interest due in the preceding Due Period, and (y) with respect to any Mortgage Loan as to which the related Borrower is not required to make payments monthly under the terms of the related Note (a "Non-Monthly Payment Loan"), the Monthly
Payment in any month is interest accrued thereon from the Due Date in the preceding Due Period to the Due Date in such current Due Period and principal
(other than a Balloon Payment) due in such Due Period. With respect to a Non-Monthly Payment Loan, the Monthly Payment in respect of such loan is deemed to be due the same day of each Due Period as the day in the month in which payments in respect of such loan are actually due.)

         As referred to herein, the "Scheduled Principal Balance" of a Mortgage
Loan (other than a Discounted Mortgage Loan) with respect to any Determination
Date is equal to the principal balance of such Mortgage Loan as of the Due Date of such Mortgage Loan occurring in the Due Period relating to such Determination Date, after giving effect to (a) any principal repayments or other unscheduled recoveries of principal, any Balloon Payments and, as to Simple Interest Loans, any payments attributable to principal received on or prior to such Determination Date, (b) the Deferred Interest, if any, added to the principal balance of such Mortgage Loan on or before such Due Date, (c) except in the case of any Simple Interest Loan, any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon
Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the Borrower, and
(d) any adjustment resulting from a Deficient Valuation of in connection with a Debt Service Reduction resulting from any bankruptcy or similar proceeding.
With respect to any Discounted Mortgage Loan, the "Scheduled Principal Balance" thereof shall be determined as described


                                     S-25

herein. As indicated above, the Scheduled Principal Balance of a Mortgage Loan that is delinquent as to its Balloon Payment and that has not yet been the subject of a modification as a consequence thereof will be calculated with reference to the Assumed Scheduled Payments in respect of such Mortgage Loan.
As referred to herein, "Assumed Scheduled Payment" means, with respect to any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment
(including any REO Mortgage Loan for which the related Note had provided for a Balloon Payment), an amount deemed to be due for such Balloon Mortgage Loan on each Distribution Date after the related Due Date, which will generally be equal to the Monthly Payment that would otherwise have been due thereon during the related Due Period had such Balloon Payment not become due, determined as provided in the Agreement.

         The Scheduled Principal Balance of any REO Mortgage Loan will be determined in the manner described above as if the related Note had remained outstanding. Net proceeds received in respect of any REO Property in excess of the scheduled Monthly Payments or Assumed Scheduled Payments that are assumed to remain in effect will be treated as prepayments of the Scheduled Principal
Balance of the related REO Mortgage Loan.

         In the event that a Mortgage Loan is prepaid in full, the principal portion of any Monthly Payment received during the Prepayment Period in which such prepayment is received but after the Due Period which ended during such Prepayment Period shall be treated as part of such principal prepayment.

                                    INTEREST

         Interest will accrue on each Class of Regular Certificates at the applicable rate (the "Pass-Through Rate") set forth below. The interest distributable on the Classes of Fixed Rate Certificates (and the Class ( )
Certificates) on each Distribution Date will be the interest accrued at the applicable Pass-Through Rate for each such Class on the applicable Certificate
Principal Amount thereof during each one-month period beginning on the first day of the month preceding the month in which each Distribution Date occurs, commencing 1, 199__, less any Deferred Interest allocable thereto. The interest distributable on the (Class ( ) Certificates) (Floating Rate Certificates) on each Distribution Date will be the interest accrued at the Pass-Through Rate for such Certificate Principal Amount thereof during each one-month period commencing on the 25th day of each month (or, in the case of the first
Distribution Date, on , 199__) and ending on the 24th day of the month in which the Distribution Date occurs, less any Deferred Interest allocable thereto. The monthly periods during which interest accrues on any Class of Regular
Certificates are each referred to herein as an "Interest Accrual Period" for such Class. See "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" for a discussion of the effect on the yield to Certificateholders arising from the lag between the accrual of interest on the Certificates and the distribution thereof.

         The "Certificate Principal Amount" of any Class of Regular
Certificates with respect to any Distribution Date is the Certificate Principal
Amount of such Class as of the Cut-Off-Date plus all Deferred Interest allocated to such Class on previous Distribution Dates (as described herein under "--Allocation of Deferred Interest"), less all amounts previously distributed to such Class in reduction of Certificate Principal Amount as described below and all reductions without distribution as provided herein.

         (Interest Only Certificates are assigned a "Notional Amount" which is used solely for convenience in expressing the calculation of interest and for certain other purposes. Reference to the Notional Amount of the Class ( )
Certificates is solely for convenience of certain calculations and does not represent a right to receive any distributions allocable to principal.)

         The amount of interest distributable with respect to any Class of Regular Certificates during an Interest Accrual Period will be reduced by the amount of any Deferred Interest allocated to such Class on the Distribution
Date immediately following such Interest Accrual Period as described herein
"--Allocation of Deferred Interest."

         Interest which accrues on each Class of Regular Certificates will be calculated on the assumption that distributions on a Distribution Date in reduction of Certificate Principal Amount thereof were made, and increases in Certificate Principal Amount in connection with Deferred Interest allocated thereto were added, at the end of the preceding Interest Accrual Period rather than on the Distribution Date when actually made or added. Interest on each Class of Regular Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.



                                     S-26

     The amount of interest accrued on any Class of Regular Certificates during an Interest Accrual Period ("Accrued Certificate Interest"), net of any
Deferred Interest allocated thereto, is referred to herein as the "Class
Interest Distribution Amount" with respect to such Interest Accrual Period.
Such amount will be distributed to the Holders of such Class, to the extent the Available Distribution Amounts are sufficient therefor after application in accordance with the priorities set forth herein under "--Allocation Among
Classes," on the Distribution Date immediately following such Interest Accrual
Period.

(INSERT ONE OF THE FOLLOWING PARAGRAPHS
FOR EACH CLASS, AS APPLICABLE:)

     During each Interest Accrual Period for the Class ( ) Certificates, the
Pass-Through Rate for the Class ( ) Certificates will be a per annum rate equal to ( )% (the "Class ( ) Pass-Through Rate").

     (During the initial Interest Accrual Period for the Class ( )
Certificates, the Pass-Through Rate for the Class ( ) Certificates will be ( )% per annum. During each subsequent Interest Accrual Period for the Class ( )
Certificates, the Pass-Through Rate for the Class ( ) Certificates will be a per annum rate equal to the lesser of (a) (LIBOR) (COFI) (other Index) as of the (LIBOR) (COFI) (other Index) Determination Date preceding such Interest
Accrual Period plus ( )% per annum, and (b) ( )% (the "Class ( ) Pass-Through
Rate").)

ALLOCATION OF DEFERRED INTEREST

     The aggregate amount of interest required to be paid to the Holders of Fixed Rate Certificates on any Distribution Date will be decreased by the aggregate amount of negative amortization added to the principal balances of the Mortgage Loans in the related Mortgage Loan Group (or in the case of Discounted Mortgage Loans, added to the Scheduled Principal Balances thereof) in the related Due Period up to the amount of interest accrued on the Fixed
Rate Certificates during the related Interest Accrual Period, and the amount thereof will be added to the Certificate Principal Amount of the Fixed Rate
Certificates as provided in the Agreement. Such reduction in the amount of interest to be paid to the Fixed Rate Certificates will be allocated, pro rata, among the Classes thereof, based on their Accrued Certificate Interest. In certain circumstances, including in the remote event that the aggregate amount of negative amortization added to the Mortgage Loans in a Mortgage Loan Group in any Due Period exceeds the amount of interest accrued on the Fixed Rate
Certificates during the related Interest Accrual Period, such excess will be allocated to other Classes of Regular Certificates; any remaining excess will reduce excess interest available to make principal payments on the Regular
Certificates.

BASIS RISK

     (The Pass-Through Rates on the Classes of Regular Certificates will initially correspond to net mortgage interest rates on an equivalent principal balance of Mortgage Loans with comparable types of interest rates. That is, the aggregate Certificate Principal Amount of the Class Certificates will initially be approximately equal to the aggregate Scheduled Principal Balance of the Group Mortgage Loans (which Mortgage Loans bear (fixed interest rates or adjustable interest rates subject to high floors) (interest based on COFI)
(interest based on LIBOR) (interest at adjustable interest rates based on a variety of Indexes)). Such correspondence is expected to vary over time, however, because of (dependent on structure of the deal).

     The Pass-Through Rates of the Class ( ) and Class ( ) Certificates are based upon the value of indexes (LIBOR and COFI) which may be different from the value of the Indexes (as defined herein) upon which the Mortgage Interest
Rates of the Group and Group Mortgage Loans are based (either as a result of the use of a different index, rate determination date, rate adjustment date or rate cap or floor). Consequently, the interest which becomes due on such Mortgage Loans (net of the servicing fees) during any Due Period may not equal the amount of interest that would accrue at LIBOR or COFI plus the applicable margin on the Class ( ) or Class ( ) Certificates, subject to the cap thereon, during the related Interest Accrual Period. In addition, because interest accruing on the Regular Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months, while the Mortgage Loans may accrue interest on another basis (such as the actual number of days in the related interest accrual period), the interest which becomes due on the Mortgage Loans (net of servicing fees) on Due Dates therefor occurring in any Due Period may be less than the amount of interest which accrues on a corresponding Certificate Principal Amount of the Regular Certificates during the related Interest Accrual Period. In addition, with respect to the Class ( )
Certificates, LIBOR


                                     S-27

and Indexes applicable to the Mortgage Loans included in Mortgage Loan Group and may respond to different economic and market factors, and there is no necessary correspondence between them. Thus, it is possible, for example, that LIBOR may rise during periods in which one or more of the Indexes are stable or are falling or that, even if both LIBOR and the Indexes rise during the same period, LIBOR may rise much more rapidly than the Indexes. Furthermore, certain
Group (1F) Mortgage Loans bear fixed Mortgage Interest Rates (and certain Group
(1A) Mortgage Loans are subject to Floor Interest Rates which, if reached, would result in Net Mortgage Interest Rates) that are lower than the weighted average of the Pass-Through Rates of the Fixed Rate Certificates. Finally, a number of the adjustable rate Group (1A) and Group Mortgage Loans are convertible to a fixed Mortgage Interest Rate, which rate (net of servicing fees) may be lower at any time than the weighted average of the Pass-Through
Rates of the related Classes of Certificates.

     Any shortfall in accrued interest at the Net Mortgage Interest Rates on the Mortgage Loans in relation to accrued interest at the respective
Pass-Through Rates on the Regular Certificates(, net of principal due or received on such Mortgage Loans and applied to interest on such Regular
Certificates,) is referred to herein as a "Basis Risk Shortfall." (The Reserve
Fund will be available to cover any remaining Basis Risk Shortfall, except in certain cases to the extent the balance in the Reserve Fund has been reduced to the Liquidity Amount.)

     If a Borrower prepays a Mortgage Loan in whole or part, makes a Balloon
Payment or makes any payment of principal on a Simple Interest Loan during a Prepayment Period and the date on which such payment is made (or, with respect to a Balloon Payment, the date through which interest thereon accrues) is prior to the Due Date for such Mortgage Loan in the related Due Period, the amount of interest (net of servicing fees) which accrues on the amount of such principal payment will be less than the corresponding amount of interest accruing on the Regular Certificates. If such a principal payment occurs during a Prepayment
Period but after the Due Date for such Mortgage Loan in the related Due Period
(or, with respect to a Balloon Payment, the date through which interest thereon accrues), the amount of interest (net of servicing fees) which accrues on the amount of such principal payment will exceed the corresponding amount of interest accruing on the Regular Certificates. To the extent that such excesses for all Mortgage Loans exceed such shortfalls for all Mortgage Loans as of any Determination Date, such net amount ("Excess Prepayment Interest") will be applied as described below under "--Allocation Among Classes." To the extent that such shortfalls for all Mortgage Loans exceed such excesses for such Mortgage Loans as of any Determination Date, such net shortfall (a "Prepayment
Interest Shortfall") will reduce funds available from Mortgage Loan payments for distribution to Certificateholders.

     The Regular Interests corresponding to each Class of the Regular
Certificates bear interest at a rate (each, a "REMIC Pass-Through Rate") equal to the Pass-Through Rate for the related Class of Regular Certificates if no Basis Risk Shortfall exists, and otherwise bear interest at a REMIC
Pass-Through Rate equal to the lesser of (a) the Pass-Through Rate for the related Class of Regular Certificates and (b) the weighted average of the Net
Mortgage Interest Rates, weighted on the basis of the actual principal balances of the Mortgage Loans in selected Mortgage Loan Groups. (specific deal approach to Basis Risk to be described, including any draws on a reserve fund)

     As of the Cut-Off-Date, the difference between the Weighted Average Net
Mortgage Interest Rate of the Mortgage Loans in Mortgage Loan Group 1 and the
Pass-Through Rates of the Fixed Rate Certificates (such difference from time to time, the "Group 1 Interest Rate Spread") was at least % per annum, and the difference between (x) the weighted average of the Net Mortgage Interest Rates which would be applicable on each Mortgage Loan in Mortgage Loan Group 1 if each Group (1A) Mortgage Loan adjusted immediately to its Index plus its Margin, subject only to its lifetime maximum Mortgage Interest Rate or Floor
Interest Rate, and (y) the Pass-Through Rates of the Fixed Rate Certificates
(the "Group 1 Fully Indexed Interest Rate Spread") was at least % per annum.
However, there can be no assurance that such positive Group 1 Interest Rate
Spread or Group 1 Fully Indexed Interest Rate Spread will not decline to zero or become negative. (Repeat description of spreads for other Mortgage Loan
Group.)

     Interest due on the Mortgage Loans at their respective Mortgage Interest
Rates (net of applicable servicing fees) which is in excess of interest on the Regular Certificates at their respective Pass-Through Rates will be applied to principal on the Regular Certificates as described under "--Allocation Among
Classes" herein, creating overcollateralization. Any such overcollateralization will reduce the likelihood of Basis Risk Shortfalls, since interest will then accrue on the Mortgage Loans on a higher balance than the aggregate Certificate
Principal Amount on which interest on the Regular Certificate accrues. While the Group 1 Interest Rate Spread may change over time, and may in


                                     S-28

fact be negative due to disproportionate prepayments of Group 1 Mortgage Loans with higher fixed Net Mortgage Interest Rates, any such reduction or negative spread may be offset by the effects of overcollateralization.

DETERMINATION OF LIBOR

     On the second LIBOR Business Day preceding each Distribution Date (each such date, a "LIBOR Determination Date"), commencing in 199__, the Trustee will determine the London interbank offered rate for (one-month) U.S. dollar deposits ("LIBOR") for the next Interest Accrual Period for the (Class ( )
Certificates) (Floating Rate Certificates) on the basis of the offered rates of the Reference Banks for (one-month) U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such LIBOR
Determination Date. "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London; "Reuters Screen LIBO
Page" means the display designated as page "LIBO" on the Reuters Monitor Money
Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks);
and "Reference Banks" means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with, the Depositor, (iii) whose quotations appear on the Reuters Screen LIBO Page on the LIBOR Determination Date in question and (iv) which have been designated as such from time to time by the Trustee. The initial Reference Banks will be. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee will use its best efforts to designate alternative Reference Banks.

         On each LIBOR Determination Date, LIBOR for the next Interest Accrual
Period for the (Class ( ) Certificates) (Floating Rate Certificates) will be established by the Trustee as follows:

         (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for such Certificates shall be the arithmetic mean of such offered quotations
(rounded upwards if necessary to the nearest whole multiple of 1/16%).

         (b) If on any LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for such Certificates shall be the higher of (x) LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The
"Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the (one-month) U.S. dollar lending rates which three New York City banks selected by the Trustee after consultation with the Depositor are quoting on the relevant LIBOR Determination Date to the principal
London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest
(one-month) U.S. dollar lending rate which the New York City banks so selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         (c) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in paragraphs (a) and (b) above, LIBOR for the next Interest Accrual Period for such Certificates shall be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, __%.

         The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the (Class ( ) Certificates) (Floating Rate Certificates) for the related Interest
Accrual Period shall (in the absence of manifest error) be final and binding.
Each such rate of interest may be obtained by telephoning the Trustee at (___)___-____.)

DETERMINATION OF COFI

         The amount of interest which will accrue in respect of Class ( )
Certificates during each related Interest Accrual Period will be determined on the basis of COFI available on the tenth day of the month preceding the month in which the related Distribution Date occurs (each such date, a "COFI
Determination Date"). For example, if COFI relating to 199__ is announced on or before ______10, 199__, interest on the Class ( ) Certificates for the Distribution Date in 199__ will be based on COFI for 199__. COFI is the monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California or Nevada that are member institutions of the


                                     S-29

Eleventh Federal Home Loan Bank District as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco (the
"FHLBSF"). The FHLBSF publishes COFI in its monthly Information Bulletin. Any individual may request receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street,
San Francisco, California 94120, or by calling (415) 616-1000. In the event that the FHLBSF ceases to publish COFI, interest on the Class ( ) Certificates will accrue on the basis of the alternate index established by FNMA in connection with its program for guaranteed mortgage pass-through certificates that bear interest based on COFI.

         The determination of COFI on each COFI Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class ( ) Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Trustee at (___)___-____.) Unlike most other interest rate measures, COFI does not necessarily reflect current market rates.
A number of factors affect the performance of COFI which may cause COFI to move in a manner different from indices tied to specific interest rates, such as United States Treasury Bills or LIBOR. Because of the various maturities of the liabilities upon which COFI is based (which may be more or less sensitive to market interest rates), COFI may not necessarily reflect the average prevailing market interest rates on new liabilities of similar maturities. Additionally, COFI may not necessarily move in the same direction as market interest rates, because as longer term deposits or borrowing mature and are renewed at prevailing market interest rates, COFI is influenced by the differential between the prior rates on such deposits or borrowings and the cost of new deposits or borrowings. Moreover, COFI represents the average cost of funds for Eleventh District member institutions for the month prior to the month in which COFI is generally announced, which is in turn the month prior to the Interest
Accrual Period. Movement of COFI, as compared to other indices tied to specific interest rates, may also be affected by changes instituted by FHLB San
Francisco in the method it uses to calculate COFI.

           DISTRIBUTIONS IN REDUCTION OF CERTIFICATE PRINCIPAL AMOUNT

         The Available Distribution Amounts for any Distribution Date will be allocated among the Classes of the Certificates, resulting in distributions in reduction of Certificate Principal Amount, as described below under "--Allocation Among Classes."

                   GROUP AVAILABLE FUNDS; RESERVE FUND DRAWS

         The "Group Available Funds" for each Mortgage Loan Group with respect to any Distribution Date will equal (a) the amount on deposit in the Collection
Account with respect to the Mortgage Loans included in such Mortgage Loan Group
(other than any investment income earned thereon) as of the close of business on the related Determination Date minus (b) the sum of (i) the portion of the amount described in clause (a) hereof that represents Monthly Payments received but due during any subsequent Due Period (or, with respect to Simple Interest
Loans, that represents interest accrued on the Scheduled Principal Balance thereof after the Due Date in the related Due Period) and (ii) all other amounts related to such Mortgage Loan Group (or, if not related to a particular
Mortgage Loan Group, as allocated to such Mortgage Loan Group pursuant to the Agreement) either not required to be deposited by the Master Servicer in the Collection Account or permitted or required to be withdrawn therefrom by the Master Servicer pursuant to the Agreement (including, among other things, servicing fees, reimbursement for certain expenses of the Master Servicer or Special Servicer (and reimbursements to the Reserve Fund)).

         To the extent that Mortgage Loan payments that would have been included in the Optimal Available Funds for any Mortgage Loan Group on any Distribution Date have not been received by the close of business on the related Determination Date, the shortfall between such Optimal Available Funds and the Group Available Funds will be covered, to the extent funds are sufficient therefor, first, from Amounts Held for Future Distribution
((limited, in the case of Mortgage Loan Group , to the Amounts Held for Future
Distribution received on Eligible Multifamily Mortgage Loans)), and second, to the extent that such shortfall exceeds any such Amounts Held for Future
Distribution, from amounts drawn from the Reserve Fund as more fully described herein. Notwithstanding the foregoing, so long as any related Class Certificate remains outstanding, no such draw will be made which would reduce the balance of the Reserve Fund below its Liquidity Amount, except to the extent required to make the minimum distribution then required to be made on the Class
Certificates. To the extent Amounts Held for Future Distribution or amounts drawn from the Reserve Fund are not sufficient to cover the full shortfalls for all Mortgage Loan Groups, such amounts will be allocated pro rata (among) the Mortgage Loan Groups based on the respective shortfalls in each group. With respect


                                     S-30

to any Distribution Date and Mortgage Loan Group, the Group Available
Funds for such Mortgage Loan Group together with any such Amounts Held for Future Distribution applied to cover shortfalls and amounts drawn from the Reserve Fund with respect to such Mortgage Loan Group is referred to herein as the "Available Distribution Amount" with respect to such Mortgage Loan Group.

                            ALLOCATION AMONG CLASSES

         On each Distribution Date, the Trustee will determine the Available
Distribution Amount for each Mortgage Loan Group. (To the extent the amount in the Reserve Fund is less than the Liquidity Amount as described under "THE
TRUST FUND -- Enhancement -- Reserve Fund" draws on the Reserve Fund included in the Available Distribution Amount will be limited.) So long as any Class
Certificates remain outstanding, such draws will be made only to the extent required to assure that Holders of the Class Certificates receive their required minimum distributions in full and no draws will be made on the Reserve
Fund for the benefit of the Holders of the Class Certificates. (Repeat Reserve
Fund draw limitations for succeeding Classes, as applicable.)

         On each Distribution Date, the aggregate of the Available Distribution
Amounts for Mortgage Loan Group (including Group Available Funds for each such
Mortgage Loan Group and Amounts Held for Future Distribution (to the extent included therein as described above) and draws on the Reserve Fund as described under "--Group Available Funds; Reserve Fund Draws" above allocated to such
Mortgage Loan Group) and any amounts from Mortgage Loan Groups and allocated pursuant to the following priorities, as set forth below, will be distributed in respect of each Class in the amounts (to the extent sufficient therefor), and in the order of priority, as follows:

         First, to the Class Certificates in respect of interest, up to an amount equal to the Class Interest Distribution Amount of such Class;

         Second, to the Class Certificates in respect of interest, up to an amount equal to the Class Unpaid Interest Shortfall of such Class;

         Third, to the Class Certificates in reduction of the Certificate
Principal Amount thereof, in an amount equal to the Optimal Mortgage Loan
Principal for Mortgage Loan Groups and (until the Certificate Principal Amount thereof has been reduced to zero);

         Fourth, to the Class Certificates in reduction of the Certificate
Principal Amount thereof until the Certificate Principal Amount thereof has been reduced to zero, in an amount equal to any amounts previously distributable under the preceding clause Third and not previously distributed thereunder or under this clause Fourth;

         Fifth, so long as any Class Certificates remain outstanding, to the Collateral Agent for deposit into the Reserve Fund, up to the amount necessary(, after application of funds pursuant to clause of the priorities for the Available Distribution Amount for Mortgage Loan Groups and ,) for the balance of the Reserve Fund to equal the Liquidity Amount;

         (INSERT ADDITIONAL ALLOCATION RULES FOR EACH SERIES, AS APPLICABLE.)

         any remaining amounts to the Class R Certificates (whether or not the Class Certificates remain outstanding).

         (Distributions pursuant to the preceding clauses will be paid from the portion of the Available Distribution Amounts for Mortgage Loan Groups and representing payments on Mortgage Loans other than Eligible Multifamily
Mortgage Loans and only thereafter from the portion thereof representing payments on Eligible Multifamily Mortgage Loans, except that deposits to the Reserve Fund pursuant to clauses___, ___, and ____ will be made first from the remaining portion of the Available Distribution Amounts for Mortgage Loan
Groups and representing payments on Eligible Multifamily Mortgage Loans, and only thereafter from the portion thereof representing payments on Mortgage
Loans other than Eligible Multifamily Mortgage Loans.)

         All of the foregoing determinations are made after increasing the Certificate Principal Amounts of the Regular Certificates as a result of allocations of Deferred Interest on such Distribution Date.



                                     S-31

         (Notwithstanding the foregoing, on and after any Distribution Date on which the aggregate Available Distribution Amount for Mortgage Loan Group and is not sufficient to reduce the aggregate Certificate Principal Amount of the Class __ and Class __ Certificates to an amount at least equal to the aggregate
Scheduled Principal Balance of the Mortgage Loans (less the Certificate
Principal Amount of the Class Certificates), then the portion of such aggregate
Available Distribution Amount allocable to the Class and Class Certificates in the foregoing priorities will be distributed pro rata between the Class and Class Certificates based on their outstanding Certificate Principal Amounts rather than in accordance with the priorities that would otherwise apply.)

         As referred to herein, the "Class Unpaid Interest Shortfall" with respect to any Class is the aggregate amount of interest that was distributable to such Class on all preceding Distribution Dates less the aggregate amount thereof actually distributed to such Class on all prior Distribution Dates plus interest accrued thereon at the applicable Pass-Through Rate, compounded monthly as of the end of each Interest Accrual Period, to the end of the Interest Accrual Period preceding the Distribution Date when paid, including any Uncovered Basis Risk Shortfall for such Class. All references in the preceding clauses to an allocation on a pro rata basis will, unless otherwise specified, mean an allocation pro rata on the basis of the maximum amount to which each Class would be entitled under the applicable clause, assuming that the Available Distribution Amounts were sufficient therefor.

                              CLASS R CERTIFICATES

         The Class R Certificates represent beneficial ownership of the residual interest in the REMIC, subject to the obligation to make deposits into the Reserve Fund in respect of Basis Risk Reserve Fund Draw Amounts as described below under "--Regular Interests." The Class R Certificates will not have a Certificate Principal Amount or a Pass-Through Rate assigned thereto and will not be entitled to distributions of interest or in reduction of Certificate Principal Amount. However, the Class R Certificates will be entitled to receive any Available Distribution Amount remaining on any Distribution Date after the Certificate Principal Amounts of all of the Regular
Certificates have been reduced to zero and also will be entitled to receive the proceeds of the remaining assets of the Trust Fund, if any, after the Certificate Principal Amounts of all of the Regular Certificates have been reduced to zero.
















                                     S-32


                            EXAMPLE OF DISTRIBUTIONS

         The following chart sets forth an example of distributions on the Regular Certificates for the Distribution Date occurring in 199__:

                                [CHART OMITTED]

(A)      The Due Period with respect to the Distribution Date. Monthly Payments
         (other than the principal component thereof for Simple Interest Loans) due during the Due Period and any Assumed Scheduled Payments deemed to be due during the Due Period will be available for distribution of principal 2 - and interest to Certificateholders on the Distribution
         Date to the extent the Available Distribution Amounts are sufficient therefor.

(B)      The Prepayment Period with respect to the Distribution Date. Balloon
         (15) Payments, Principal Prepayments and the principal component of Monthly Payments on Simple Interest Loans made during the Prepayment
         Period will be available for distribution of principal and interest to Certificateholders on the Distribution Date. (31)

(C)      Record Date for the Fixed Rate Certificates (and the Class
         Certificates). (15) C)

(D)      Determination Date; Record Date for the (Floating Rate Certificates)
         (Class Certificates).(25)

(E)      Distribution Date.

                                [CHART OMITTED]

(A) Such payments will be deposited in the Collection Account following receipt by the Master Servicer for distribution to Certificateholders on the Distribution Date.

(B) Such payments will be deposited in the Collection Account following receipt by the Master Servicer for distribution to Certificateholders on the Distribution Date.

(C) Distributions on the Fixed Rate (and Class ( )) Certificates will be made on the Distribution Date to Certificateholders of record at the close of business on the last Business Day of the month prior to the month in which the Distribution Date occurs, and distributions on the (Floating Rate Certificates) (Class ) Certificates will be made on the
         Distribution Date to Certificateholder of record at the close of business on the 15th day of the month in which the Distribution Date occurs or, if such day is not a Business Day, the preceding Business
         Day.

(D) As of the close of business on ________ (15), the amounts of principal and interest to be passed through to Certificateholders will be determined. Holders of Regular Certificates generally will be entitled, to the extent of available funds, to one month of interest as described under "--Distributions - -- Interest" and to principal as described under "--Distributions--Allocation Among Classes." Monthly
         Payments due during the Due Period, any Assumed Scheduled Payments deemed to be due during the Due Period and Balloon Payments, Principal
         Prepayments and the principal portion of payments on Simple Interest
         Loans received during the Prepayment Period will be deposited in the Distribution Account on the Master Servicer Remittance Date (to the extent funds available for withdrawal from the Collection Account and/or the Reserve Fund are sufficient therefor) for distribution to Certificateholders.

(E) The Trustee will make distributions to Certificateholders on the 25th day of each month or, if such day is not a Business Day, on the next succeeding Business Day.



                                     S-33

                                    ACCOUNTS


         The Trustee will establish and maintain the Distribution Account into which the Master Servicer will deposit an amount equal to all amounts held in the Collection Account that are part of the Available Distribution Amount of each Mortgage Loan Group and from which account distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal from the Available Distribution Amounts for the Mortgage Loan Groups to the Certificateholders in the manner and subject to the priorities described above under "--Distributions." Funds will be (withdrawn from the Reserve Fund) (paid in accordance with the credit enhancement device) and deposited in the Distribution Account to be applied to payments due on the Regular Certificates as described herein. If the amount on deposit in the Reserve Fund exceeds the Liquidity Amount, funds in the Reserve
Fund will be available to ensure that payments due on the Class ( ) and Class (
) Certificates will be made as described in "--Reserve Fund" below.

         The Master Servicer will establish and maintain the Collection Account in the name of the Trustee for the benefit of Certificateholders. The Master
Servicer will deposit into the Collection Account those amounts set forth under "DESCRIPTION OF THE CERTIFICATES -- Accounts" in the Prospectus. The amounts at any time credited to the Collection Account may be invested in Permitted
Investments.

         The Special Servicer will establish and maintain the REO Account. The
Special Servicer will deposit into, and make certain withdrawals from, the REO
Account as set forth under "DESCRIPTION OF THE CERTIFICATES -- Accounts" in the
Prospectus. The amounts at any time credited to the REO Account will be fully insured to the maximum coverage possible or will be invested in Permitted
Investments.

                         REPORTS TO CERTIFICATEHOLDERS

         The Trustee will prepare and forward on each Distribution Date to each Certificateholder and to the Depositor, the Master Servicer and each Underwriter, a statement setting forth, to the extent applicable: (i) the amount, if any, of such distribution to the Holders of each Class of Regular
Certificates applied to reduce the respective Certificate Principal Amounts thereof; (ii) the amount of such distribution to Holders of each Class of Regular Certificates allocable to (a) interest accrued at the respective
Pass-Through Rates, (b) any Class Unpaid Interest Shortfall included in such distribution and (c) any remaining Class Unpaid Interest Shortfall after giving effect to such distribution; (iii) the amount of Deferred Interest allocated to such Class; (iv) the aggregate Scheduled Principal Balance of the Mortgage
Loans in each Mortgage Loan Group at the close of business on such Distribution
Date, identifying the total amount of any Deferred Interest; (v) the aggregate amount of any transfers from the (Reserve Fund) (credit enhancement) included in payments distributed to the Certificateholders ((separately identifying the portion thereof representing a Basis Risk Reserve Fund Draw Amount, a Credit
Reserve Fund Draw Amount (and a Senior Lien Advance))) and the amount of any principal on the Mortgage Loans that was used or otherwise allocated to pay interest on the Regular Certificates; (vi) the number and aggregate principal balance of Mortgage Loans in each Mortgage Loan Group (a) delinquent one month,
(b) delinquent two or more months and (c) as to which foreclosure proceedings have been commenced; (vii) with respect to any Mortgage Loan that became an REO
Mortgage Loan during the preceding calendar month, the Scheduled Principal
Balance of such Mortgage Loan as of the date it became an REO Mortgage Loan;
(viii) as of the related Determination Date (a) the book value of any REO
Property, (b) as to any REO Property sold during the related Due Period, the date of the related determination by the Special Servicer that it has recovered all payments which it expects to be finally recoverable (the "Final Recovery
Determination") and the amount of the proceeds of such sale deposited into the Collection Account, and (c) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Due
Period and credited to the Collection Account, in each case identifying such REO Property by the loan number of the related Mortgage Loan; (ix) the aggregate Certificate Principal Amount of each Class of Regular Certificates before and after giving effect to the distribution made on such Distribution
Date, separately identifying any increase in the Certificate Principal Amount of each such Class of Certificates due to Deferred Interest; (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period; (xi) the aggregate Class Unpaid Interest Shortfall remaining undistributed, if any, for each Class of Regular Certificates after giving effect to the distribution made on such Distribution Date; (xii) the Pass-Through Rate applicable to each Class of Regular Certificates for such Distribution Date; (xiii) a summary of any modifications, waivers, amendments or consents and the bases therefor as described under "SERVICING OF THE MORTGAGE LOANS -- Modifications, Waivers and
Amendments" herein and in the Prospectus; (xiv) the aggregate amount remaining in the Reserve Fund after giving effect to the distribution made on such Distribution Date; (xv) the


                                     S-34

number of outstanding Mortgage Loans and the aggregate Scheduled Principal
Balance of the Mortgage Loans in each of the Mortgage Loan Groups; (xvi) the aggregate amount of servicing fees retained by or paid to the Master Servicer and the Special Servicer; and (xvii) the amount of "Realized Losses" (i.e., the losses incurred in connection with any Mortgage Loan as to which a Final
Recovery Determination has been made), if any, incurred with respect to the Mortgage Loans in each Mortgage Loan Group. (In addition, on the Distribution
Date occurring in 199__, and on every third Distribution Date thereafter, the Master Servicer will prepare and deliver to the Trustee, and the Trustee will forward to each Certificateholder, a report setting forth certain information included in Exhibit to this Prospectus Supplement, based on the current Scheduled
Principal Balances of the Mortgage Loans as of the related Determination Date.)

         In the case of information furnished pursuant to subclauses (i), (ii) and (ix) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per single
Certificate.

         Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) and (ii) only above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that substantially comparable information is provided by the Trustee pursuant to any requirements of the Code.

                          TRUSTEE AND COLLATERAL AGENT

         The Trustee and the Collateral Agent will be, organized and existing under the laws of with corporate trust offices at ________.

                              OPTIONAL TERMINATION

         The Master Servicer, the Holders of the Class R Certificates, the owner of the Reserve Fund or, if all Mortgage Loans are then Specially Serviced
Mortgage Loans, the Special Servicer, may effect a termination of the Trust
Fund on any Distribution Date after the date on which the aggregate Certificate
Principal Amount of the Regular Certificates is reduced to less than 10% of the initial aggregate Certificate Principal Amount of the Regular Certificates, by purchasing all the assets of the Trust Fund at a purchase price, payable in cash, equal to the greater of: (x) 100% of the outstanding aggregate unpaid principal balances of the Mortgage Loans plus accrued and unpaid interest thereon to, but not including, the respective first Due Date following the Due
Period related to the Prepayment Period in which such repurchase occurs plus the fair market value of all other property included in the Trust Fund; and (y) the aggregate fair market value of the Mortgage Loans (including any other property in the Trust Fund) as of the date of repurchase, determined as provided in the Agreement. The proceeds of such sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Such sale will effect a termination of the Trust Fund and an early retirement of the Regular Certificates. Such sale and consequent termination of the REMIC must constitute a "qualified liquidation" of the REMIC under Section 860F of the Code.

                                 THE TRUST FUND

GENERAL

         The Trust Fund will consist of the Mortgage Pool, together with the payments thereon, and certain other assets, including (one or more reserve funds established in respect of the Certificates) (the insurance policies) (an irrevocable letter of credit) (a committed line of credit) (a repurchase commitment) (a surety bond) ((the "Credit Enhancement") issued by (specify provider of Credit Enhancement), as described herein.) (The amount available to the Trustee under the Credit Enhancement is subject to reduction from time to time as described herein.)

THE MORTGAGE COLLATERAL

         The Mortgage Collateral will consist of Mortgage Loans (and participation interests in Mortgage Loans).



                                     S-35

          The Mortgage Pool will consist of one or more adjustable and fixed rate, amortizing and Balloon Payment, recourse or non-recourse, newly-originated or seasoned (conventional) mortgage loans(,) (and) Installment
Contracts for the sale of real estate) (and mortgage pass-through certificates).

         Each Mortgage Loan included in the Trust Fund ((or, in the case of a mortgage pass-through certificate, each underlying mortgage loan)) is evidenced by a Note and is secured primarily by a first Mortgage on, or is an Installment
Contract for the sale of, a fee simple or leasehold interest in (multifamily residential (rental) properties) (and) (cooperatively owned multifamily properties) consisting of five or more dwelling units, commercial real estate properties (, mixed multifamily/commercial properties). The commercial real estate properties may include office buildings, retail buildings, warehouses, hotels and motels, vehicle service facilities, industrial buildings, medical buildings, mobile home parks, nursing homes, shopping centers, garages and a variety of other commercial properties. The Mortgaged Properties are located in one of approximately states (and the District of Columbia).

         (In the case of Mortgage Loans having an aggregate Scheduled Principal
Balance of $, representing % of the Mortgage Pool by Scheduled Principal
Balance as of the Cut-Off-Date, the Mortgage Loan is secured by a second
Mortgage; (ii) in the case of Mortgage Loans having an aggregate Scheduled
Principal Balance of $, representing % of the Mortgage Pool by Scheduled
Principal Balance as of the Cut-Off-Date, the Mortgage Loan is secured by a third Mortgage; (iii) in the case of Mortgage Loans having an aggregate
Scheduled Principal Balance of $, representing less than % of the Mortgage Pool by Scheduled Principal Balance as of the Cut-Off-Date, the Mortgage Loan is secured by a lien on a Mortgaged Property more junior than a third Mortgage;
and (iv) in the case of Mortgage Loans having an aggregate Scheduled Principal
Balance of $, representing % of the Mortgage Pool by Scheduled Principal
Balance as of the Cut-Off-Date, the Mortgage Loan is secured by liens on Mortgaged Properties for which the lien position is not available).)

         Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $, representing % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, will be Specially Serviced Mortgage
Loans as of the Closing Date if no Monthly Payments are received on such Mortgage Loans from the Cut-Off-Date to the Closing Date because each of such Mortgage Loans will then have a payment which is more than 60 days past due. of these Mortgage Loans, having an aggregate Scheduled Principal Balance as of the Cut-Off-Date of $ are among the 50 largest Mortgage Loans in the Mortgage Pool.

         (In addition, Mortgage Loans having an aggregate Scheduled Principal
Balance of the Mortgage Loans as of the Cut-Off-Date, are Matured Performing
Mortgage Loans. Such Mortgage Loans will be Specially Serviced Mortgage Loans as of the Closing Date. of these Mortgage Loans, having an aggregate Scheduled
Principal Balance as of the Cut-Off-Date of $, are among the 50 largest
Mortgage Loans in the Mortgage Pool.)

         (Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $, representing % of the aggregate Scheduled Principal of the Mortgage Loans as of the Cut-Off-Date, are Simple Interest Loans.

         (Some of the Mortgage Loans contain" due-on-sale" provisions. Such a clause permits the lender to accelerate the maturity of the Mortgage Loan if the Borrower sells, transfers or conveys the Mortgaged Property or the Borrower's interest in the Mortgaged Property. The Agreement obligates the Master Servicer or the Special Servicer, as the case may be, to determine, in accordance with the applicable provisions of the Agreement, whether to enforce such "due-on-sale" provisions. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS
-- Enforceability of Certain Provisions" in the Prospectus.)

         (Some of the Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. See "THE MORTGAGE POOLS -- General" and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Leases and Rents" in the
Prospectus.)

         (Some of the Mortgage Loans also have Notes which may provide the holder thereof with the right to call such Notes at times specified therein.
The Agreement provides, however, that the Trustee will not exercise its right to call any such Note unless the Special Servicer directs the Trustee to exercise such right in connection with a default under such Note.)



                                     S-36

         (Many of the Mortgage Loans do not provide either for any lockout period in which prepayments are prohibited or for any prepayment premium, penalty or charge in connection with the prepayment thereof, or if such provisions were included in the Notes they have expired.)

         (In addition, Mortgage Loans having an aggregate Scheduled Principal
Balance of approximately $, representing % of the aggregate Scheduled Principal
Balance of the Mortgage Loans as of the Cut-Off-Date, are "wraparound" mortgage loans. A "wraparound" mortgage loan is one that is secured by real property on which there exists a senior mortgage and whose principal balance equals the aggregate of the principal amount of the loan secured by the senior mortgage plus the principal amount of the loan funded by the wraparound (or junior) lender. The Agreement will require the Master Servicer to remit timely the portion of each related Monthly Payment that is payable to the senior mortgagee in accordance with the provisions of each such "wraparound" mortgage loan or otherwise.)

         (A (substantial) portion of the Mortgage Loans are "nonrecourse" loans or loans for which recourse may be restricted or unenforceable. In the event of default of any such Mortgage Loan by the Borrower, the Trustee (or the Special
Servicer acting pursuant to the Agreement) may look only to the related
Mortgaged Property (including any assignment of leases thereof) and any other collateral security (and not to the Borrower's other assets) for satisfaction of the amounts due on the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF
THE MORTGAGE LOANS -- Anti-Deficiency Legislation" in the Prospectus.

         (All of the cash flow from all of the Mortgaged Properties will be available to pay interest due under each of the Mortgage Loans. In addition, the Mortgage Loans are cross-defaulted, and therefore the Trustee will be entitled to accelerate any or all Mortgage Loans upon the occurrence of a Mortgage Loan Event of Default and will be entitled to exercise its remedies against any or all of the Mortgaged Properties.)

         (The Mortgage Loan(s) have been newly originated) (by one or more financial institutions.) (The Depositor has acquired the Mortgage Loans directly or through one or more affiliates from the originators thereof or third parties.)

         As of the Cut-Off-Date, the aggregate unpaid principal balance of the Mortgage Loans comprising the Mortgage Pool was $. Each Mortgage Loan was originated during the period from through ( , and had an original term of (to ) years (and a weighted average term to maturity of years)). (Approximately % of the Mortgage Loans had an original term to maturity of years, and approximately
% of the Mortgage Loans had an original term to maturity of years). The latest date on which any Mortgage Loan matures is (The weighted average (current)
Mortgage Loan rate (the "Mortgage Rate") is % per annum.). (All of the Mortgage
Loans are Adjustable Rate Mortgage Loans.) (The weighted averages of the current Mortgage Rate and the maximum Mortgage Rate are % and %, respectively).
(All) % of the Mortgage Loans have principal and interest payable monthly (on a level debt service basis) (subject to change in the event of Mortgage Rate adjustments). (At origination all Mortgage Loans had Loan-to-Value Ratios of % or less and approximately % of the Mortgage Loans had Loan-to-Value Ratios of (%) or less, and the remainder had Loan-to-Value Ratios not exceeding %.) Each
Mortgage Loan has an outstanding principal balance of not less than $ nor more than $. The average outstanding principal balance of the Mortgage Loans is $.
(At the date of issuance of the Bonds, (no) ( ) Mortgage Loan(s) in the Mortgage Pool (was) (were) (more than (30) (60) days delinquent)
(nonperforming).

         percent (%) of the Mortgage Loans (by aggregate principal balance as of the Cut-Off-Date), are FHA Loans subject to FHA insurance. See "SERVICING OF
THE MORTGAGE LOANS -- Insurance" in the Prospectus.

         The Group (1A) and Group ( ) Mortgage Loans bear interest at a per annum rate which is adjusted periodically to equal the index ("Index") plus or minus, in most cases, a fixed percentage set forth in the related Note (the
"Margin"), the sum of which may be subject to a rounding convention provided for in the related Note, subject, however, to certain limitations described below. The respective Index on which each such adjustment will be based, and the intervals between the dates of such adjustments (each such date, an "Adjustment Date"; the first Adjustment Date with respect to each adjustable rate Mortgage Loan is hereinafter referred to as the "First Adjustment Date"), with respect to the several types of Group (1A) and Group () Mortgage Loans, are described below.

         As to all Group (1A) and Group () Mortgage Loans, if the respective
Index set forth in each Note becomes unavailable and the related Note provides for no alternative Index, the Master Servicer will select an alternative index based on comparable information and such alternative index will become the Index; provided, however, that such Index must be a qualifying index for REMIC purposes.



                                     S-37

         ( of the Group () Mortgage Loans, representing approximately % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, bear interest as of the Cut-Off-Date at rates lower than their Floor Interest Rates. It is expected that, following the related Servicing
Transfer Date, such Mortgage Loans will be serviced in accordance with their terms, including their Floor Interest Rates. In the event that enforcement of the applicable Floor Interest Rate results in a higher Mortgage Interest Rate, any resulting increase in the Monthly Payment may increase the likelihood of delinquency or default under the related Mortgage Loan.)

         Of the Mortgage Loans included in the Mortgage Pool:

         (i) approximately Mortgage Loans are Group (1F) Mortgage Loans with an approximate aggregate original principal balance of $ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off-Date of $ (subject to a permitted variance of plus or minus %), representing approximately % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date; each Group (1F) Mortgage Loan has a fixed interest rate (or, in limited cases, is subject to increases by fixed amounts after the Cut-Off-Date based on a predetermined schedule) for the remaining term of the loan;

         (ii) approximately Mortgage Loans are adjustable rate Group (1A)
Mortgage Loans with an approximate aggregate original principal balance of $ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off-Date of $ (subject to a permitted variance of plus or minus %), representing approximately % of the aggregate Scheduled Principal Balance of the Mortgage
Loans as of the Cut-Off-Date; each adjustable rate Group (1A) Mortgage Loan is subject to a Floor Interest Rate of at least % per annum;

         (iii) approximately Mortgage Loans are adjustable rate Group ()
Mortgage Loans with an approximate aggregate original principal balance of $ and an approximate aggregate Scheduled Principal Balance as of the Cut-Off-Date of $ (subject to a permitted variance of plus or minus %), representing approximately % of the aggregate Scheduled Principal Balance of the Mortgage
Loans as of the Cut-Off-Date; the adjustable rate Group () Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group
(1A) Mortgage Loans or no Floor Interest Rate(; the Group () Mortgage Loans consist of adjustable rate Mortgage Loans based on COFI secured by multifamily residential properties).

         In addition to the information regarding the Mortgage Loans set forth herein, Exhibit Z hereto sets forth certain detailed information in respect of the (50 largest) Mortgage Loans included in the Mortgage Pool.

         BECAUSE PAYMENTS ON ALL CLASSES OF OFFERED CERTIFICATES MAY BE
AFFECTED BY THE PERFORMANCE OF MORTGAGE LOANS IN (A) (THE) MORTGAGE LOAN GROUP
OTHER THAN THE MORTGAGE LOAN GROUP DIRECTLY SUPPORTING PAYMENTS ON A PARTICULAR
CLASS, PROSPECTIVE INVESTORS ARE URGED TO REVIEW THE INFORMATION CONTAINED
HEREIN FOR (BOTH) (ALL) MORTGAGE LOAN GROUPS.

                           GROUP (1F) MORTGAGE LOANS

         Each of the Group (1F) Mortgage Loans bears interest at a fixed rate per annum (or, in limited cases, at a rate which increases by fixed amounts after the Cut-Off-Date on a predetermined schedule), as set forth in the related Note, or was an adjustable rate Mortgage Loan which has converted to a fixed rate Mortgage Loan, or has passed its last Adjustment Date, and therefore provides for payments of interest at a fixed rate until maturity as provided in the related Note. of the Group (1F) Mortgage Loans provide for a Mortgage
Interest Rate which increases periodically after the Cut-Off-Date to predetermined fixed rates set forth in the related Note.

         of the Group (1F) Mortgage Loans provide for the possibility on or after the Cut-Off-Date that the rate of interest which becomes due for each such Mortgage Loan on each Due Date (with respect to any Mortgage Loan in the Mortgage Pool, the "Payment Rate") may be less than the Mortgage Interest Rate of such Mortgage Loan (which is the rate at which interest accrues thereon).
Any excess of the interest accrued on a Mortgage Loan at the Mortgage Interest
Rate over accrued interest that becomes due on such Mortgage Loan at the Payment Rate is deferred ("Deferred Interest") and the amount thereof is added to the principal balance of such Mortgage Loan on each Due Date.



                                     S-38

         (Mortgage Loans in Mortgage Loan Group (1F) that have a debt service coverage ratio known to be at or below 1.0, representing approximately % of the aggregate Scheduled Principal Balance of the Group (1F) Mortgage Loans as of the Cut-Off-Date, nevertheless meet the representation in the Agreement that, as of the Closing Date, all Monthly Payments due on or before, 199__ have been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated, see Exhibit Y hereto.)

         Approximately % of the Group (1F) Mortgage Loans are secured by leasehold mortgages. of the Group (1F) Mortgage Loans, representing $ or % of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off-Date, will be Specially Serviced Mortgage Loans as of the Closing Date if no Monthly Payments are received between the Cut-Off-Date and the Closing
Date. of such Mortgage Loans are among the 50 largest Mortgage Loans.

         In addition, of the Group (1F) Mortgage Loans, representing $ or % of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off-Date, are Matured Performing Mortgage Loans.

         A description of certain additional characteristics of the Group (1F)
Mortgage Loans as of the Cut-Off-Date, estimated as of the date of this Prospectus Supplement, is set forth in Exhibit hereto. GROUP (1A) MORTGAGE
LOANS

         The Group (1A) Mortgage Loans are adjustable rate mortgage loans
("ARMs"). The Mortgage Interest Rate on any such ARM may adjust as the Index on which it is based adjusts (as is generally the case for Mortgage Loans for which the Index is a prime rate) or may be fixed until the First Adjustment
Date set forth in the related Note, adjusting on the First Adjustment Date, and generally at (one month, six month, twelve month, three year or five year) intervals thereafter (in each case as described in the related Note). The
Mortgage Interest Rate on Group (1A) Mortgage Loans will be adjusted to a rate equal to an Index plus or minus the Margin set forth in the related Note;
provided, however, that the adjustments of the Mortgage Interest Rates are subject to rounding (as described in " -- General" above), to maximum rates
("Maximum Rates") and any Floor Interest Rates set forth in the related Note and, with respect to certain of the Group (1A) Mortgage Loans, to periodic
Mortgage Interest Rate adjustment maximums or floors. of Group (1A) Mortgage
Loans are subject to a Floor Interest Rate of at least % per annum. (The Group
() Mortgage Loans are subject to Floor Interest Rates which are generally less than % per annum or to no Floor Interest Rate.) The Index set forth in a Note may be a (constant maturity treasury index, a bond equivalent treasury yield index, a rate of interest based on a cost of funds index, a rate of interest based on LIBOR, a rate of interest based on the prime rate quoted by a financial institution, a rate of interest based on a Federal Home Loan Bank
("FHLB") rate of interest or some other index). The Index applicable to a Note is set forth therein. The adjustments to the Mortgage Interest Rates for the Group (1A) Mortgage Loans may occur as the Index changes or may be based on the Index available a specified number of days prior to the Adjustment Date (a
"Look-Back Period") or on the most recently published Index as of each Adjustment Date. of the Group (1A) Mortgage Loans are convertible into fixed rate Mortgage Loans.

         The Group (1A) Mortgage Loans may provide for adjustment of the Payment Rates on dates that occur on the related Adjustment Dates for the Mortgage Interest Rates or at some other frequency (each, a "Payment Adjustment
Date"). The Adjustment Date for a given Group (1A) Mortgage Loan in many cases differs from the Payment Adjustment Date for such Group (1A) Mortgage Loan.
Accordingly, the Payment Rates of such Mortgage Loans may be less than or greater than the related Mortgage Interest Rates during certain periods, resulting in Deferred Interest which is added to the unpaid principal balances of the related Mortgage Loans (if the Payment Rate is less than the Mortgage
Interest Rate) or positive amortization of such Mortgage Loans (if the Payment
Rate is greater than the Mortgage Interest Rate). The Deferred Interest accrued on any of the Group (1A) Mortgage Loans will be payable on or before the stated maturity of the Mortgage Loan.

         The Group (1A) Mortgage Loans generally provide for a Monthly Payment that is recalculated to an amount that would be sufficient to amortize fully the unpaid principal balance of such Mortgage Loan generally over the remainder of the original amortization term, at the Mortgage Interest Rate for such Mortgage Loan in effect on such Payment Adjustment Date. However, increases or decreases in the Monthly Payment may be limited to an amount specified in the related Note above or below the Monthly Payment in effect prior to the related
Payment Adjustment Date (a "Group (1A) Payment Adjustment Cap" and a "Group
(1A) Payment Adjustment Floor," respectively). Such Mortgage Loans may provide that the Group (1A) Payment Adjustment Caps and Group (1A) Payment Adjustment
Floors will not apply every fifth year or at some other time interval, in each case at which time the Monthly Payment


                                     S-39

will be adjusted to an amount sufficient to amortize fully the outstanding principal balance of the Mortgage Loan at the then current Mortgage Interest Rate generally over the remainder of the original amortization term.

         With respect to approximately % of the aggregate Scheduled Principal
Balance as of the Cut-Off-Date of the Group (1A) Mortgage Loans, the maximum principal balance which is permitted under the Note as a result of negative amortization ("Maximum Negative Amortization Amount") is not generally permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately
% of the aggregate Scheduled Principal Balance as of the Cut-Off-Date of the Group (1A) Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately % of the aggregate Scheduled Principal
Balance of the Group (1A) Mortgage Loans as of the Cut-Off-Date, no negative amortization is permitted. If the Maximum Negative Amortization Amount is exceeded as a result of Deferred Interest, the Borrower would be required to make an additional payment with its next Monthly Payment in an amount equal to the difference between the unpaid principal balance of the Mortgage Loan and the Maximum Negative Amortization Amount and, for so long as the unpaid principal balance of the Mortgage Loan is not less than the Maximum Negative
Amortization Amount, the Monthly Payment would be adjusted to an amount that would be sufficient to amortize fully the unpaid principal balance of the Mortgage Loan at the then current Mortgage Interest Rate generally over the remainder of the original amortization term of such Mortgage Loan, without regard to the applicable Group (1A) Payment Adjustment Cap. Generally, those
Group (1A) Mortgage Loans without negative amortization caps either may not create Deferred Interest or may fully re-amortize as described above. ( of the Mortgage Loans in the Mortgage Loan Group (1A) that have a debt service coverage ratio known to be at or below 1.0, representing approximately % of the aggregate Scheduled Principal Balance of the Group (1A) Mortgage Loans as of the Cut-Off-Date, nevertheless meet the representation in the Agreement that, as of the Closing Date, all Monthly Payments due on or before, 199__ have been made.) For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated, see Exhibit Y hereto.

         Approximately __% of the Group (1A) Mortgage Loans are secured by leasehold mortgages. of the Group (1A) Mortgage Loans, representing $ or % of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off-Date, will be Specially Serviced Mortgage Loans as of the Closing Date if no Monthly Payments are received between the Cut-Off-Date and the Closing
Date. of such Mortgage Loans are among the 50 largest Mortgage Loans.

         In addition, of the Group (1A) Mortgage Loans, representing $ or % of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Cut-Off-Date, are Matured Performing Mortgage Loans.

         A description of certain additional characteristics of the Group (1A)
Mortgage Loans as of the Cut-Off-Date, estimated as of the date of this Prospectus Supplement, is set forth in Exhibit X hereto. The interest rate adjustment sensitivity of the Group (1A) Mortgage Loans is affected by, among other things, the particular Indexes of the Mortgage Loans, the frequency of adjustments and the applicable caps and floors. Exhibit X hereto identifies, by Scheduled Principal Balance of Group (1A) Mortgage Loans as of the
Cut-Off-Date, (i) the applicable Indexes, (ii) the frequency of Mortgage
Interest Rate adjustments and adjustments of the Monthly Payments and (iii) information with respect to the different lifetime and periodic Mortgage
Interest Rate and Payment Rate caps and floors, the portion of the Mortgage
Loans having Balloon Payments, and the weighted average maturity of the Mortgage Loans. (INSERT CHART OF HISTORICAL VALUES AND DETAILED DESCRIPTION OF
ANY PREDOMINANT INDEX) ASSIGNMENT OF MORTGAGE LOANS.

         At the time of issuance of the Certificates, the Depositor will cause the Mortgage Loans to be assigned to the Trustee, together with all principal and interest due on or with respect to such Mortgage Loans, other than (i) principal and interest due on or before the Cut-Off-Date (plus, for Mortgage
Loans which provide for payment of interest in advance of accrual thereof rather than in arrears, interest due in the month ending on the day preceding the Cut-Off-Date), (ii) with respect to Simple Interest Loans, interest received on or prior to the Cut-Off-Date, and (iii) Principal Prepayments (and principal payments with respect to Simple Interest Loans) received on or prior to the Cut-Off-Date. The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the Trust Fund to the Depositor in exchange for the Mortgage Loans (and, within one Business Day after the Closing Date, the Depositor will deposit into the Collection Account amounts received on or prior to the Closing Date that are included in the payments assigned to the Trustee). For information regarding the delivery of


                                     S-40

Mortgage Loan documents to the Trustee and to the Trustee's responsibilities with respect thereto, see "THE MORTGAGE POOLS -- Assignment of Mortgage Loans" in the Prospectus.

                  (DESCRIPTION OF UNDERWRITING STANDARDS USED
                   IN ORIGINATING THE MORTGAGE LOANS AND ANY
                 APPRAISALS CONDUCTED IN CONNECTION THEREWITH)

         (The Depositor will, as to each Mortgage Loan, deliver to the Trustee:
(i) the Note, endorsed to the order of the Trustee without recourse; (ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement; (iii) any assumption, modification or substitution agreements relating to the Mortgage Loan; (iv) a lender's title insurance policy (or owner's policy in the case of an Installment Contract), together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan; (v) if the assignment of leases, rents and profits is separate from the Mortgage, an executed re-assignment of assignment of leases, rents and profits to the Trustee; and (vi) such other documents as may be described in the Agreement (such documents collectively, the "Mortgage Loan File"). Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents; provided, however, that in instances where the original recorded Mortgage, Mortgage assignment or any document necessary to assign the Depositor's interest in Installment Contracts to the Trustee, as described in the Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Depositor may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording.) REPRESENTATIONS AND WARRANTIES

         In the Agreement, the seller of the Mortgage Loans to the Depositor or its affiliate (the "Seller") will give the representations and warranties described in the Prospectus under "THE MORTGAGE POOLS -- Representations and
Warranties." For information regarding the remedies available to the Certificateholders and the Trustee for a breach of any such representations and warranties, see "THE MORTGAGE POOLS -- Representations and Warranties" in the
Prospectus. (The Agreement will also contain certain corporate representations and warranties of the (Depositor) (Master Servicer).)

         The proceeds of any repurchase or indemnification in respect of a Mortgage Loan as to which such a breach has occurred will be deposited, subject to certain limitations set forth in the related Agreement, into the Collection
Account. (The obligations described above and in the Prospectus constitute the sole remedies available to the Certificateholders or the Trustee for any such breach of representations and warranties.) See "THE MORTGAGE POOLS --
Representations and Warranties" in the Prospectus. ENHANCEMENT (RESERVE FUND)

         (If required by the Rating Agencies rating the Certificates, on or prior to the Closing Date the Depositor will deposit in a Reserve Fund cash, securities or an irrevocable letter of credit in an amount (the "Initial
Deposit") satisfactory to such Rating Agencies and will maintain in such Reserve Fund an amount equal to $ which amount will be available on any Distribution Date (for application to the principal of or interest on the Certificates to the extent funds are not otherwise available therefor in the Collection Account) (for purposes of providing liquidity) (to cover Basis Risk
Shortfalls) (and for such other purposes as are set forth herein).)

         (The Depositor will have the right on any Distribution Date to cause the Trustee to withdraw moneys from the Reserve Fund to the extent the balance in the Reserve Fund exceeds the amount required to be maintained therein.)

         The Reserve Fund will (not) be a part of the Trust Fund or the REMIC
Pool. (The pledge of the Reserve Fund will be made pursuant to the terms of the Collateral Security Agreement.) The (Collateral Security) Agreement will provide that the Initial Deposit (unless permitted to be distributed to the Depositor as described below) may be invested, at the direction of the Depositor, in Permitted Investments. (Any earnings resulting from the investment of amounts held in the Reserve Fund will be remitted to the Depositor.)

         (Notwithstanding the foregoing, if the amount on deposit in the Reserve Fund, after giving effect to transfers into the Reserve Fund on such date, is less than $ , which amount is equal to % of the aggregate Scheduled
Principal Balance of the Mortgage Loans as of the Cut-Off-Date (the "Liquidity
Amount"), such amount will be available, so long as any Class Certificates are outstanding, only to ensure (i) payments of interest due on the Class
Certificates and (ii) distributions of Optimal Mortgage Loan Principal then payable or past due on the Class Certificates, and any


                                     S-41

amounts otherwise payable with respect to the Class , Class () or Class R
Certificates will be used to the extent necessary to restore the amount on deposit in the Reserve Fund to the Liquidity Amount.)

         The Initial Deposit will be held in the Reserve Fund in accordance with the terms of the Collateral Security Agreement. The Depositor will have no obligation to deposit in the Reserve Fund any amounts in respect of any distributions it may have received or to make any other deposits subsequent to the Initial Deposit, regardless of whether amounts in the Reserve Fund are sufficient to ensure payment of principal and interest on the Classes of Regular Certificates. The conditions for the release of amounts in the Reserve
Fund to the Depositor will be set forth in the Collateral Security Agreement and shall be in accordance with the requirements established by the Rating
Agencies for the maintenance of the initial ratings of the Regular
Certificates.

         The Collateral Security Agreement will require that the Depositor grant to the Collateral Agent a security interest in the Reserve Fund. The
Collateral Security Agreement will provide that, with the approval of the Rating Agencies, at the option of the Depositor, the Reserve Fund can be replaced, in whole or in part, with a form of credit enhancement that is, or is invested in, securities or obligations which are backed by the full faith and credit of the United States of America, provided that such replacement does not result in the withdrawal or downgrade of the then current rating or ratings of the Regular Certificates by the Rating Agencies.

         The Collateral Security Agreement will provide that the assets held in the Reserve Fund can be sold by the Depositor to third parties, subject to the lien in favor of the Collateral Agent, on the condition that such transfer be approved by the Rating Agencies consistent with the maintenance of the initial ratings on the Regular Certificates.

         The institution serving as Trustee will also serve as Collateral Agent under the Collateral Security Agreement.) SUBORDINATION OF THE CLASS ___
CERTIFICATES.

         Distributions of interest and principal with respect to the Class
Certificates will be subordinate to distributions of interest and principal with respect to the Class () Certificates to the extent that (i) no distribution of interest or principal is permitted to be made with respect to the Class Certificates on any Distribution Date until interest and principal then payable to the Class () Certificates have been paid and the aggregate
Certificate Principal Amount of the Class () Certificates has been reduced at least to an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans out of the aggregate Available Distribution Amounts (including any funds available therefor in the Reserve Fund) to the extent described above under " -- Distributions --Allocation Among Classes" and (ii) so long as any of the Class () Certificates remain outstanding, no distribution of interest or principal is permitted to be made with respect to the Class or Class ()
Certificates on any Distribution Date for so long as the amount on deposit in the Reserve Fund (after giving effect to any withdrawal therefrom on such Distribution Date) is equal to or less than the Liquidity Amount, to the effect that any funds then available in the Reserve Fund are preserved for the Holders of the Class () Certificates or servicing advances, and any amounts otherwise available for distribution to the Holders of the Class () or Class ()
Certificates are deposited into the Reserve Fund to the extent needed to restore it to the Liquidity Amount.

         (All amounts with respect to the Group () Mortgage Loans which are available for distributions will be allocated first to interest and principal then distributable with respect to the Class () Certificates and only thereafter will be available for application to amounts then distributable with respect to the Class () and Class () Certificates. Principal distributable on the Class () Certificates generally will include all principal received, due
(other than Balloon Payments) but not received, or deemed to be due, on the Group () Mortgage Loans. No amounts with respect to the Group () Mortgage Loans will be available to make distributions on the Class () Certificates (except with respect to amounts deposited in the Reserve Fund in respect of Eligible
Multifamily Mortgage Loans). As a result, the Class () or Class () Certificates could be entitled to distributions from payments received with respect to Group
() Mortgage Loans at times when payments on the Group () Mortgage Loans are insufficient to pay in full amounts currently payable on the Class ()
Certificates. This result could only occur, however, in the remote circumstances where on any Distribution Date the cumulative amount of Reserve
Fund draws (net of reimbursed advances) exceeds the sum of the Initial Deposit and the cumulative amount of Reserve Fund deposits (other than reimbursements of advances) from cash flows on Eligible Multifamily Mortgage Loans. Even in the absence of shortfalls in payments on the Group () Mortgage Loans, if the rate of principal payments of the Group () Mortgage Loans is sufficiently faster than the rate of principal payments on the Group () Mortgage Loans, the Class () or Class () Certificates could be entitled to distributions of Optimal
Mortgage Loan Principal for Mortgage Loan Group () at times when the Class ()
Certificates are still outstanding.) (OTHER CREDIT ENHANCEMENT)



                                     S-42

         (Specify provider of Credit Enhancement) has delivered to the Trustee
(an irrevocable letter of credit) (a surety bond) (an insurance policy) (a committed line of credit) (a repurchase commitment) (the "Credit Enhancement") with respect to the (Senior) (specify appropriate Classes) (Certificates) (the
Mortgage Loans) (the (Servicer's) (Master Servicer's) obligation to (make advances on) (repurchase defaulted Mortgage Loans).) Under the Credit
Enhancement, (specify provider of Credit Enhancement) will advance funds to the Trustee (to pay) (up to % of) (principal of the (Senior) (Certificates)
(specify appropriate Class) (Mortgage Loans) (and to pay) (up to % of) interest on such (Certificates) (Mortgage Loans) (to provide funds in the event of a failure by the (Master) (Servicer) to make advances) (to repurchase delinquent
Mortgage Loans) in an amount not to exceed % of the initial principal amount of the Mortgage Loans.)

                        SERVICING OF THE MORTGAGE LOANS

                              THE MASTER SERVICER

              (INFORMATION TO BE PROVIDED BY THE MASTER SERVICER.)

         The information set forth in the preceding paragraphs concerning the Master Servicer has been provided by it. Accordingly, the Seller makes no representation as to the accuracy or completeness of such information.

         The Master Servicer will be responsible for servicing the Mortgage
Loans pursuant to the Agreement. (With respect to any Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer will transfer servicing responsibilities with respect to such Mortgage Loan to the Special
Servicer, as discussed under "SERVICING OF THE MORTGAGE LOAN -- General" in the
Prospectus. Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-Off-Date of approximately $ , representing % of the aggregate
Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, will be transferred to the Special Servicer on the Closing Date, if no Monthly
Payments are received on such Mortgage Loans from the Cut-Off-Date to the Closing Date, because they will then have payments more than 60 days past due.)
(In addition, included in the Mortgage Pool are Matured Performing Mortgage
Loans having an aggregate Scheduled Principal Balance of approximately $ representing % of the aggregate Scheduled Principal Balance of the Mortgage
Loans as of the Cut-Off-Date, which will be transferred to the Special Servicer on the Closing Date.)

         (CHARTS TO BE INSERTED SUMMARIZING THE MASTER
         SERVICER'S FORECLOSURE AND DELINQUENCY EXPERIENCE
         IN RESPECT OF LOANS OF THE SAME TYPE AS THE MORTGAGE LOANS)

         While the above foreclosure and delinquency experience is typical of the Master Servicer's recent experience, there can be no assurance that experience on the Mortgage Loans will be similar. The information should not be considered to reflect the credit quality of the Mortgage Loans in the Mortgage
Pool or as a basis for assessing the likelihood, amount or severity of losses on the Mortgage Pool. The statistical data in the table is based on all of the loans in the Master Servicer's servicing portfolio. The Mortgage Loans may be more recently originated than, and are likely to have other characteristics which distinguish them from, the majority of the loans in the Master Servicer's servicing portfolio.

                             (THE SPECIAL SERVICER)

             (INFORMATION TO BE PROVIDED BY THE SPECIAL SERVICER.)

         The information set forth in the preceding paragraphs concerning the Special Servicer has been provided by it. Accordingly, the Depositor makes no representation as to the accuracy or completeness of such information.

COLLECTION AND OTHER SERVICING PROCEDURES

         The Master Servicer (or the Special Servicer, with respect to
Specially Serviced Mortgage Loans) will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures as it deems necessary or desirable. Under the Agreement, the Master Servicer will


                                     S-43

establish and maintain the Collection Account and the Escrow Account, and the Special Servicer will establish and maintain the REO Account. For information regarding the maintenance of these accounts and the obligations of the Master
Servicer and Special Servicer under the respective accounts, see "DESCRIPTION
OF THE CERTIFICATES -- Accounts" and "SERVICING OF THE MORTGAGE LOANS --
Collections and Other Servicing Procedures" in the Prospectus.

INSURANCE

         The Agreement provides that the Master Servicer maintain or require each Borrower to maintain insurance in accordance with the related Mortgage, which generally will include a standard fire and hazard insurance policy with extended coverage, and, in some cases, flood insurance. Likewise, the Special
Servicer will cause to be maintained fire and hazard insurance with extended coverage on each REO Property and, in some cases, flood insurance. For further information regarding the maintenance and coverage of insurance policies as described above, see "SERVICING OF THE MORTGAGE LOANS -- Insurance" in the
Prospectus.

         In addition, to the extent required by the related Mortgage, the Master Servicer may require the Borrower to maintain other forms of insurance including, but not limited to, loss of rents endorsements, business interruption insurance and comprehensive public liability insurance, and the Agreement may require the Special Servicer to maintain public liability insurance with respect to any REO Properties. See "SERVICING OF THE MORTGAGE
LOANS -- Insurance" in the Prospectus.

         (POOL INSURANCE POLICY, SPECIAL HAZARD INSURANCE
         POLICY, BANKRUPTCY BOND, REPURCHASE BOND,
         CERTIFICATE GUARANTEE INSURANCE TO BE DESCRIBED,
         IF APPLICABLE)

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicer's principal compensation for its activities under the Agreement will come from the payment to it or retention by it, with respect to each Mortgage Loan, of the Servicing Fee (as defined below).

         The "Servicing Fee," including the Reserved Amount (as defined below), with respect to each Mortgage Loan and for any Due Period, is an amount equal to thirty days' interest (or, in the event of any payment of interest which accompanies a Principal Prepayment made by the Borrower, interest for such number of days from the preceding Due Date to the date of such Principal
Prepayment), calculated on the basis of a 360-day year consisting of twelve
30-day months, at the Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to the application of the principal portion of the Monthly Payment due on the Due Date in such Due Period. The
Servicing Fee Rate, with respect to each Mortgage Loan other than a Specially
Serviced Mortgage Loan, is a rate equal to % per annum and, with respect to each Specially Serviced Mortgage Loan, is a rate equal to % per annum. A portion of the Servicing Fee includes % per annum of the then unpaid principal balance of each of the Mortgage Loans (the "Reserved Amount") which the Master
Servicer will use to pay certain ongoing expenses associated with the Mortgage
Loans and incurred by it in connection with its responsibilities under the Agreement, including the annual fees of the Trustee and the Collateral Agent, the Basic Fee (as defined below) of the Special Servicer, ongoing fees payable to the Rating Agencies and certain other expenses of the Trust Fund. The Master
Servicer will be entitled to reimbursement from the Collection Account and, if necessary, from the Reserve Fund for the amount by which such expenses exceed the Reserved Amount.

         In addition, the Master Servicer will be entitled to receive, as additional compensation, Prepayment Premiums, late fees and certain other fees collected from any Borrower other than with respect to Specially Serviced
Mortgage Loans, and any interest or other income earned on funds deposited in the Collection Account, the Distribution Account and, except to the extent such income is required to be paid to the related Borrowers, the Escrow Account.

         (The Special Servicer's principal compensation for its activities under the Agreement will come from payment to it or retention by it, with respect to each Mortgage Loan, of the Special Servicer Fee. The Special
Servicer Fee will include ((x) a fee (the "Basic Fee") calculated at a rate equal to ___% per annum with respect to each Mortgage Loan on the Scheduled
Principal Balance of such Mortgage Loan, payable from the Collection Account,
(y) an additional fee


                                     S-44

(the "Supplemental Fee") equal to the excess, if any, of (i) an amount calculated at a rate equal to % applied solely to the Specially Serviced
Mortgage Loans over (ii) the Basic Fee, which Supplemental Fee shall be payable from the Reserve Fund, to the extent of funds available therein, and (z) a fee
(the "Workout Fee") equal to a fixed percentage (the "Workout Fee Rate"), varying from ___% to ___% per annum, depending on the unpaid principal balance of each Mortgage Loan as to which it is acting or at any time acted as servicer
(including those for which servicing has been returned to the Master Servicer), of net collections and net proceeds received with respect to each such Mortgage
Loan) (other formula to compensate any Special Servicer).

         Notwithstanding the foregoing, the fixed percentage with respect to any net Liquidation Proceeds received in connection with a sale of REO Property or upon a Final Recovery Determination for any Mortgage Loan will equal the product of (a) the otherwise applicable fixed percentage referred to in the preceding paragraph and (b) a fraction the numerator of which is equal to the net Liquidation Proceeds received (after payment of all other fees and reimbursement of all advances and expenses with respect thereto) and the denominator of which is equal to the unpaid principal balance of the related
Mortgage Loan and accrued and unpaid interest thereon. The Master Servicer and Special Servicer will each be entitled to receive its accrued unpaid servicing fees out of net Liquidation Proceeds prior to application of such proceeds to reduce unpaid principal and interest on the related Mortgage Loan.

         The Special Servicer will remit payments with respect to any modification fees payable by Borrowers in accordance with the Special
Servicer's customary servicing practices and late fees, Prepayment Premiums and certain other fees collected from any Borrower for Specially Serviced Mortgage
Loans to the Master Servicer for deposit in the Collection Account.)

ADVANCES

         (Neither) (T)he Master Servicer (nor the Special Servicer) will be obligated to make advances with respect to delinquent Monthly Payments or Balloon Payments on Mortgage Loans (or for such other purposes as are set forth in the Agreement); (instead, advances with respect to delinquent Monthly
Payments (and in the case of Simple Interest Loans, delinquent payments of interest only), Assumed Scheduled Payments (in the case of delinquent Balloon
Mortgage Loans) and Assumed Monthly Payments (in the case of Discounted
Mortgage Loans) will be made in the form of withdrawals from the Reserve Fund.)
Taxes, insurance premiums and Property Protection Expenses will be payable from amounts on deposit in the Collection Account or, to the extent such amounts are insufficient, from the Reserve Fund. In the event that amounts in the Reserve
Fund are depleted, (i) neither the Master Servicer nor the Special Servicer will be obligated to make advances with respect to delinquent or defaulted
Mortgage Loans and (ii) taxes, insurance premiums and Property Protection
Expenses will be paid from advances by the Master Servicer or the Special
Servicer (in each case required with respect to Mortgage Loans serviced by it) to the extent that such advances are, in the judgment of the Master Servicer or Special Servicer, as applicable, reasonably recoverable from future payments and collections on the related Mortgage Loans, out of Insurance Proceeds, Liquidation Proceeds or otherwise. The Master Servicer and the Special Servicer will be entitled to be reimbursed for any such advances, plus interest thereon, from amounts on deposit in the Collection Account, as provided in the Agreement.)

         (The (Master) Servicer will advance its own funds (or funds equal to the aggregate amount of payments of principal and interest) (adjusted to the Net Mortgage Interest Rate) which were due on the Due Date and which were delinquent as of the close of business on the business day preceding the Remittance Date, (up to an aggregate amount equal to % of the aggregate outstanding principal balance of the Mortgage Loans, less previously unreimbursed advances) (subject to such advances being recoverable, in the reasonable judgment of the Master Servicer, under any Insurance Policy, Liquidation Proceeds or otherwise from the Mortgagor). The (Master) Servicer will also be obligated to make advances in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. (Advances are reimbursable from recoveries without interest.) Such right of reimbursement from such recoveries is prior to the right of (Certificateholders).)

         (Various Servicers approved by the Master Servicer will provide customary servicing functions with respect to the Mortgage Loans pursuant to Servicing Agreements between them and the Depositor. (Among other things, the Servicers are obligated under certain circumstances to make advances with respect to the Mortgage Loans and to purchase any Mortgage Loans for which mortgage insurance is denied on the grounds of fraud or misrepresentation.) See
"SERVICING OF THE MORTGAGE LOANS" herein.) (Description of any sub-servicing arrangements with any other parties, including the obligations thereof, to be described)



                                     S-45

         (Depositor will enter into a Master Servicing Agreement with respect to the Mortgage Loans. The Master Servicer will supervise all servicing of the Mortgage Loans and assume the obligations of any Servicer that is terminated for cause by the Trustee unless another substitute Servicer is appointed. The obligation of the Master Servicer to purchase Mortgage Loans that a Servicer has failed to purchase when required to do so under the Servicing Agreement will be limited. See "SERVICING OF THE MORTGAGE LOANS" herein.)

(SENIOR LIEN ADVANCES

         Neither the Master Servicer nor the Special Servicer will make Senior
Lien Advances in respect of the Mortgage Loans from its own funds. However, subject to the following paragraph, in accordance with the servicing standard specified in the Agreement, the Special Servicer will cause the Trustee to apply funds from the Reserve Fund to make Senior Lien Advances with respect to delinquent payments of principal and interest (or other charges) on mortgage loans senior to the Mortgage Loans that have not been previously advanced, or to satisfy in full such senior liens, to the extent the Special Servicer determines that to do so would result in an increase in the amount of Liquidation Proceeds ultimately distributable to the Certificateholders.
Amounts recovered as Liquidation Proceeds with respect to the related Mortgage
Loans will be reimbursed to the Reserve Fund.)

                     MODIFICATIONS, WAIVERS AND AMENDMENTS

         Each of the Master Servicer and the Special Servicer is entitled, subject to certain conditions set forth therein, to modify, waive or amend the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder, as described under "SERVICING OF THE MORTGAGE LOANS --
Modifications, Waivers and Amendments" in the Prospectus. In particular, the Special Servicer will use its best efforts to modify (i) a Group () Mortgage
Loan to provide for calculation of interest at a fixed rate and (ii) a Group ()
Mortgage Loan to provide for calculation of interest at a rate based upon (LIBOR) (COFI).

         The Special Servicer may, with respect to any Specially Serviced
Mortgage Loan, subject to the terms and conditions set forth in the Agreement, some of which are described below, modify, waive or amend the terms of such Mortgage Loans if the Special Servicer determines that a material default has occurred or a payment default has occurred or is reasonably foreseeable. The
Special Servicer may extend the maturity date of such Mortgage Loan to a date
(the "Optimal Wind-Down Date") not later than the earlier of (i) two years prior to the Final Scheduled Distribution Date or (ii) if such Mortgage Loan is secured by a Mortgage on a leasehold estate, the date occurring ten years prior to the termination of such leasehold estate. Interest on any extended Mortgage
Loan will be calculated on the basis of a 360-day year consisting of twelve
30-day months. To the extent that the net operating income of the related
Mortgaged Property (together with such other sources of payment as the Special
Servicer determines are acceptable therefor) is sufficient to support Monthly
Payments which will amortize the Mortgage Loan on a level payment basis to the rescheduled maturity date, the Special Servicer will require that Monthly
Payments be made in such amounts. If the Special Service determines that net operating income will not be so sufficient, the Special Servicer will either agree to a schedule of Monthly Payments that would fully amortize the Mortgage
Loan by the Optimal Wind-Down Date after providing for a Balloon Payment at the rescheduled maturity date or reduce the Monthly Payments on any Specially
Serviced Mortgage Loan to a level that can be supported by net operating income
(either by reducing the Mortgage Interest Rate or the Payment Rate thereof, reducing the principal payment component of the Monthly Payments or a combination thereof). Any Mortgage Loan which has been modified as described and which has become a Discounted Mortgage Loan under the Agreement will result in a draw from the Reserve Fund if funds therein are available therefor and an additional distribution in reduction of the Certificate Principal Amount of the applicable Class or Classes of Offered Certificates. See "DESCRIPTION OF THE
CERTIFICATES -- Distributions."

         (Except for extensions of maturity dates of Matured Performing
Mortgage Loans,) the Special Servicer will not agree to any modification, waiver or amendment of the payment terms of a Mortgage Loan unless the Special
Servicer has determined that such modification, waiver or amendment is reasonably likely to produce a greater recovery on a present value basis than liquidation of the Mortgage Loan. Prior to agreeing to any such modification, waiver or amendment, the Special Servicer will give notice thereof to the owner of the Reserve Fund who will have the right to veto such decision of the Special Servicer. EVIDENCE OF COMPLIANCE



                                     S-46

         Under the Agreement, each of the Master Servicer and the Special
Servicer is required to provide a statement of compliance with the Agreement, as more fully described under "SERVICING OF THE MORTGAGE LOANS -- Evidence of
Compliance" in the Prospectus.

             YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS GENERAL

         The yield to maturity on any Class of Regular Certificates will depend upon the price paid by the Certificateholder, the related Pass-Through Rate and the rate and timing of the repayment of principal in respect of such Regular
Certificates. The yield to maturity on the (Class ) Certificates (Floating Rate
Certificates) will be affected, in particular, by the levels of (LIBOR) (COFI).
The rate and timing of the repayment of principal of the Offered Certificates will be affected both by (x) the rate of principal payments (particularly
Balloon Payments) on the related Mortgage Loans including, for this purpose, unscheduled payments such as prepayments by Borrowers and prepayments resulting from modifications, defaults, repurchases due to certain breaches of representations and warranties and (y) the amount of interest payments on the Mortgage Loans which is available for distribution of principal on the Regular
Certificates.

         All of the Group (1F) Mortgage Loans bear interest at fixed rates.
(All) of the Group (1A) and Group () Mortgage Loans are ARMs, the Mortgage interest Rates of which are determined by reference to various Indexes. The
Seller is not aware of any relevant publicly available statistics that set forth principal prepayment experience or prepayment forecasts of commercial
(and multifamily residential) mortgage loans over an extended period of time, especially with respect to commercial (and multifamily residential) ARMs. The rate of principal prepayments with respect to mortgage loans generally has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment, particularly ARMs with minimum interest rate provisions.

         The rate of principal payments on the Offered Certificates will be affected by the rate of principal payments (including prepayments) on the related Mortgage Loans. Generally, prepayments on the Mortgage Loans (including prepayments resulting from defaults) will tend to shorten the weighted average lives of the Class () Certificates whereas delays in liquidations of defaulted
Mortgage Loans and modifications extending the maturity of Mortgage Loans will tend to lengthen the weighted average lives of the Class () Certificates. Such prepayments may affect the Class () and Class () Certificates differently as described below. Any changes in weighted average lives may adversely affect the yield to Certificateholders. Prepayments resulting in a shortening of such weighted average lives may be made at a time of low interest rates when Holders may be unable to reinvest such prepayments at Pass-Through Rates payable on the Offered Certificates, while delays and extensions resulting in lengthening of such weighted average lives may occur at a time of high interest rates when
Holders may have been able to reinvest payments received by them at higher rates.

         Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (and in particular Mortgage Loans with fixed Mortgage Interest
Rates or with minimum adjustable Mortgage Interest Rates that are higher than prevailing interest rates), the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include the availability of credit for mortgage refinancing, changes in tax laws (including depreciation benefits), changes in Borrowers' net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the Mortgage Loans (for example, the existence of due-on-sale and due-on-encumbrance clauses), the quality of management of the Mortgaged
Properties and the availability of other opportunities for investment. (A significant number) of the Mortgage Loans may be prepaid at any time without penalty, or provide for small prepayment premiums or penalties which are not expected to be an effective deterrent to prepayment. (Some) of the Mortgage
Loans, however, continue to have prepayment premiums or penalties which could be a deterrent to prepayments. The Depositor makes no representation as to the particular factors that will affect the rate of prepayment of the Mortgage
Loans, the relative importance of any such factors, the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or the overall rate of prepayments on the Mortgage Loans. See "THE TRUST FUND" herein.
Because the Mortgage Loans are subject to prepayment, and because (certain) of the Mortgage Loans will have remaining terms to stated maturity that are shorter than those assumed in calculating the Final Scheduled Distribution Date of the Certificates, the


                                     S-47

Certificate Principal Amount of one or more Classes of the Certificates may be reduced to zero prior to their Final Scheduled Distribution Date. In addition, delinquencies could result in distributions after the Final Scheduled
Distribution Date of one or more Classes of Certificates. As a result, the Certificate Principal Amount of each Class of Certificates may be reduced to zero significantly earlier or later than its respective Final Scheduled
Distribution Date.

         The effective yield to Holders of the Fixed Rate (and Class ())
Certificates will differ from the yield otherwise produced by the applicable
Pass-Through Rate and purchase prices of such Certificates because principal and interest distributions will not be payable to such Holders until at least the 25th day of the month following the month of accrual (without any additional distribution of interest or earnings thereon in respect of such delay).

         If the purchaser of an Offered Certificate purchased at a discount from its initial Certificate Principal Amount calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on such Certificate, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of an Offered Certificate purchased at a premium calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on such Certificate, the actual yield to maturity will be lower than that so calculated.

         The timing of changes in the rate of prepayments on the related
Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal of the related
Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher
(or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments. An investor must make an independent decision as to the appropriate prepayment scenario to be used in deciding whether to purchase the Offered
Certificates.

         Investors should consider the risk that rapid rates of prepayments on the related Mortgage Loans, and therefore of principal payments on the Offered
Certificates, may coincide with periods of low prevailing interest rates.
During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts received as principal payments on such investor's Offered Certificate may be lower than the applicable Pass-Through
Rate. Conversely, slow rates of prepayments on the Mortgage Loans, and therefore of principal payments on the various Classes of Offered Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high prevailing interest rates may be relatively low.

         Realized Losses will not be allocated to the holders of the Class
Certificates until the date on which the amount of principal payments on the Mortgage Loans to which the holders of the Class and Class Certificates are entitled has been reduced to zero as a result of the allocation of losses to the Class and Class Certificates. Prior to such time, such Realized Losses will be allocated first to the Class Certificates until the Certificate Principal
Amount of the Class Certificates has been reduced to zero, and then to the Class Certificates until the Certificate Principal Amount of the Class
Certificates has been reduced to zero. The yield to maturity on the Class
Certificates, which are subordinated, will therefore be more sensitive than the Class Certificates to losses due to defaults on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocable to the Class Certificates prior to the Class Certificates. To the extent not covered by the Advances by the (Master) Servicer, delinquencies on Mortgage
Loans may also have a relatively greater effect on the yield to investors in the Class Certificates. Amounts otherwise distributable to holders of the Class
Certificates will be made available to protect the holders of the Class
Certificates against interruptions in distributions due to certain mortgagor delinquencies. Such delinquencies, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of Class Certificates, because the entire amount of those delinquencies would be borne by the Class
Certificates prior to the Class Certificates.

                        SPECIAL YIELD CONSIDERATIONS OF
                     THE CLASS __ AND CLASS __ CERTIFICATES

         Because the Class ___ Certificates are entitled to distributions of interest only, the yield to maturity on such Classes will be extremely sensitive to the rate of principal prepayments on the Mortgage Loans, which may fluctuate


                                     S-48

significantly from time to time. In addition, the amount of interest payable on the Class Certificates will decrease more








































                                     S-49



significantly as a result of principal prepayments on Mortgage Loans with relatively high Net Mortgage Interest Rates. In general, Mortgage Loans with relatively high Net Mortgage Interest Rates will prepay faster than Mortgage
Loans with relatively low Net Mortgage Interest Rates. Investors should fully consider the associated risks including the risk that a rapid rate of principal prepayments could result in the failure of investors in Class Certificates to recoup their initial investment.

         The offering price of the Class Certificates, which are entitled to payments of principal only, is expected to include a substantial discount from the original Certificate Principal Amount. As a result, any projection of the yield to maturity of the Class Certificates made by an investor must include an assumption as to the anticipated rate of prepayments on the Class Mortgage
Loans and as to the resulting weighted average life of the Class Certificates.
If the weighted average life of the Class Certificates is longer than that assumed by an investor in calculating an anticipated yield to maturity, the yield to maturity actually realized by such investor will be less, and may be substantially less, than the anticipated yield.

         The Class Certificates represent in the aggregate the right to receive distributions allocable to principal based on the Class Fraction of certain
Mortgage Loans (each, a "Class Mortgage Loan"). Generally, prepayments on the
Class Mortgage Loans will have a positive effect on the yield to maturity of the Class Certificates; however, a low rate of principal prepayments on the Class Mortgage Loans, or disproportionately lower principal payments on Class
Mortgage Loans having relatively large Class Fractions (i.e., relatively low
Net Mortgage Interest Rates), will adversely affect the yield on the Class
Certificates.
















                                     S-50



         To illustrate the significance of the effect of prepayments on aggregate distributions on the Class and Class Certificates, the following table shows the Pre-tax Yield to Maturity of the Class and Class Certificates held to maturity, at various percentages of the CPR model:

                        PRE-TAX YIELD TO MATURITY ON THE
                          CLASS AND CLASS CERTIFICATES
                      AT SPECIFIED PERCENTAGES OF THE CPR



                                    ASSUMED

   %                   %                %                 %               %


                                 PURCHASE PRICE

                                          Class Class


         WEIGHTED AVERAGE LIFE OF THE REGULAR CERTIFICATES

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Regular
Certificates will be influenced by the rate at which principal payments
(including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgage Loans are made.
Principal payments on Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments by Borrowers and prepayments resulting from modifications, defaults, repurchase due to certain breaches of representations and warranties or other disposition of the Mortgage Loans). Since all principal payments on the Mortgage Loans are initially directed to reduce the (respective)
Certificate Principal Amount(s) of the Class () Certificates, prepayments on the Mortgage Loans will have a disproportionately greater tendency to shorten the weighted average lives of the Class () Certificates than the weighted average lives of the Class () and Class () Certificates.

         In contrast, (a substantial portion) of the excess of interest due on the Mortgage Loans, net of servicing compensation, over interest due on the Regular Certificates will generally be applied to the Class () Certificates as described herein under "DESCRIPTION OF THE CERTIFICATES -- Distributions - --
Allocation Among Classes." Accordingly, while the amount of such excess interest will generally be affected primarily by changes in interest rates and the interest rate adjustment terms of the Mortgage Loans, and accordingly by the spread between (LIBOR) and the current Mortgage Interest Rate, as described under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Basis Risk" herein, any payment experience which would reduce such excess interest, including prepayments (Mortgage Loans having higher interest rates being expected to prepay first) and Prepayment Interest Shortfalls, will have a tendency to extend the weighted average life of the Class () Certificates although such tendency may be offset to some extent by the application of principal prepayments to such Classes of Certificates. The level of such excess interest will also be affected by other factors described under "DESCRIPTION OF THE
CERTIFICATES -- Distributions -- Basis Risk" herein. The weighted average life of each such Class will also be influenced by delays associated with realizing on defaulted Mortgage Loans, and by extensions given in connection with modifications of Mortgage Loans. Since a (significant number) of Mortgage Loans have Balloon Payments due at maturity, and because the ability of the Borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having Balloon Payments may default at maturity, or that the Special Servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Borrower or adverse conditions in the market where the property is located. In order to minimize losses on Specially


                                     S-51

Serviced Mortgage Loans, the Special Servicer is given considerable flexibility under the Agreement to modify Mortgage Loans which are in default or as to which default is reasonably foreseeable. Certificateholders are not entitled to receive distributions of Balloon Payments when due except to the extent they are actually received (and instead are entitled only to receive certain Assumed
Scheduled Payments until final liquidation, and the remaining balance upon such final liquidation). Consequently, any defaulted Balloon Payment or modification which extends the maturity of a Mortgage Loan will tend to extend the weighted average lives of the Class () Certificates and to a lesser extent, the weighted average of other Classes of Regular Certificates. See "SERVICING OF THE
MORTGAGE LOANS - -- Modifications, Waivers and Amendments" herein and in the
Prospectus

         In contrast, because the Class () Certificates are being offered at a discount, and because the Class () Certificates are being offered at a premium, their effective yields will depend to a significant extent on the rate at which excess interest materializes and is applied to make distributions of principal in respect of such Classes of Certificates as described in the preceding paragraph.

         The weighted average lives of the Regular Certificates may also be shortened by the exercise of an optional termination right as described under "DESCRIPTION OF THE CERTIFICATES -- Optional Termination" herein.

         Prepayments on mortgage loans are commonly measured by a prepayment standard or model. The model used in this Prospectus Supplement (the
"Prepayment Model" or "CPR") represents an assumed constant rate of prepayments each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage
Loans to be included in the Mortgage Pool.

         The tables of Percentages of Initial Certificate Principal Amount
Outstanding for the Class () and Class () Certificates at the respective percentages of CPR set forth herein indicate the weighted average life of each Class of Offered Certificates and set forth the percentage of the initial certificate principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of CPR. The tables have been prepared on the basis of the "Mortgage Loan Assumptions," which are the assumptions that the Group (1) (, Group ) and Group () Mortgage Loans consist of (, ) and subgroups, respectively, (each treated as a single assumed
Mortgage Loan,) with the following characteristics:

                   (DESCRIPTION OF MORTGAGE LOAN ASSUMPTIONS)

         The simplifying assumptions described above that have been made in preparing the following tables are expected to vary from the actual performance of the Mortgage Loans. In particular, actual prepayments are not likely to occur at constant rates or at the assumed rates and the terms of extensions are not likely to be uniform, and variations in prepayment speeds and extension terms, even if averaging to the same constant prepayment rate over time and to the same weighted average extension term, may have different effects on the payment rates of the Regular Certificates. Furthermore, not all Balloon
Mortgage Loans are expected to be extended or to be extended for the suggested terms, and prepayments and extensions may apply disproportionately to Mortgage
Loans with different Mortgage Interest Rates. To the extent fixed rate Mortgage
Loans with higher Mortgage Interest Rates prepay at higher rates or are extended less frequently or for shorter terms, the excess interest available to make distributions in reduction of the Certificate Principal Amounts of the Class and Class Certificates may be reduced even at the same constant prepayment rates. There can be no assurance as to the actual rates of prepayment or extension of the Mortgage Loans or as to variations in applicable interest rates.

         Furthermore, the assumptions made in preparing the following tables vary to some degree from the actual terms of the Regular Certificates and the Agreement in that: ((i) any extension of a Mortgage Loan will occur only under circumstances in which such Mortgage Loan has become a Specially Serviced
Mortgage Loan subject to deduction of a Workout Fee from all future Monthly
Payments; (ii) upon extension, and in contrast to the assumptions, some of the Group (, Group ) and Group Mortgage Loans might not be Discounted Mortgage
Loans and some of the Group Mortgage Loans might be Discounted Mortgage Loans, depending upon the modified terms thereof; (iii) the actual reduction of the Scheduled Principal Balance of the Discounted Mortgage Loans will depend on the modified terms thereof and will not always be % of their Scheduled Principal
Balances; and (iv) the terms of any extension


                                     S-52

permitted under the Agreement may require an increase or allow a decrease in the Mortgage Interest Rate or the Monthly Payment, rather than providing for continuation of the same terms.)

         Based on the foregoing assumptions, the tables indicate the weighted average lives of the Regular Certificates (and of the Mortgage Loans) and set forth in percentages of the initial Certificate Principal Amount of the Regular
Certificates (and of the aggregate Scheduled Principal Balance as of Cut-Off-Date of the Mortgage Loans) that would be outstanding after the Distribution Date in of each of the years indicated, at various percentages of the CPR and years of extension. None of the indicated percentages of CPR purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Mortgage Pool. Variations in the actual prepayment experience and extension experience and the balance of the Mortgage Loans that prepaid or are extended may increase or decrease the percentage of initial Certificate
Principal Amount (and weighted average life) shown in the following tables.
Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR and the average extension experience of all such Mortgage Loans equals any of the specified years of extension. In addition, as described above under "THE TRUST
FUND -- General," the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Regular Certificates will be increased, and to periods of accelerated amortization, in which case the weighted average lives of the Regular Certificates will be decreased.

         (DECLINING BALANCE AND WEIGHTED AVERAGE LIFE TABLES)

         (1) THE WEIGHTED AVERAGE LIFE OF A REGULAR CERTIFICATE IS DETERMINED
BY (I) MULTIPLYING THE AMOUNT OF EACH DISTRIBUTION IN REDUCTION OF THE
OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE BY THE NUMBER OF
YEARS FROM THE DATE OF ISSUANCE OF THE REGULAR CERTIFICATES TO THE RELATED
DISTRIBUTION DATE, (II) ADDING THE RESULTS AND (III) DIVIDING THE SUM BY THE
INITIAL CERTIFICATE PRINCIPAL AMOUNT OF THE REGULAR CERTIFICATE.

                                USE OF PROCEEDS

         (Substantially all of the net proceeds from the sale of the Certificates will be used by the Depositor (to purchase the Mortgage Collateral conveyed to the Trustee by the Depositor simultaneously with the issue and sale of the Certificates (to repay indebtedness incurred to purchase the Mortgage
Collateral) (to pay for the costs of structuring and issuing the Certificates)
(and) (to establish the (specify Reserve Funds)). The Mortgage Collateral (will be purchased from the Underwriter (or an affiliate of the Underwriter) at a price negotiated by the (Depositor) (and may not reflect an arm's-length transaction)) (is owned by the Depositor).)

         (The Certificates are being initially sold and delivered by the Depositor to () in exchange for the Mortgage Collateral to be conveyed to the Trustee by the Depositor as Mortgage Collateral for the Series. The Depositor will receive no other proceeds from the sale of the Certificates. () may subsequently sell the Certificates in one or more transactions.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         (An election will (not) be made to treat a segregated pool of assets within the Trust Fund ((excluding the Reserve Fund and the rights of Certificateholders under certain agreements pursuant to which the beneficial owner of the Reserve Fund will make payments to the holders of the Regular
Certificates in the event of a Basis Risk Shortfall)) as a REMIC for federal income tax purposes.) The classes of REMIC interests designated in the Agreement as the Class of Interests, corresponding to the Class Certificates, respectively, will be considered to be "regular interests" in a REMIC and will be referred to herein as "Regular Interests." (The Class R Certificates will be considered to be the "residual interest" in a REMIC and will be referred to herein as the "Residual Interest.")

                               REGULAR INTERESTS

         The Regular Interests generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of the Regular
Interests will be required to report income thereon in accordance with the accrual method of accounting. It is anticipated that the Class Interests will be issued with original issue discount for federal


                                     S-53

income tax purposes, in an amount equal to the excess of the initial principal balances of the corresponding Classes of Certificates over their issue prices
(including accrued interest). It is further anticipated that the Class
Interests will be issued at a premium for federal income tax purposes.

         The Prepayment Assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by a holder of Regular Interests to amortize premium, will be calculated using . No representation is made as to the actual rate at which the Mortgage Loans will prepay. RESIDUAL

                                    INTEREST

         The holders of the Class R Certificates must include the taxable income or loss of the REMIC in determining their federal taxable income. The
Class R Certificates will remain outstanding for federal income tax purposes until there are no Certificates of any other Class outstanding. Prospective investors are cautioned that the Class R Certificateholders' REMIC taxable income and the tax liability thereon will exceed cash distributions to such holder during certain periods, in which event the holders must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMIC includible by a holder of a Class R Certificate will be treated as "excess inclusion" income resulting in (i) the inability of such holder to use net operating losses to offset such taxable income, (ii) the treatment of such taxable income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt and (iii) the treatment of such taxable income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

         In addition, under the REMIC Regulations, the Class R Certificates will be considered "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of any such transfer was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of a Class R Certificate will require the transferee to state, among other things, that it has no intention to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Class R Certificate and that it will not transfer the Class R Certificate to any Person that it has reason to believe has the intention to impede the assessment or collection of such taxes. Finally, the Class R Certificates generally may not be transferred to Persons who are not U.S. Persons. See
"CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Residual Interests --
Limitations on Offset or Exemption of REMIC Income" and "--Tax-Related
Restrictions on Transfer of Residual Interests -- Noneconomic Residual
Interests" in the Prospectus.

         An individual, trust or estate that holds a Class R Certificate
(whether such Certificate is held directly or indirectly through certain
Pass-Through Entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of the fees of the Master Servicer and the Special Servicer paid from the REMIC Pool and other administrative expenses of the REMIC Pool in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a holder's basis, if any, in a Class R Certificate may not be recovered until termination of the REMIC. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of a Class R Certificate are unclear; therefore, any such transferee receiving such consideration should consult its tax advisers. See "CERTAIN FEDERAL INCOME
TAX CONSEQUENCES -- Taxation of Residual Interests -- Tax-Related Restrictions on Transfer of Residual Interests" and "--Limitations of Deductions of Certain
Expenses" in the Prospectus.

         DUE TO THE SPECIAL TAX TREATMENT OF RESIDUAL INTERESTS, THE EFFECTIVE
AFTER-TAX RETURN OF THE CLASS R CERTIFICATES MAY BE SIGNIFICANTLY LOWER THAN
WOULD BE THE CASE IF THE CLASS R CERTIFICATES WERE TAXED AS DEBT INSTRUMENTS.

                              ERISA CONSIDERATIONS

         Any fiduciary of an employee benefit or other plan subject to the fiduciary responsibility rules of Title I of ERISA or Section 4975 of the Code
(a "Plan") who proposes to cause a Plan to acquire any of the Offered
Certificates, should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.



                                     S-54

         The U.S. Department of Labor has granted to CS First Boston
Corporation (the former name of Credit Suisse First Boston Corporation) an administrative exemption (Prohibited Transaction Exemption 89-90, as amended;
referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section
4975 of the Code with respect to the initial purchase, the holding and subsequent resale by Plans of certificates evidencing an interest in pass-through trusts that consist of certain receivables, loans, and other obligations that meet the conditions and requirements of the Exemption.

         The Exemption covers certificates evidencing an interest in a trust consisting of obligations that bear interest or are purchased at a discount and which are secured, such as mortgages secured by commercial or multifamily real property. Among the other conditions that must be satisfied for the Exemption to apply are the following:

         (1) The acquisition of the certificates by the Plan is on terms
(including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Moody's, S&P, DCR or Fitch;

         (4) The trustee is not an affiliate of any member of the Restricted
Group (as defined below);

         (5) The sum of all payments made to and retained by the underwriters in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the seller pursuant to the assignment of the obligations to the trust fund represents not more than the fair market value of such obligations. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Act.

         In order for the Exemption to apply, the trust fund must also meet the following requirements:

         (1) The corpus of the trust fund must consist solely of assets of a type that have been included in other investment pools;

         (2) Certificates in such other investment pools must have been rated in one of the three highest generic rating categories of Moody's, S&P, DCR or Fitch for at least one year prior to the Plan's acquisition of certificates;
and

         (3) Certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         In addition, the Exemption will not apply to a Plan's investment in certificates if the Plan fiduciary responsible for the decision to invest in the certificates is (a) an obligor with respect to more than five percent of the fair market value of the obligations constituting the assets of the trust or (b) an affiliate of such person, unless: (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; (iii) immediately after the acquisition, no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity; and (iv) the Plan is not sponsored by the Depositor, the Underwriters, the Trustee, the Master Servicer, the Special
Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the


                                     S-55

assets in the Trust Fund on the date of the initial issuance of Certificates, or any affiliate of such parties (the "Restricted Group").

         If the conditions of the Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the Mortgage Loans, the acquisition, holding and resale of the Class () Certificates by Plans would be exempt from many of the prohibited transaction provisions of ERISA and
Section 4975 of the Code.

         (The Underwriters believe that the factual conditions to the availability of the Exemption will be met in connection with the acquisition and holding of the Class () Certificates by Plans, assuming that all conditions of the Exemption within the control of a particular investor (or its fiduciary) will have been met. In that regard,) (A)s of the date hereof there is no single obligor with respect to Mortgage Loans included in the Trust Fund that constitute more than five percent of the aggregate unamortized principal balance of the assets of the Trust Fund, but no assurance can be given that there does not exist an affiliated group of obligors on Mortgage Loans that constitute more than five percent of such balance.

         Prospective Plan investors should consult with their legal advisers concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class () Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Class ()
Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. (THE CHARACTERISTICS OF THE CLASS () CERTIFICATES MAY NOT MEET THE
REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, THE CLASS (), CERTIFICATES SHOULD
NOT BE ACQUIRED BY A PLAN OR WITH ASSETS OF ANY PLAN.)

         Subordinated Certificates are not available for purchase by or with "plan assets" of any Plan, other than an insurance company general account which satisfies the conditions set forth in Sections I and II of PTCE 95-60 or a governmental or church plan which is not subject to ERISA or Section 4975 of the Code (as described above), and any acquisition of Subordinate Certificates by, on behalf of or with "plan assets" of any such Plan will be treated as null and void for all purposes.

INSURANCE COMPANY GENERAL ACCOUNTS

         In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new
Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL was required to issue final regulations (the "401(c)
Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies or annuity contracts supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute "plan assets." The DOL issued proposed regulations under Section
401(c) on December 22, 1997, but the final 401(c) Regulations have not been issued as of the date hereof. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute "plan assets," unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as "plan assets." In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as "plan assets" of any Plan invested in such separate account.
Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) or ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

         ANY PLAN INVESTOR WHO PROPOSES TO USE "PLAN ASSETS" OF ANY PLAN TO
PURCHASE CERTIFICATES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL
WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE
CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH CERTIFICATES.


                        LEGAL INVESTMENT CONSIDERATIONS

         (The Class () Certificates will constitute "mortgage related securities" for purposes of the Enhancement Act.) The (other Classes of)
Offered Certificates will not constitute "mortgage related securities" under the Enhancement Act. For additional information concerning investment considerations with respect to the Offered Certificates, see "LEGAL INVESTMENT" in the Prospectus.


                              PLAN OF DISTRIBUTION

         (Under the terms and subject to the conditions contained in an underwriting agreement (the "Underwriting Agreement") among the Depositor and the Underwriters named below, the Depositor has agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase, the respective Certificate Principal Amounts of each Class of the Offered
Certificates set forth opposite their names below:

                                 UNDERWRITERS

CLASS                               CLASS       CLASS         CLASS
CERTIFICATES (1)                     CERTIFICATES      (1)  CERTIFICATES (1)  CERTIFICATES (1)
Credit Suisse First                     $                     $                      $              $
Boston Corporation Total     $                          $                       $             $

(1)      Subject to a permitted variance of plus or minus  %.

         In the Underwriting Agreement, the several Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates if any are purchased. In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.

There is currently no secondary market for the Offered Certificates. The Underwriters, either directly or through their affiliates, intend to make a secondary market in the Offered Certificates, but none of the Underwriters has any obligation to do so. There can be no assurance that an active secondary market for any of the Offered Certificates will develop or that any such market, if established, will continue.

         The Underwriters propose to offer each Class of the Offered Certificates in part directly to purchasers at the initial public offering prices set forth on the cover page of this Prospectus Supplement, and in part to certain securities dealers at such prices less the concessions set forth below for each such Class. The Underwriters may allow, and such dealers may reallow, a concession not in excess of the amount set forth below for each such Class. After the Offered Certificates are released for sale to the public, the public offering prices and other selling terms may be changed by the Underwriters.

CLASS              CLASS            CLASS           CLASS
CERTIFICATES       CERTIFICATES     CERTIFICATES    CERTIFICATES

Concession          %                %               %               %
Reallowances       %                 %               %               %

         The Depositor will indemnify the Underwriters against certain civil liabilities, including liabilities under the Act, or will contribute to payments the Underwriters may be required to make in respect thereof.)

         (The Master Servicer has agreed, pursuant to the Purchase Agreement dated (the "Purchase Agreement"), to pay the Depositor a fee of $ in connection with the exchange of the Certificates and the residual interest in the REMIC for the Mortgage Loans. The Depositor will sell the Certificates and such residual interest to the Master Servicer in exchange for the Mortgage Loans subject to the terms and conditions set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Depositor or its affiliates have certain preferential rights in connection with resale of the Certificates.

         may be deemed, by virtue of the exchange, to be an "Underwriter" within the meaning of the Securities Act of 1933, as amended, (the "Act") in connection with reoffers and sales by of the Certificates. Until , such reoffers and sales by Master Servicer will be made pursuant to this Prospectus Supplement and the Prospectus, as amended and supplemented as of the date of such reoffering. After such date, this Prospectus Supplement and Prospectus may not be used in connection with such reoffers and sales. The Depositor has been advised by that such reoffers and sales may be made by from time to time in negotiated transactions or otherwise at varying prices determined at the time of sale, and may be made to or through one or more Underwriters, agents or dealers, including, without limitation, the Depositor or one of its affiliates, who may receive compensation in the form of underwriting discounts, concessions or commissions.

         The Purchase Agreement provides that will indemnify the Depositor and its affiliates against certain liabilities, including liabilities under the Act, or contribute to payments the Depositor and its affiliates, as the case may be required to make in respect thereof.)

         (The Underwriters(s) (has) (have) advised the Depositor that the Underwriter(s) propose(s) to offer the Certificates from time to time for sale in one or more negotiated transactions or otherwise at prices to be determined at the time of sale. The Underwriter(s) may effect such transactions by selling the Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter(s) and any purchasers of the Certificates to whom they may act as agent.

         The Underwriter(s) and any dealers that participate with the Underwriter(s) in the distribution of the Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended (the "Act").)

         (The Mortgage Collateral securing the Bonds will be acquired by the Depositor from Credit Suisse First Boston Corporation, an affiliate of the Depositor, in a privately negotiated transaction. Such affiliate will have acquired the Mortgage Collateral from time to time in open market or privately negotiated transactions.)

         (Credit Suisse First Boston Corporation, as exchange agent (the "Agent"), has arranged for the sale of the Certificates by the Depositor to (Institutional Investor) in exchange for the Mortgage Loans to be conveyed to the Trustee as part of the Trust Estate. (Institutional Investor) has agreed, pursuant to the Exchange Agreement dated , 19 (the "Exchange Agreement") among the Depositor, (Institutional Investor) and the Agent, to pay to the Agent a fee for arranging the exchange. The Depositor will sell the Bonds to (Institutional Investor) in exchange for the Mortgage Loans subject to the terms and conditions set forth in the Exchange Agreement. Under certain circumstances set forth therein, the Exchange Agreement may be terminated.)



                              CERTIFICATE RATINGS

         (It is a condition to the issuance of the Certificates that they be rated in one of the four highest rating categories by at least one Rating Agency.) It is a condition to the issuance of the Offered Certificate that the Class Certificates be rated no lower than " " by (Moody's) (Fitch) (S&P) (DCR), that the Class Certificates be rated no lower than " " by and " " by and that the Class Certificates be rated no lower than " " by and " " by . (While it is not a condition to the issuance of any of the Certificates, it is expected that the Class Certificates will be rated no lower than " " by and " " by .)

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the Offered Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

         (The ratings of Moody's on mortgage pass-through certificates address the likelihood of the receipt by certificate holders of all distributions to which such certificate holders are entitled. Moody's rating opinions address the structural, legal, issuer and tax-related aspects associated with the certificates, including the nature of the underlying mortgage loans and the credit quality of the credit support provided, if any. Moody's ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated.)

         (The ratings assigned by S&P to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. S&P's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. S&P's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.)

         (The ratings assigned by Fitch to mortgage pass-through certificates address the likelihood of the receipt by certificate holders of all distributions to which such certificate holders are entitled. The rating process addressed the structural, legal and issuer-related aspects associated with the certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates by Fitch do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificate holders might receive a lower than expected yield.)

         (The ratings assigned by DCR to mortgage pass-through certificates address the likelihood of the receipt by certificate holders of all distributions to which such certificate holders are entitled. The ratings assigned to mortgage pass-through certificates by DCR do not constitute a statement regarding the frequency or extent of principal prepayments. The ratings do not address the possibility that certificate holders might receive a lower than expected yield.)

         The Depositor will request a rating of the Offered Certificates by one or more Rating Agencies. There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by a Rating Agency pursuant to the Depositor's request.

                                 LEGAL MATTERS

         The legality of the Certificates will be passed upon for the Depositor and the Underwriter by (Brown & Wood LLP)(Cadwalader, Wickersham &
Taft)(Orrick, Herrington & Sutcliffe LLP), New York, New York. The material federal income tax consequences of the Certificates will be passed upon for the Depositor by (Brown & Wood LLP) (Cadwalader, Wickersham & Taft) (Orrick, Herrington & Sutcliffe LLP), New York, New York. (These exhibits may appear immediately following this Prospectus Supplement.)

                             MORTGAGE LOAN EXHIBITS

         The information set forth in Exhibits X through Z is based on Scheduled Principal Balances, Mortgage Interest Rates and other information as of _______ 1, 199__ with respect to mortgage loans expected to be included in the Trust Fund. Not all the mortgage loans upon which Exhibits through are based may be included in the Trust Fund and consequently the information set forth below may vary from comparable information on the Mortgage Loans ultimately included in the Trust Fund. In addition, the information set forth below may change as a result of principal payments, Mortgage Interest Rate adjustments and other factors relating to the Mortgage Loans prior to the Closing Date. The Seller will file a report on Form 8-K with the Commission in accordance with the rules thereof which will set forth information with respect to the Mortgage Loans included in the Trust Fund on the Closing Date. As to each item the chart will set forth the number of mortgage loans, the Aggregate Unpaid Principal Balance as of the Cut-Off-Date and the Percentage of Aggregate Unpaid Principal Balance. The information expressed as a Percentage of the Aggregate Unpaid Principal Balance may not total 100% due to rounding, and the sum of the amounts listed as the Aggregate Unpaid Principal Balance of the Mortgage Loans as of the Cut-Off-Date may not total the indicated amount due to rounding. For purposes of the following exhibits, weighted average original term calculations do not include contractual extensions.

                                 INDEX OF TERMS

Accrued Certificate Interest.................................................27
Act..........................................................................56
Adjustment Date..............................................................37
Agent........................................................................57
Amounts Held for Future Distribution.........................................24
ARMs.........................................................................39
Assumed Scheduled Payment....................................................26
Available Distribution Amount............................................24, 31
Available Subordination Amount...............................................10
Balloon Mortgage Loans.......................................................16
Balloon Payments.............................................................16
Basic Fee....................................................................44
Basis Risk Shortfall.........................................................28
Book-Entry Certificates.......................................................1
Business Day.................................................................22
Certificate Principal Amount.................................................26
Certificateholder.............................................................1
Certificates..................................................................1
Class.........................................................................1
Class ( ) Certificates........................................................4
Class ( ) Pass-Through Rate..................................................27
Class A-1 Certificates........................................................1
Class A-2 Certificates........................................................1
Class B Certificates..........................................................1
Class Interest Distribution Amount...........................................27
Class Mortgage Loan..........................................................49
Class Unpaid Interest Shortfall..............................................32
COFI..........................................................................9
COFI Determination Date......................................................29
Collateral Agent..............................................................7
Collateral Security Agreement................................................21
Commission....................................................................3
CPR..........................................................................51
Credit Enhancement...................................................10, 35, 43
Credit Reserve Fund Draw Amount..............................................24
DCR..........................................................................12
Deferred Interest............................................................38
Depositor.....................................................................7
Depository...................................................................22
Determination Date...........................................................25
Distribution Date............................................................22
Due Date.....................................................................25
Due Period...................................................................25
Eligible Multifamily Mortgage Loans...........................................8

Enhancement Act.............................................................8
Excess Prepayment Interest.................................................28
Exchange Agreement.........................................................57
Exemption..................................................................54
FHLB.......................................................................39
FHLBSF.....................................................................30
Final Recovery Determination...............................................34
Financial Intermediary.....................................................22
First Adjustment Date......................................................37
Fitch......................................................................12
Fixed Rate Certificates.................................................4, 22
Floating Rate Certificates..............................................4, 22
Floor Interest Rate.........................................................8
Group (1A) Payment Adjustment Cap..........................................39
Group (1A) Payment Adjustment Floor........................................39
Group 1 Fully Indexed Interest Rate Spread.................................28
Group 1 Interest Rate Spread...............................................28
Group Available Funds..................................................23, 30
holder......................................................................1
Index......................................................................37
Initial Deposit............................................................41
Interest Accrual Period....................................................26
LIBO.......................................................................29
LIBOR......................................................................29
LIBOR Business Day.........................................................29
LIBOR Determination Date...................................................29
Liquidity Amount...........................................................41
Look-Back Period...........................................................39
Margin.....................................................................37
Master Servicer.............................................................7
Matured Performing Mortgage Loans..........................................15
Maximum Negative Amortization Amount.......................................40
Maximum Rates..............................................................39
Maximum Subordination Amount...............................................10
Minimum  Subordination Amount..............................................10
Monthly Payment............................................................25
Moody's....................................................................12
Mortgage Interest Rates.....................................................7
Mortgage Loan Assumptions..................................................51
Mortgage Loan File.........................................................41
Mortgage Loans..............................................................2
Mortgage Pool...............................................................1
Mortgage Rate..............................................................37
Net Mortgage Interest Rate.................................................24
Non-Monthly Payment Loan...................................................25
Notional Amount.........................................................6, 26

Offered Certificates.................................................1, 4, 22
Optimal Available Funds....................................................24
Optimal Mortgage Loan Interest.............................................24
Optimal Mortgage Loan Principal............................................24
Optimal Wind-Down Date.....................................................46
Pass-Through Rate..........................................................26
Payment Adjustment Date....................................................39
Payment Rate...........................................................16, 38
Plan...................................................................13, 53
Prepayment Interest Shortfall..............................................28
Prepayment Model...........................................................51
Prepayment Period..........................................................25
Principal Prepayments......................................................24
Purchase Agreement.........................................................56
Realized Losses............................................................35
Record Date................................................................23
Reference Banks............................................................29
Regular Certificates.......................................................22
Regular Interests......................................................13, 52
REMIC Pass-Through Rate....................................................28
REMIC Pool..................................................................2
Reserve Interest Rate......................................................29
Reserved Amount............................................................44
Residual Interest..........................................................52
Restricted Group...........................................................55
Reuters Screen LIBO Page...................................................29
S&P........................................................................12
Scheduled Principal Balance................................................25
Seller.....................................................................41
Servicing Fee..............................................................44
Special Servicer............................................................7
Supplemental Fee...........................................................45
Trust Fund..................................................................1
Trustee.....................................................................7
Underwriter.............................................................2, 56
Underwriting Agreement.....................................................55
Workout Fee................................................................45
Workout Fee Rate...........................................................45

                                   EXHIBIT X

  MORTGAGE LOAN GROUP DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF MORTGAGE
                          LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                    Average Original Principal Balance is $.

 DISTRIBUTION OF SCHEDULED PRINCIPAL BALANCES AS OF THE CUT-OFF-DATE OF MORTGAGE
                         LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                 Average Scheduled Principal Balance as of the
                              Cut-Off-Date is $.

   ORIGINAL TERMS TO STATED MATURITY OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

        Weighted Average Original Term to Stated Maturity is ___ months.

                     REMAINING TERMS TO STATED MATURITY OF
                 BALLOON MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                   Weighted Average Remaining Term to Stated
                Maturity (excluding Matured Performing Mortgage
                             Loans) is ___ months.

                  REMAINING TERMS TO STATED MATURITY OF FULLY
                AMORTIZING MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

       Weighted Average Remaining Term to Stated Maturity is ___ months.

               SEASONING OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                   Weighted Averaged Seasoning is ___ months.
                 MORTGAGE INTEREST RATES AS OF CUT-OFF-DATE OF

                     MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                      (INFORMATION TO BE PROVIDED IN EACH
                   SERIES) Weighted Average Mortgage Interest
                                  Rate is __%.

             LOAN-TO-VALUE RATIOS AT ORIGINATION OF MORTGAGE LOANS
                             IN MORTGAGE LOAN GROUP

                      (INFORMATION TO BE PROVIDED IN EACH
                   SERIES) Weighted Average Loan-to-Value at
                              Origination is ___%.

              RANGE OF RATIOS OF CURRENT LOAN BALANCE-TO-ORIGINAL
                VALUE AS OF CUT-OFF-DATE IN MORTGAGE LOAN GROUP

                      (INFORMATION TO BE PROVIDED IN EACH
                     SERIES) Weighted Average Current Loan
                       Balance-to-Original Value is __%.

            LIEN POSITIONS OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

        PROPERTY TYPE/USE OF MORTGAGED PROPERTIES IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                      GEOGRAPHIC DISTRIBUTION OF MORTGAGED
                       PROPERTIES IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                        MONTHLY PAYMENTS PAST DUE AS OF
           THE CUT-OFF-DATE OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                (In addition to the tables set forth above, the
                     following tables may be used for each
                   exhibit relating to a Mortgage Loan Group
                     consisting of adjustable rate mortgage
                      loans:) MARGINS OF MORTGAGE LOANS IN
                              MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                        Weighted Average Margin is ___%.

             MAXIMUM RATES OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

 Weighted Average Maximum Rate (excluding Mortgage Loans with no Maximum Rate and Mortgage Loans for which such information is not available) is ___%.

         FLOOR INTEREST RATES OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

     Weighted Average Floor Interest Rate (excluding Mortgage Loans with no
                         Floor Interest Rate) is ___%.

               PERIODIC RATE ADJUSTMENT CAPS OF MORTGAGE LOANS IN

                              MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

     Interest Adjustment Frequency of Mortgage Loans in Mortgage Loan Group
                  (Information to be provided in each Series)

                    PAYMENT ADJUSTMENT FREQUENCY OF MORTGAGE
                          LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                INDEXES OF MORTGAGE LOANS IN MORTGAGE LOAN GROUP

                  (INFORMATION TO BE PROVIDED IN EACH SERIES)

                                                                      EXHIBIT Y

                   AVAILABLE DEBT SERVICE COVERAGE RATIOS (1)

Group Mortgage Loans
Group Mortgage Loans
Group Mortgage Loans

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgage Property before payment of any debt service on the Mortgage Loan to the annual debt service on such Mortgage Loans.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of net operating income, derived from information for a period ending in or later, to, generally, the annualized Monthly Payment in effect as of the Cut-Off-Date.

(3) The data are derived from (i) operating statements provided by the Borrowers adjusted in some instances as described below and (ii) operating information provided by appraisals dated or later.

         The weighted average debt service coverage is and times for the Group and Group Mortgage Loans, respectively, for which operating information is available.

         For Group Mortgage Loans the Depositor obtained property operating statements or operating information for minimum (nine-month) periods ending in or later from Borrowers whose Mortgage Loans represented approximately ___% of the aggregate Scheduled Principal Balance of the Group Mortgage Loans as of the Cut-Off-Date. In some instances, non-material adjustments were made to such operating statements and operating information, resulting in an increase or decrease in the net operating income stated therein, based upon the Depositor's evaluation of such operating statements and operating information and the assumptions applied by the Borrower in preparing such statements and information. No assurance can be given with respect to the accuracy of the information provided by any Borrower, or the results of any adjustments thereto by or on behalf of the Depositor, concerning the operating income derived from any Mortgaged Property. In addition, since Borrowers under the remaining Mortgage Loans have not been determined or inferred, and no assurance can be given that the information set forth in the table is representative of those Mortgage Loans

         The operating information supplied by Borrowers and used by the Depositor to calculate debt service coverage ratios may be for periods that ended as long ago as. The Depositor does not have information as to the current levels of rental income generated by the Mortgaged Properties for which it had obtained operating information, and current rental income on a significant portion of such Mortgaged Properties may have changed as a result of changes in occupancy rates and levels of rent on space that is occupied. Accordingly, debt service coverage ratios for the Mortgage Loans for which such ratios are set forth in the table above may have changed substantially since the end of the period for which such ratios were calculated.

Because debt service coverage ratios were not calculated with respect to the remaining Mortgage Loans representing approximately % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off-Date, no assurance can be given that the information set forth in the above table is representative of such Mortgage Loans or that such remaining Mortgage Loans do not include Mortgage Loans with debt service coverage ratios equal to or lower than those of the Mortgage Loans for which such ratios were calculated. Because, among other things, of the lack of uniformity in the data underlying the debt service coverage ratio information contained herein and the absence of independent verification of such data, there can be no assurance that the information derived from the sample is representative of similar information which would have been developed had operating information been available for all the Mortgage Loans. Moreover, if the sample is representative of the Mortgage Loans, the Trust Fund includes Mortgage Loans with debt service coverage ratios of less than break-even that were not included in the sample. In any event, prospective investors should consider the Mortgage Loans to be nonrecourse loans as to which, in the event of a Borrower default, recourse may be had only against the specific (commercial and/or multifamily residential) property pledged to secure that Mortgage Loan (and not against the Borrower's other assets).

                                                                      EXHIBIT Z

               CHARACTERISTICS OF THE (50 LARGEST) MORTGAGE LOANS

Group
Group
Group

         (1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

         (2) Original loan to value is the original balance (not modified) divided by the original appraised value.

         (3) Current loan to value ratio is the Scheduled Principal Balance of the loan as of the Cut-Off-Date divided by the original appraised value (except in the case of any loan for which a more recent appraised value is available, then divided by the more recent appraised value).

         (4) Payments applied only to interest in accordance with the terms of the Note.

         (5) Debt service coverage calculated based on pro-forma net operating income estimates.

         (6) Not available.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



PROSPECTUS

                    SUBJECT TO COMPLETION, DATED MAY 4, 1998

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                   Depositor

           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES

                              (Issuable in Series)

                                 -------------

Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes" which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.

Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on commercial real estate properties, multifamily residential properties, cooperatively owned multifamily properties and/or mixed residential/commercial properties, and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any reserve funds established with respect to a Series, insurance policies on the Mortgage Loans, letters of credit, certificate guarantee insurance policies or other enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates. Such mortgage loans, participation interests, mortgage pass-through certificates and installment contracts are hereinafter referred to as the "Mortgage Loans." "The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all or a specified portion of the collateral securing any Series of Certificates as a "real estate mortgage investment conduit" (a "REMIC"), or an election may be made to treat the arrangement by which a Series of Certificates is issued as a REMIC. If such election is made, each Class of Certificates of a Series will be either Regular Interest Certificates or Residual Interest Certificates (each, as defined herein), as specified in the related Prospectus Supplement. If no such election is made, the Trust Fund, as specified in the related Prospectus Supplement, will be classified as a grantor trust for federal income tax purposes. See "Certain Federal Income Tax Consequences."


                                 -------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" AFTER THE SECTION CAPTIONED "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE" HEREIN.

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, which may include Credit Suisse First Boston Corporation, an affiliate of the Depositor, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a market will develop as a result of such offering or, if it does develop, that it will continue.

This Prospectus may not be used to consummate sales of the Certificates offered hereby unless accompanied by a Prospectus Supplement.

                           Credit Suisse First Boston

               The date of this Prospectus is ____________, 199_.

                             PROSPECTUS SUPPLEMENT

         The Prospectus Supplement relating to each Series of Certificates will, among other things, set forth with respect to such Series of
Certificates: (i) the identity of each Class within such Series; (ii) the initial aggregate principal amount, the interest rate (the "Pass-Through Rate") (or the method for determining it) and the authorized denominations of each Class of Certificates of such Series; (iii) certain information concerning the Mortgage Loans relating to such Series, including the principal amount, type and characteristics of such Mortgage Loans on the date of issue of such Series of Certificates, and, if applicable, the amount of any Reserve Fund for such Series; (iv) the circumstances, if any, under which the Certificates of such Series are subject to redemption prior to maturity; (v) the final scheduled distribution date of each Class of Certificates of such Series; (vi) the method used to calculate the aggregate amount of principal available and required to be applied to the Certificates of such Series on each Distribution Date; (vii) the order of the application of principal and interest payments to each Class of Certificates of such Series and the allocation of principal to be so applied; (viii) the extent of subordination of any Subordinate Certificates;
(ix) the principal amount of each Class of Certificates of such Series that would be outstanding on specified Distribution Dates, if the Mortgage Loans relating to such Series were prepaid at various assumed rates; (x) the Distribution Dates for each Class of Certificates of such Series; (xi) relevant financial information with respect to the Borrower(s) and the Mortgaged Properties underlying the Mortgage Loans relating to such Series, if applicable; (xii) information with respect to the terms of the Subordinate Certificates or Residual Interest Certificates, if any, of such Series; (xiii) additional information with respect to the Enhancement (as defined herein) relating to such Series; (xiv) additional information with respect to the plan of distribution of such Series; and (xv) whether the Certificates of such Series will be registered in the name of the nominee of The Depository Trust Company or another depository.

                             ADDITIONAL INFORMATION

         This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of the material terms of the documents referred to herein and therein, but neither contains nor will contain all of the information set forth in the Registration Statement (the "Registration Statement") of which this Prospectus and the related Prospectus Supplement is a part. For further information, reference is made to such Registration Statement and the exhibits thereto which the Depositor has filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Act"). Statements contained in this Prospectus and any Prospectus Supplement as to the contents of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the Commission, upon payment of the prescribed charges, or may be examined free of charge at the Commission's offices. The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Credit Suisse First Boston Mortgage Securities Corp., that file electronically with the Commission. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Copies of the Agreement pursuant to which a Series of Certificates is issued will be provided to each person to whom a Prospectus and the related Prospectus Supplement are delivered, upon written or oral request directed to:

Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, telephone number (212) 325-2000.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the termination of the offering of Certificates offered hereby. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more Classes of Certificates, upon request, a copy of any or all such documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Classes of such Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed to: Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, telephone number (212) 325-2000.

                                  RISK FACTORS

         INVESTORS SHOULD CONSIDER, IN CONNECTION WITH THE PURCHASE OF CERTIFICATES, AMONG OTHER THINGS, THE FOLLOWING FACTORS AND CERTAIN OTHER FACTORS AS MAY BE SET FORTH IN "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT.

         Limited Liquidity. There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single family mortgage loans. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the related Agreement. Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement.

         Limited Assets. The Certificates will not represent an interest in or obligation of the Depositor, the Master Servicer, or any of their affiliates. The only obligations with respect to the Certificates or the Mortgage Loans will be the obligations (if any) of the Depositor (or, if otherwise provided in the related Prospectus Supplement, the person identified therein as the person making certain representations and warranties with respect to the Mortgage Loans, as applicable) pursuant to certain limited representations and warranties made with respect to the Mortgage Loans. Since certain representations and warranties with respect to the Mortgage Loans may have been made and/or assigned in connection with transfers of such Mortgage Loans prior to the Closing Date, the rights of the Trustee and the Certificateholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, the Master Servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity. Unless otherwise specified in the related Prospectus Supplement, neither the Certificates nor the underlying Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, the Master Servicer or any of their affiliates. Proceeds of the assets included in the related Trust Fund for each Series of Certificates (including the Mortgage Loans and any form of Enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

         Unless otherwise specified in the related Prospectus Supplement, a Series of Certificates will not have any claim against or security interest in the Trust Funds for any other Series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and the REO Account and any accounts maintained as Enhancement, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates that includes one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Trust Funds have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

         Prepayments and Effect on Average Life of Certificates and Yields. Prepayments (including those caused by defaults) on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgaged Properties in any Trust Fund. As a result, the actual maturity of any class of Certificates could occur significantly earlier than expected. A Series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates of such Series may be more sensitive to prepayments on Mortgage Loans. A Series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A Series of Certificates may include one or more classes of Certificates that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Certificates (the "Accrual Certificates") and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and (b) if such Accrual Certificates accrue interest at a variable or floating Pass-Through Rate, changes in such rate.

         Limited Nature of Ratings. Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Certificates of the related Series are entitled that is not covered by the applicable rating.

         The amount, type and nature of any Enhancement established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans underlying or comprising the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Enhancement, if any, described in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of one or more classes of the Certificates of the related Series.

         Risks Associated with Mortgage Loans and Mortgaged Properties. Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single family property. The ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a mortgagor to repay a single family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single family property will likely affect the performance of the related loan but may not affect the liquidation value of such property. Moreover, a decline in the value of a Mortgaged Property will increase the risk of loss particularly with respect to any related junior Mortgage Loan.

         The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both. The risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants.

         It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of a mortgagor's default, recourse may be had only against the specific property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

         Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single family loans both because the Mortgage Loans in a Trust Fund will generally consist of a smaller number of loans than would a single family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. Mortgage Loans in a Trust Fund may consist of only a single or limited number of Mortgage Loans and/or relate to Leases to only a single Lessee or a limited number of Lessees.

         If applicable, certain legal aspects of the Mortgage Loans for a Series of Certificates may be described in the related Prospectus Supplement.

         Risks Associated with Mortgage Loans and Leases. If so described in the related Prospectus Supplement, each mortgagor under a Mortgage Loan may be an entity created by the owner or purchaser of the related Mortgaged Property solely to own or purchase such property, in part to isolate the property from the debts and liabilities of such owner or purchaser. Unless otherwise specified, each such Mortgage Loan will represent a nonrecourse obligation of the related mortgagor secured by the lien of the related Mortgage and the related Lease assignments. Whether or not such loans are recourse or nonrecourse obligations, it is not expected that the mortgagors will have any significant assets other than the Mortgaged Properties and the related Leases, which will be pledged to the Trustee under the related Agreement. Therefore, the payment of amounts due on any such Mortgage Loans, and, consequently, the payment of principal of and interest on the related Certificates, will depend primarily or solely on rental payments by the Lessees. Such rental payments will, in turn, depend on continued occupancy by, and/or the creditworthiness of, such Lessees, which in either case may be adversely affected by a general economic downturn or an adverse change in their financial condition. Moreover, to the extent a Mortgaged Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hotel or motel), the value of such property in the event of a default by the Lessee or the early termination of such Lease may be adversely affected because of difficulty in re-leasing the property to a suitable substitute lessee or, if re-leasing to such a substitute is not possible, because of the cost of altering the property for another more marketable use. As a result, without the benefit of the Lessee's continued support of the Mortgaged Property, and absent significant amortization of the Mortgage Loan, if such loan is foreclosed on and the Mortgaged Property is liquidated following a lease default, the net proceeds might be insufficient to cover the outstanding principal and interest owing on such loan, thereby increasing the risk that holders of the Certificates will suffer some loss.

         Balloon Payments. Certain of the Mortgage Loans (the "Balloon Mortgage Loans") as of the Cut-Off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain multifamily properties and mobile home parks), reimbursement rates (with respect to certain nursing homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily real properties, as the case may be, generally.

         Junior Mortgage Loans. To the extent specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured primarily by junior mortgages. In the case of liquidation, Mortgage Loans secured by junior mortgages are entitled to satisfaction from proceeds that remain from the sale of the related Mortgaged Property after the mortgage loans senior to such Mortgage Loans have been satisfied. If there are not sufficient funds to satisfy such junior Mortgage Loans and senior mortgage loans, such Mortgage Loan would suffer a loss and, accordingly, one or more classes of Certificates would bear such loss. Therefore, any risks of deficiencies associated with first Mortgage Loans will be greater with respect to junior Mortgage Loans.

         Obligor Default. If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer or a Special Servicer will be permitted (within prescribed parameters) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While any such entity generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is imminent. Additionally, if so specified in the related Prospectus Supplement, certain of the Mortgage Loans included in the Mortgage Pool for a Series may have been subject to workouts or similar arrangements following periods of delinquency and default.

         Mortgagor Type. Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

         Enhancement Limitations. The Prospectus Supplement for a Series of Certificates will describe any Enhancement in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. The use of Enhancement will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Enhancement may not cover all potential losses or risks. For example, Enhancement may or may not cover fraud or negligence by a mortgage loan originator or other parties.

         A Series of Certificates may include one or more classes of Subordinate Certificates, if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Enhancement may be exhausted before the principal of the lower priority classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Trust Funds may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Enhancement covers more than one Series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing an interest in a Covered Trust will be subject to the risk that such Enhancement will be exhausted by the claims of other Covered Trusts.

         The amount of any applicable Enhancement supporting one or more classes of Certificates, including the subordination of one or more classes of other Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Loans will not exceed such assumed levels.

         Regardless of the form of Enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The Master Servicer will generally be permitted to reduce, terminate or substitute all or a portion of the Enhancement for any Series of Certificates, if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any Series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable Enhancement provider, or as a result of losses on the related Mortgage Loans substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any Enhancement, or to take any other action to maintain any rating of any Series of Certificates.

         Enforceability. Mortgages may contain a due-on-sale clause, which in general permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default by the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

         If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the lender's ability to collect the rents may be adversely affected.

         Environmental Risks. Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the mortgagor, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the mortgage. Each Agreement will provide that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless such Master Servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and (ii) there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances for which investigation, testing, monitoring, containment, cleanup or remediation could be required under any federal, state or local law or regulation, or that, if any hazardous substances are present for which such action would be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions. Any additional restrictions on acquiring title to a Mortgaged Property may be set forth in the related Prospectus Supplement.

         Delinquent And Non-Performing Mortgage Loans. If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans that are past due or are non-performing. Unless otherwise described in the related Prospectus Supplement, the servicing of such Mortgage Loans as to which a specified number of payments are delinquent will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Enhancement provided with respect to a particular Series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Loans in such Trust Fund and the yield on the Certificates of such Series.

         ERISA Considerations. Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Certificates of any Series.

         Certain Federal Tax Considerations Regarding Residual Interest Certificates. Holders of Residual Interest Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "CERTAIN FEDERAL INCOME TAX CONSEQUENCES." Accordingly, under certain circumstances, holders of Certificates that constitute Residual Interest Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of Residual Interest Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Interest Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Interest Certificates, the taxable income arising in a given year on a Residual Interest Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Interest Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. A Residual Interest Certificate acquired after January 3, 1995 cannot be marked-to-market.

         Control. Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including directing the Special Servicer or the Master Servicer with respect to actions to be taken with respect to certain Mortgage Loans and REO Properties and amending the related Agreement in certain circumstances.

         Book-Entry Registration. If so provided in the related Prospectus Supplement, one or more classes of the Certificates will be initially represented by one or more certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company ("DTC"), and will not be registered in the names of the beneficial owners of such Certificates or their nominees. Because of this, unless and until definitive certificates are issued, such beneficial owners will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time, such beneficial owners will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations.

                                 THE DEPOSITOR

         The Depositor was incorporated in the State of Delaware on December 31, 1985, and is a wholly-owned subsidiary of Credit Suisse First Boston Management Corporation ("CSFBMC"). CSFBMC is a wholly-owned subsidiary of Credit Suisse First Boston, Inc. Credit Suisse First Boston Corporation, which may act as an underwriter in offerings made hereby, as described in "PLAN OF DISTRIBUTION" below, is also a wholly-owned subsidiary of Credit Suisse First Boston, Inc. The principal executive offices of the Depositor are located at Eleven Madison Avenue, New York, N.Y. 10010. Its telephone number is (212) 325-2000.

         The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. Neither the Depositor, its parent nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates of any Series.

         The assets of the Trust Funds will be acquired by the Depositor directly or through one or more affiliates.

                                USE OF PROCEEDS

         The Depositor will apply all or substantially all of the net proceeds from the sale of each Series offered hereby and by the related Prospectus Supplement to purchase the Mortgage Loans relating to such Series, to repay indebtedness which has been incurred to obtain funds to acquire Mortgage Loans, to establish the Reserve Funds, if any, for the Series, to obtain other Enhancement, if any, for the Series and to pay costs of structuring and issuing the Certificates. If so specified in the related Prospectus Supplement, Certificates may be exchanged by the Depositor for Mortgage Loans.

                        DESCRIPTION OF THE CERTIFICATES*

         * Whenever in this Prospectus the terms "Certificates," "Trust Fund" and "Mortgage Pool" are used, such terms will be deemed to apply, unless the context indicates otherwise, to a specific Series of Certificates, the Trust Fund underlying the related Series and the related Mortgage Pool.

         The Certificates of each Series will be issued pursuant to a separate Pooling and Servicing Agreement (the "Agreement") to be entered into among the Depositor, the Master Servicer and the Trustee for that Series and any other parties described in the applicable Prospectus Supplement, substantially in the form filed as an exhibit to the Registration Statement of which this Prospectus is a part or in such other form as may be described in the applicable Prospectus Supplement. The following summaries describe certain provisions expected to be common to each Series and the Agreement with respect to the underlying Trust Fund. However, the Prospectus Supplement for each Series will describe more fully the Certificates and the provisions of the related Agreement, which may be different from the summaries set forth below.

         At the time of issuance, the Certificates of each Series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization. Each of such rating organizations specified in the applicable Prospectus Supplement as rating the Certificates of the related Series is hereinafter referred to as a "Rating Agency." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.

GENERAL

         The Certificates of each Series will be issued in registered or book-entry form and will represent beneficial ownership interests in the trust fund (the "Trust Fund") created pursuant to the Agreement for such Series. The Trust Fund for each Series will comprise, to the extent provided in the
Agreement: (i) the Mortgage Pool, consisting primarily of the Mortgage Loans conveyed to the Trustee pursuant to the Agreement; (ii) all payments on or collections in respect of the Mortgage Loans; (iii) all property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans; and (iv) such other assets or rights as are described in the related Prospectus Supplement. In addition, the Trust Fund for a Series may include private mortgage pass-through certificates, certificates issued or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Governmental National Mortgage Association ("GNMA") or mortgage pas through certificates previously created by the Depositor, as well as various forms of Enhancement, such as, but not limited to, insurance policies on the Mortgage Loans, letters of credit, certificate guarantee insurance policies, the right to make draws upon one or more Reserve Funds or other arrangements acceptable to each Rating Agency rating the Certificates. See "ENHANCEMENT." Such other assets will be described more fully in the related Prospectus Supplement.

         If so specified in the applicable Prospectus Supplement, Certificates of a given Series may be issued in several Classes which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying Mortgage Loans. Alternatively, or in addition, Classes may be "time-tranched" and, therefore, structured to receive principal payments in sequence. Each Class in a group of "time-tranched" Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Subordinate Certificates of a given Series of Certificates may be offered in the same Prospectus Supplement as the Senior Certificates of such Series or may be offered in a separate Prospectus Supplement. Each Class of Certificates of a Series will be issued in the minimum denominations specified in the related Prospectus Supplement.

         The Prospectus Supplement for any Series including Classes similar to any of those described above will contain a complete description of their characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of Classes, (ii) the risk that interest only, or disproportionately interest weighted, Classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios and (iii) the degree to which an investor's yield is sensitive to principal prepayments.

         The Certificates of each Series will be freely transferable and exchangeable at the office specified in the related Agreement and Prospectus Supplement, provided, however, that certain Classes of

Certificates may be subject to transfer restrictions described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificates may be transferable only on the books of The Depository Trust Company or another depository identified in such Prospectus Supplement.

DISTRIBUTIONS ON CERTIFICATES

         Distributions of principal and interest on the Certificates of each Series will be made to the registered holders thereof ("Certificateholders" or "Holders") by the Trustee (or such other paying agent as may be identified in the related Prospectus Supplement) on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment of the related Trust Fund. Distributions for each Series will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register for such Series maintained by the Trustee, by wire transfer or by such other method as is specified in the related Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, the final distribution in retirement of the Certificates of each Series will be made only upon presentation and surrender of the Certificates at the office or agency specified in the notice to the Certificateholders of such final distribution. In addition, the Prospectus Supplement relating to each Series will set forth the applicable due period, prepayment period, record date, Cut-Off Date and determination date in respect of each Series of Certificates.

         With respect to each Series of Certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Trustee after a date specified in the related Prospectus Supplement (the "Cut-Off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

ACCOUNTS

         It is expected that the Agreement for each Series of Certificates will provide that the Trustee establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which account distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal to the Certificateholders in the manner described in the related Prospectus Supplement.

         It is also expected that the Agreement for each Series of Certificates will provide that the Master Servicer establish and maintain a special trust account (the "Collection Account") in the name of the Trustee for the benefit of Certificateholders. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will deposit into the Collection Account, as more fully described in the related Prospectus Supplement: (1) all payments on account of principal, including principal prepayments, on the Mortgage Loans;
(2) all payments on account of interest on the Mortgage Loans and all Prepayment Premiums; (3) all proceeds from any insurance policy relating to a Mortgage Loan ("Insurance Proceeds") other than proceeds applied to restoration of the related Mortgaged Property; (4) all proceeds from the liquidation of a Mortgage Loan ("Liquidation Proceeds"), including the sale of any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure ("REO Property"); (5) all proceeds received in connection with the taking of a Mortgaged Property by eminent domain; (6) any amounts required to be deposited by the Master Servicer to cover net losses on Permitted Investments made with funds held in the Collection Account; (7) any amounts required to be deposited in connection with the application of co-insurance clauses, flood damage to REO

Properties and blanket policy deductibles; (8) any amounts required to be deposited from income with respect to any REO Property; and (9) any amounts received from Borrowers which represent recoveries of Property Protection Expenses. "Prepayment Premium" means any premium paid or payable by the related Borrower in connection with any principal prepayment on any Mortgage Loan. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title or management of REO Property or the sale of defaulted Mortgage Loans or REO Properties, as more fully described in the related Agreement. As set forth in the Agreement for each Series, the Master Servicer will be entitled to make certain withdrawals from the Collection Account to, among other things: (i) remit certain amounts for the related Distribution Date into the Distribution Account; (ii) reimburse Property Protection Expenses and pay taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement; (iii) pay accrued and unpaid servicing fees to the Master Servicer out of all Mortgage Loan collections; and (iv) reimburse the Master Servicer, the Trustee and the Depositor for certain expenses and provide indemnification to the Depositor and the Master Servicer as described in the Agreement.

         The amount at any time credited to the Collection Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date. The Master Servicer will be required to remit amounts required for distribution to Certificateholders to the Distribution Account on the business day preceding the related Distribution Date (the "Master Servicer Remittance Date"). The income from the investment of funds in the Collection Account in Permitted Investments will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account resulting from such investments will be borne by the Master Servicer. The amount of each such loss will be required to be deposited by the Master Servicer in the Collection Account immediately as realized.

         It is expected that the Agreement for each Series of Certificates will provide that a special trust account (the "REO Account") will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement, (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such Mortgaged Properties and certain third-party expenses in accordance with the Agreement and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

         The amount at any time credited to the REO Account will be fully insured to the maximum coverage possible or will be invested in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the business day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments shall be deposited in the REO Account for remittance to the Collection Account, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Trust Fund.

         Unless otherwise specified in the applicable Prospectus Supplement, "Permitted Investments" will consist of one or more of the following:

         (i) direct obligations of, or guarantees as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America;

         (ii) direct obligations of, or guarantees as to timely payment of principal and interest by, the FHLMC, FNMA or the Federal Farm Credit System, provided that any such obligation, at the time of purchase of such obligation or contractual commitment providing for the purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates;

         (iii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the highest rating available for such securities by each Rating Agency (in the case of commercial paper) or have received one of the two highest ratings available for such securities by each Rating Agency (in the case of long-term unsecured debt obligations), or such lower rating as will not result in the downgrade or withdrawal of the rating or ratings then assigned to the Certificates by any Rating Agency;

         (iv) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt ratings available for such securities by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by any such Rating Agency;

         (v) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in one of its two highest long-term unsecured rating categories, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by any Rating Agency;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in one of the two highest ratings available to such issuers by each Rating Agency at the time of such investment provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

         (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the ratings standard described in (iii) above;

         (viii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof and rated by each Rating Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing therefor; provided, however, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein would cause the then outstanding principal amount of securities issued by such corporation and held as part of the Collection Account or the Distribution Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Collection Account and the Distribution Account;

         (ix) units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, and have been designated in writing by each Rating Agency as Permitted Investments with respect to this definition;

         (x) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as an investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates; and

         (xi) such other obligations as are acceptable as Permitted Investments to each Rating Agency; provided, however, that (a) such instrument or security shall qualify as a "cash flow investment" pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and (b) no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the stated interest rate on such investment is in excess of 120% of the yield to maturity produced by the price at which such investment was purchased.

AMENDMENT

         The Agreement for each Series will provide that it may be amended by the parties thereto without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provision therein that may be inconsistent with any other provision therein, to maintain the rating or ratings assigned to the Certificates by a Rating Agency or to make other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions of the Agreement, provided that such action will not, as evidenced by an opinion of counsel acceptable to the Depositor and the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         Each Agreement will also provide that it may be amended by the parties thereto with the consent of the Holders of Certificates representing an aggregate outstanding principal amount of not less than a percentage specified in the related Agreement of each Class of Certificates affected by the proposed amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of each affected Certificateholder, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) alter the servicing standard set forth in the Agreement. Further, the Agreement for each Series may provide that the parties thereto, at any time and from time to time, without the consent of the Certificateholders, may amend the Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the REMIC Pool as a REMIC at all times that any of the Certificates are outstanding; provided, however, that such action, as evidenced by an opinion of counsel acceptable to the Trustee, is necessary or helpful to maintain such qualification, and would not adversely affect in any material respect the interest of any Certificateholder.

         The Agreement relating to each Series may provide that no amendment to such Agreement will be made unless there has been delivered in accordance with such Agreement an opinion of counsel to the effect that such amendment will not cause such Series to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

         The Prospectus Supplement for a Series may describe other or different provisions concerning the amendment of the related Agreement.

TERMINATION; REPURCHASE OF MORTGAGE LOANS

         The obligations of the parties to the Agreement for each Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and, unless otherwise specified in the applicable Prospectus Supplement, the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination.

REPORTS TO CERTIFICATEHOLDERS

         Concurrently with each distribution for each Series, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will forward to each Certificateholder a statement setting forth such information relating to such distribution as is specified in the Agreement and described in the applicable Prospectus Supplement.

The Trustee

         The Depositor will select a bank or trust company to act as trustee (the "Trustee") under the Agreement for each Series and the Trustee will be identified, and its obligations under that Agreement will be described, in the applicable Prospectus Supplement.

                               THE MORTGAGE POOLS

GENERAL

         Each Mortgage Pool will consist of mortgage loans secured by first or junior mortgages, deeds of trust or similar security instruments ("Mortgages") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in commercial real estate property, multifamily residential property, cooperatively owned multifamily properties and/or mixed residential/commercial property and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property") located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states, the District of Columbia or the Commonwealth of Puerto Rico. A Mortgage Pool may also include any or all of the participation interests in such types of mortgage loans, private mortgage pass-through certificates, certificates issued or guaranteed by FHLMC, FNMA or GNMA and mortgage pass-through certificates previously created by the Depositor. Each such mortgage loan, Installment Contract, participation interest or certificate is herein referred to as a "Mortgage Loan."

         All Mortgage Loans will be of one or more of the following types:

         1. mortgage loans with fixed interest rates;

         2. mortgage loans with adjustable interest rates;

         3. mortgage loans whose principal balances fully amortize over their remaining terms to maturity;

         4. mortgage loans whose principal balances do not fully amortize but instead provide for a substantial principal payment at the stated maturity of the loan;

         5. mortgage loans that provide for recourse against only the Mortgaged Properties;

         6. mortgage loans that provide for recourse against the other assets of the related Borrowers (as defined below); and

         7. any other types of mortgage loans described in the applicable Prospectus Supplement.

         Certain Mortgage Loans ("Simple Interest Loans") may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal, and other Mortgage Loans may provide for payment of interest in advance rather than in arrears.

         Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the obligor (the "Borrower") on the related promissory note (the "Note") assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related lender, while retaining a license to collect the rents for so long as there is no default. If the Borrower defaults, the license terminates and the related lender is entitled to collect the rents from tenants to be applied to the monetary obligations of the Borrower. State law may limit or restrict the enforcement of the assignment of leases and rents by a lender until the lender takes possession of the related Mortgaged Property and a receiver is appointed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS --Leases and Rents.

         A Trust Fund may consist of a single Mortgage Loan or a number of Mortgage Loans with a single obligor or related obligors thereunder, or multiple Mortgage Loans with multiple unrelated obligors thereunder, as specified in the related Prospectus Supplement. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates.

         Unless otherwise specified in the Prospectus Supplement for a Series, the Mortgage Loans will not be insured or guaranteed by the United States, any governmental agency, any private mortgage insurer or any other person or entity.

         The Prospectus Supplement relating to each Series will specify the originator or originators relating to the Mortgage Loans, which may include, among others, commercial banks, savings and loan associations, other financial institutions, insurance companies or real estate developers, and the underwriting criteria to the extent available in connection with originating the Mortgage Loans. The criteria applied by the Depositor in selecting the Mortgage Loans to be included in a Mortgage Pool will vary from Series to Series. The Prospectus Supplement relating to each Series also will provide specific information regarding the characteristics of the Mortgage Loans, as of the Cut-Off Date, including, among other things: (i) the aggregate principal balance of the Mortgage Loans; (ii) the types of properties securing the Mortgage Loans and the aggregate principal balance of the Mortgage Loans secured by each type of property; (iii) the interest rate or range of interest rates of the Mortgage Loans; (iv) the origination dates and the original and, with respect to seasoned Mortgage Loans, remaining terms to stated maturity of the Mortgage Loans; (v) the loan-to-value ratios at origination and, with respect to seasoned Mortgage Loans, current loan balance-to-original value ratios of the Mortgage Loans; (vi) the geographic distribution of the Mortgaged Properties underlying the Mortgage Loans; (vii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate Mortgage Loans; (viii) the debt service coverage ratios relating to the Mortgage Loans; and (ix) payment delinquencies, if any, relating to the Mortgage Loans. The applicable Prospectus Supplement will also specify any inadequate, incomplete or obsolete documentation relating to the Mortgage Loans and other characteristics of the Mortgage Loans relating to each Series. If specified in the applicable Prospectus Supplement, the Depositor may segregate the Mortgage Loans in a Mortgage Pool into separate "Mortgage Loan Groups" (as described in the related Prospectus Supplement) as part of the structure of the payments of principal and interest on the Certificates of a Series. In such case, the Depositor will disclose the above-specified information by Mortgage Loan Group.

         The Depositor will file a current report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission within 15 days after the initial issuance of each Series of Certificates (each, a "Closing Date"), as specified in the related Prospectus Supplement, which will set forth information with respect to the Mortgage Loans included in the Trust Fund for a Series as of the related Closing Date. The Form 8-K will be available to the Certificateholders of the related Series promptly after its filing.

ASSIGNMENT OF MORTGAGE LOANS

         At the time of issuance of the Certificates of each Series, the Depositor will cause the Mortgage Loans to be assigned to the Trustee, together with, as more fully specified in the related Prospectus Supplement, all principal and interest due on or with respect to such Mortgage Loans, other than principal and interest due on or before the Cut-Off Date and principal prepayments received on or before the Cut-Off Date. The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the related Trust Fund to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement for the related Series (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will include, among other things, as to each Mortgage Loan, information as to its outstanding principal balance as of the close of business on the Cut-Off Date, as well as information respecting the interest rate, the scheduled monthly (or other periodic) payment of principal and interest as of the Cut-Off Date and the maturity date of each Note.

         In addition, except to the extent otherwise specified in the applicable Prospectus Supplement, the Depositor will, as to each Mortgage Loan, deliver to the Trustee: (i) the Note, endorsed to the order of the Trustee without recourse; (ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement; (iii) any assumption, modification or substitution agreements relating to the Mortgage Loan; (iv) a lender's title insurance policy (or owner's policy in the case of an Installment Contract), together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan; (v) if the assignment of leases, rents and profits is separate from the Mortgage, an executed re-assignment of assignment of leases, rents and profits to the Trustee; and (vi) such other documents as may be described in the Agreement (such documents collectively, the "Mortgage Loan File"). Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents; provided, however, that in instances where the original recorded Mortgage, Mortgage assignment or any document necessary to assign the Depositor's interest in Installment Contracts to the Trustee, as described in the Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Depositor may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording.

         The Trustee will hold the Mortgage Loan File for each Mortgage Loan in trust for the benefit of all Certificateholders. Pursuant to the Agreement, the Trustee is obligated to review the Mortgage Loan

File for each Mortgage Loan within a specified number of days after the execution and delivery of the Agreement. Unless otherwise specified in the related Prospectus Supplement, if any document in the Mortgage Loan File is found to be defective in any material respect, the Trustee will promptly notify the Depositor and the Master Servicer. Unless otherwise specified in the related Prospectus Supplement, if the Master Servicer or other entity cannot cure such defect within the time period specified in such Prospectus Supplement, the Master Servicer or such other entity will be obligated to either substitute the affected Mortgage Loan for a Substitute Mortgage Loan or Loans, or to repurchase the related Mortgage Loan from the Trustee within the time period specified in such Prospectus Supplement at a price equal to the principal balance thereof as of the date of purchase or, in the case of a Series as to which an election has been made to treat the related Trust Fund as a REMIC, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the applicable Pass-Through Rate to the first day of the month following such repurchase, plus the amount of any unreimbursed advances made by the Master Servicer in respect of such Mortgage Loan. Unless otherwise specified in the applicable Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Holders of Certificates or the Trustee for a material defect in a constituent document.

MORTGAGE UNDERWRITING STANDARDS AND PROCEDURES

         The underwriting procedures and standards for Mortgage Loans included in a Mortgage Pool will be specified in the related Prospectus Supplement to the extent such procedures and standards are known or available. Such Mortgage Loans may be originated in contemplation of the transactions contemplated by this Prospectus and the related Prospectus Supplement or may have been originated by third-parties and acquired by the Depositor directly or through its affiliates in negotiated transactions.

         Except as otherwise set forth in the related Prospectus Supplement for a Series, the originator of a Mortgage Loan will have applied underwriting procedures intended to evaluate, among other things, the income derived from the Mortgaged Property, the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures (to determine cash management ability, the obligor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral). Mortgage Loans insured by the Federal Housing Administration ("FHA"), a division of the United States Department of Housing and Urban Development ("HUD"), will have been originated by mortgage lenders which are approved by HUD as an FHA mortgagee in the ordinary course of their real estate lending activities and will comply with the underwriting policies of FHA.

         If so specified in the related Prospectus Supplement, the adequacy of a Mortgaged Property as security for repayment will generally have been determined by appraisal by appraisers selected in accordance with preestablished guidelines established by or acceptable to the loan originator for appraisers. If so specified in the related Prospectus Supplement, the appraiser must have personally inspected the property and verified that it was in good condition and that construction, if new, has been completed. Unless otherwise stated in the applicable Prospectus Supplement, the appraisal will have been based upon a cash flow analysis and/or a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

         No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial properties or multifamily residential properties. If the commercial real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans and any additional financing on the Mortgaged Properties in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by the methods of Enhancement or the insurance policies described herein, the ability of the Depositor to pay principal of and interest on the Certificates may be adversely affected. Even where credit support covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

REPRESENTATIONS AND WARRANTIES

         Unless otherwise specified in the related Prospectus Supplement, the seller (the "Unaffiliated Seller") of a Mortgage Loan to the Depositor or any of its affiliates (or the Master Servicer, if the Unaffiliated Seller is also the Master Servicer under the Agreement) will have made representations and warranties in respect of the Mortgage Loans sold by such Unaffiliated Seller (or the Master Servicer) to the Depositor or its affiliates. Such representations and warranties will generally include, among other things: (i) with respect to each Mortgaged Property, that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's opinion of title) and any required hazard insurance was effective at the origination of each Mortgage Loan, and that each policy (or opinion of title) remained in effect on the date of purchase of the Mortgage Loan from the Unaffiliated Seller; (ii) that the Unaffiliated Seller had good and marketable title to each such Mortgage Loan; (iii) with respect to each Mortgaged Property, that each mortgage constituted a valid first lien on the Mortgaged Property (subject only to permissible title insurance exceptions), unless otherwise specified in the related Prospectus Supplement;
(iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; and (v) that each Mortgage Loan was current as to all required payments (unless otherwise specified in the related Prospectus Supplement).

         All of the representations and warranties of an Unaffiliated Seller in respect of a Mortgage Loan will have been made as of the date on which such Unaffiliated Seller sold the Mortgage Loan to the Depositor or its affiliate. A substantial period of time may have elapsed between such date and the date of the initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of an Unaffiliated Seller do not address events that may occur following the sale of a Mortgage Loan by an Unaffiliated Seller, the repurchase obligation of the Unaffiliated Seller described below will not arise if, on or after the date of the sale of a Mortgage Loan by the Unaffiliated Seller to the Depositor or its affiliates, the relevant event occurs that would have given rise to such an obligation. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of an Unaffiliated Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the related Cut-Off Date. If so specified in the related Prospectus Supplement, the Depositor will make certain representations and warranties for the benefit of Holders of Certificates of a Series in respect of a Mortgage Loan that relate to the period commencing on the date of sale of such Mortgage Loan to the Depositor or its affiliates.

         Unless otherwise set forth or specified in the related Prospectus Supplement, upon the discovery of the breach of any representation or warranty made by an Unaffiliated Seller in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related Series, such Unaffiliated Seller or, if so specified in the related Prospectus Supplement, the Master Servicer will be obligated to repurchase such Mortgage Loan at a purchase price equal to 100% of the unpaid principal balance thereof at the date of repurchase or, in the case of a Series of Certificates as to which the Depositor has elected to treat the related Trust Fund as a REMIC, as defined in the Code, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the Pass-Through Rate for the related Mortgage Pool, to the first day of the month following such repurchase and the amount of any unreimbursed advances made by the Master Servicer in respect of such Mortgage Loan. The Master Servicer will be required to enforce such obligation of the Unaffiliated Seller for the benefit of the Trustee and the Certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. Unless otherwise specified in the applicable Prospectus Supplement and subject to the ability of the Unaffiliated Seller or the Master Servicer to deliver Substitute Mortgage Loans for certain Mortgage Loans as described below, this repurchase obligation constitutes the sole remedy available to the Certificateholders of such Series for a breach of a representation or warranty by an Unaffiliated Seller.

         Any obligation of the Master Servicer to purchase a Mortgage Loan if an Unaffiliated Seller defaults on its obligation to do so is subject to limitations, and no assurance can be given that an Unaffiliated Seller will carry out its repurchase obligation with respect to the Mortgage Loans.

         The Depositor will make representations and warranties with respect to the Mortgage Loans in a Mortgage Pool, as specified in the related Prospectus Supplement. Upon a breach of any representation or warranty by the Depositor that materially and adversely affects the interests of the Certificateholders, the Depositor will be obligated either to cure the breach in all material respects or to purchase the related Mortgage Loan at the purchase price set forth above. Unless otherwise specified in the applicable Prospectus Supplement and subject to the ability of the Depositor to deliver Substitute Mortgage Loans for certain Mortgage Loans as described below, this repurchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for a breach of representation or warranty by the Depositor.

         The proceeds of any repurchase of a Mortgage Loan will be deposited, subject to certain limitations set forth in the related Agreement, into the Collection Account.

         Within the period of time specified in the related Prospectus Supplement, following the date of issuance of a Series of Certificates, the Depositor, the Master Servicer or the Unaffiliated Seller, as the case may be, may deliver to the Trustee Mortgage Loans ("Substitute Mortgage Loans") in substitution for any one or more of the Mortgage Loans ("Deleted Mortgage Loans") initially included in the Trust Fund but which do not conform in one or more respects to the description thereof contained in the related Prospectus Supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or as to which a document in the related Mortgage Loan File is defective in any material respect. Unless otherwise specified in the related Prospectus Supplement, the required characteristics of any Substitute Mortgage Loan will generally include, among other things, that such Substitute Mortgage Loan on the date of substitution, will (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed to Certificateholders in the month of substitution), (ii) have a per annum interest rate (the "Mortgage Interest Rate") not less than (and not more than 1% greater than) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan and (iv) comply with all the representations and warranties set forth in the Agreement as of the date of substitution.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

         The Prospectus Supplement related to a Series will identify the master servicer, or if there is only one servicer of the Mortgage Loans, the servicer thereof (as applicable, the "Master Servicer") and will set forth certain information concerning the Master Servicer. The Master Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

         The Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement for the related Series. If so specified in the related Prospectus Supplement, the Master Servicer may subcontract the servicing of all or a portion of the Mortgage Loans to one or more sub-servicers and may subcontract the servicing of certain Mortgage Loans that are in default or otherwise require special servicing (the "Specially Serviced Mortgage Loans") to a special servicer (the "Special Servicer"), and certain information with respect to the Special Servicer will be set forth in such Prospectus Supplement. Such sub-servicers and the Special Servicer may be an affiliate of the Depositor and may have other business relationships with Depositor and its affiliates.

COLLECTIONS AND OTHER SERVICING PROCEDURES

         The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Agreement, following such collection procedures as it deems necessary or desirable. Consistent with the above, the Master Servicer may, in its discretion, waive any late payment or assumption charge or penalty interests in connection with late payment or assumption of a Mortgage Loan and, if so specified in the related Prospectus Supplement, may extend the due dates for payments due on a Note.

         It is expected that the Agreement for each Series will provide that the Master Servicer establish and maintain an escrow account (the "Escrow Account") in which the Master Servicer will be required to deposit amounts received from each Borrower, if required by the terms of the related Note, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items. The Special Servicer, if any, will be required to remit amounts received for such purposes on Mortgage Loans serviced by it for deposit in the Escrow Account, and will be entitled to direct the Master Servicer to make withdrawals from the Escrow Account as may be required for servicing of such Mortgage Loans. Withdrawals from the Escrow Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums, to refund to Borrowers amounts determined to be overages, to remove amounts deposited therein in error, to pay interest to Borrowers on balances in the Escrow Account, if required, to repair or otherwise protect the Mortgaged Properties and to clear and terminate such account. The Master Servicer will be entitled to all income on the funds in the Escrow Account invested in Permitted Investments not required to be paid to Borrowers under applicable law. The Master Servicer will be responsible for the administration of the Escrow Account. If amounts on deposit in the Escrow Account are insufficient to pay any tax, insurance premium or other similar item when due, such item will be payable from amounts on deposit in the Collection Account or, to the extent such amounts are insufficient, in the manner set forth in the Prospectus Supplement and Agreement for the related Series.

INSURANCE

         Unless otherwise specified in the applicable Prospectus Supplement, the Agreement for each Series will require that the Master Servicer maintain or require each Borrower to maintain insurance in accordance with the related Mortgage, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage, the coverage of each such standard hazard insurance policy will be in an amount that is not less than the lesser of the full replacement cost of the improvements securing such Mortgage Loan or the outstanding principal balance owing on such Mortgage Loan. If a Mortgaged Property was located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will also maintain or require the related Borrower to maintain flood insurance in an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loan and the maximum amount obtainable with respect to the Mortgage Loan. To the extent set forth in the related Prospectus Supplement, the cost of any such insurance maintained by the Master Servicer will be an expense of the Trust Fund payable out of the Collection Account. The Master Servicer will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the greater of (i) an amount not less than the amount necessary to avoid the application of any coinsurance clause contained in the related insurance policy and (ii) the replacement cost of the improvements which are a part of such property. The cost of any such insurance with respect to an REO Property will be an expense of the Trust Fund payable out of amounts on deposit in the related REO Account or, if such amounts are insufficient, from the Collection Account. The Master Servicer will maintain flood insurance providing substantially the same coverage as described above on any REO Property which was located in a federally designated special flood hazard area at the time the related Mortgage Loan was originated. The related Agreement will provide that the Master Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a master, or single interest blanket, insurance policy insuring against losses on the Mortgage Loans or REO Properties, as the case may be. The incremental cost of such insurance allocable to any particular Mortgage Loan, if not borne by the related Borrower, will be an expense of the Trust Fund. Alternatively, the Master Servicer may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a single interest or master policy) insuring against losses on the Mortgage Loans or REO Properties, as the case may be. If such a blanket policy contains a deductible clause, the Master Servicer will be obligated to deposit in the Collection Account all sums which would have been deposited therein but for such clause.

         In general, the standard form of fire and hazard extended coverage policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mud flows and floods) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

         The standard hazard insurance policies covering Mortgaged Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

         In addition, to the extent required by the related Mortgage, the Master Servicer may require the Borrower to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the Master Servicer to maintain public liability insurance with respect to any REO Properties. Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer from the Collection Account, with interest thereon, as provided by the Agreement.

         Unless otherwise specified in the applicable Prospectus Supplement, no pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance will be maintained with respect to the Mortgage Loans, nor will any Mortgage Loan be subject to FHA insurance.

         The FHA is responsible for administering various federal programs, including mortgage insurance, authorized under the National Housing Act of 1934, as amended, and the United States Housing Act of 1937, as amended. To the extent specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans may be insured by the FHA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance in full force and effect.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

         Unless otherwise specified in the applicable Prospectus Supplement, the Agreement for each Series will require that the Master Servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer. The related Agreement will allow the Master Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer so long as certain criteria set forth in the Agreement are met.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicer's principal compensation for its activities under the Agreement for each Series will come from the payment to it or retention by it, with respect to each Mortgage Loan, of a "Servicing Fee" (as defined in the related Prospectus Supplement). The exact amount and calculation of such Servicing Fee will be established in the Prospectus Supplement and Agreement for the related Series. Since the aggregate unpaid principal balance of the Mortgage Loans will generally decline over time, the Master Servicer's servicing compensation will ordinarily decrease as the Mortgage Loans amortize.

           In addition, the Agreement for a Series may provide that the Master Servicer be entitled to receive, as additional compensation, (i) Prepayment Premiums, late fees and certain other fees collected from Borrowers and (ii) any interest or other income earned on funds deposited in the Collection Account (as described under "DESCRIPTION OF THE CERTIFICATES -- Accounts") and, except to the extent such income is required to be paid to the related Borrowers, the Escrow Account.

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will pay the fees and expenses of the Trustee.

         If the Master Servicer subcontracts the servicing of Specially Serviced Mortgage Loans to a Special Servicer, the exact amount and calculation of the Special Servicer Fee will be established in the Prospectus Supplement and Agreement for the related Series.

         In addition to the compensation described above, the Master Servicer (or any other party specified in the applicable Prospectus Supplement) may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the applicable Prospectus Supplement.

ADVANCES

         The applicable Prospectus Supplement will set forth the obligations, if any, of the Master Servicer to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, insurance and Property Protection Expenses or otherwise. Any such advances will be made in the form and manner described in the Prospectus Supplement and Agreement for the related Series.

MODIFICATIONS, WAIVERS AND AMENDMENTS

         If so specified in the related Prospectus Supplement, the Agreement for each Series will provide that the Master Servicer or the Special Servicer, if any, may have the discretion, subject to certain conditions set forth herein, to modify, waive or amend certain of the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder. The extent to which the Master Servicer or the Special Servicer, if any, may modify, waive or amend any terms of the Mortgage Loans without such consent will be specified in the related Prospectus Supplement.

         The Special Servicer, if any, may, with respect to any Specially Serviced Mortgage Loan, subject to the terms and conditions set forth in the Agreement, modify, waive or amend the terms of such Mortgage Loan if the Special Servicer determines that a material default has occurred or a payment default has occurred or is reasonably foreseeable. The Special Servicer, if any, may extend the maturity date of such Mortgage Loan to a date not later than the date described in the related Prospectus Supplement.

         Unless otherwise provided in the applicable Prospectus Supplement, the Special Servicer, if any, will not agree to any modification, waiver or amendment of the payment terms of a Mortgage Loan unless the Special Servicer has determined that such modification, waiver or amendment is reasonably likely to produce a greater recovery on a present value basis than liquidation of the Mortgage Loan. Prior to agreeing to any such modification, waiver or amendment of the payment terms of a Mortgage Loan, the Special Servicer, if any, will give notice thereof in the manner set forth in the Prospectus Supplement and Agreement for the related Series.

         The Prospectus Supplement for a Series may describe other or different provisions concerning the modification, waiver or amendment of the terms of the related Mortgage Loans.

EVIDENCE OF COMPLIANCE

         The Agreement for each Series will provide that the Master Servicer, at its expense, will cause a firm of independent public accountants to furnish to the Trustee, annually on or before a date specified in the Agreement, a statement as to compliance by the Master Servicer with the Agreement.

         In addition, the Agreement will provide that the Master Servicer will deliver to the Trustee, annually on or before a date specified in the Agreement, a statement signed by an officer to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer has fulfilled its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

CERTAIN MATTERS WITH RESPECT TO THE MASTER SERVICER, THE SPECIAL SERVICER AND THE TRUSTEE

         The Agreement for each Series will also provide that neither the Master Servicer nor any of its directors, officers, employees or agents will be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer nor any such person will be protected against any breach of representations or warranties made by the Master Servicer in the Agreement, or any liability that would otherwise be imposed by reason of willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder. The Agreement will further provide that the Master Servicer and any of its directors, officers, employees or agents will be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense incurred (i) by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder or (ii) in certain other circumstances specified in the Agreement. Any loss resulting from such indemnification will reduce amounts distributable to Certificateholders and will be borne pro rata by all Certificateholders without regard to subordination, if any, of one Class to another.

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor Master Servicer has assumed the Master Servicer's obligations and duties under the Agreement.

         If the Master Servicer subcontracts the servicing of Specially Serviced Mortgage Loans to a Special Servicer, the standard of care for, and any indemnification to be provided to, the Special Servicer will be set forth in the related Agreement.

         The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor and/or its affiliates and with the Master Servicer and/or its affiliates.

         The Trustee may resign from its obligations under the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Depositor may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Depositor will become obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing the Voting Rights specified in the applicable Prospectus Supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

EVENTS OF DEFAULT

         Events of default (each, an "Event of Default") with respect to the Master Servicer under the Agreement for each Series will, unless otherwise provided in the applicable Prospectus Supplement, include: (i) any failure by the Master Servicer to remit to the Trustee for deposit in the Distribution Account for distribution to Certificateholders any payment required to be made by the Master Servicer under the terms of the Agreement at least one business day prior to the related Distribution Date;
(ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer, which failure continues unremedied for a period of 90 days after written notice of such failure has been given to the Master Servicer;
(iii) the entering against the Master Servicer of a decree or order of a court, agency or supervisory authority for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer, or for the winding-up or liquidation of its affairs; provided that any such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; (iv) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; and (v) the admission by the Master Servicer in writing of its inability to pay its debts generally as they become due, the filing by the Master Servicer of a petition to take advantage of any applicable insolvency or reorganization statute or the making of an assignment for the benefit of its creditors or the voluntary suspension of the payment of its obligations.

         As long as an Event of Default remains unremedied, the Trustee may, and (a) at the written direction of the Holders of Certificates (other than Residual Interest Certificates) entitled to at least 25% of the aggregate Voting Rights of the Certificates of any Class in the case of an Event of Default described in clause (i) above, (b) at the written direction of Holders of Certificates holding at least 25% of all of the Voting Rights, or (c) in all cases of an Event of Default described in clauses (ii) through (v) above, shall terminate all of the rights and obligations of the Master Servicer whereupon the Trustee or another successor Master Servicer appointed by the Trustee will succeed to all authority and power of the Master Servicer under the Agreement and will be entitled to similar compensation arrangements. "Voting Rights" means the portion of the voting rights of all Certificates that is allocated to any Certificate in accordance with the terms of the Agreement.

                                  ENHANCEMENT

GENERAL

         If specified in the related Prospectus Supplement for any Series, credit enhancement may be provided with respect to one or more Classes thereof or the related Mortgage Loans (the "Enhancement"). Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, overcollateralization, cross collateralization provisions in the Mortgage Loans, certificate guarantee insurance, the use of cross-support features or another method of Enhancement described in the related Prospectus Supplement, or any combination of the foregoing.

         Unless otherwise specified in the related Prospectus Supplement for a Series, the Enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by Enhancement or which are not covered by the Enhancement, Certificateholders will bear their allocable share of deficiencies.

         If Enhancement is provided with respect to a Series, or the related Mortgage Loans, the applicable Prospectus Supplement will include a description of (a) the amount payable under such Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions

(if any) under which the amount payable under such Enhancement may be reduced and under which such Enhancement may be terminated or replaced and (d) the material provisions of any agreement relating to such Enhancement. Additionally, the applicable Prospectus Supplement will set forth certain information with respect to the issuer of any third-party Enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in such Prospectus Supplement.

SUBORDINATE CERTIFICATES

         If so specified in the related Prospectus Supplement, one or more Classes of a Series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the Holders of subordinate Certificates (the "Subordinate Certificates") to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to such rights of the Holders of senior Certificates (the "Senior Certificates") to the extent specified in the related Prospectus Supplement. The Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of Holders of Subordinate Certificates.

         A Series may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Senior Certificates of such Series. Such right to receive payments will effectively be subordinate to the rights of other Holders of Senior Certificates. A Series may also include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to other Subordinate Certificates of such Series. If so specified in the related Prospectus Supplement, the subordination of a Class may apply only in the event of (or may be limited to) certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage to property securing a Mortgage Loan not covered by standard hazard insurance policies.

         The related Prospectus Supplement will set forth information concerning the amount of subordination of a Class or Classes of Subordinate Certificates in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any related Reserve Fund and the conditions under which amounts in any applicable Reserve Fund will be used to make distributions to Holders of Senior Certificates and/or to Holders of Subordinate Certificates or be released from the applicable Trust Fund. If cash flows otherwise distributable to Holders of Subordinate Certificates secured by a Mortgage Loan Group will be used as credit support for Holders of Senior Certificates secured by another Mortgage Loan Group within the Trust Fund, the applicable Prospectus Supplement will specify the manner and conditions for applying such a cross-support feature.

CROSS-SUPPORT FEATURES

         If the Mortgage Pool for a Series is divided into separate Mortgage Loan Groups, each securing a separate Class or Classes of a Series, credit support may be provided by a cross-support feature which requires that distributions be made on Senior Certificates secured by one Mortgage Loan Group prior to distributions on Subordinate Certificates secured by another Mortgage Loan Group within the Trust Fund. The related Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

LETTER OF CREDIT

         If specified in the related Prospectus Supplement, a letter of credit with respect to a Series of Certificates will be issued by the bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the applicable Cut-Off Date or of one or more Classes of Certificates (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the applicable Series.

CERTIFICATE GUARANTEE INSURANCE

         If so specified in the related Prospectus Supplement, certificate guarantee insurance, if any, with respect to a Series of Certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more Classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder which is subsequently covered as a "voidable preference" payment under the Bankruptcy Code. A copy of the certificate guarantee insurance for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the applicable Series.

RESERVE FUNDS

         If specified in the related Prospectus Supplement, one or more reserve funds (each, a "Reserve Fund") may be established with respect to a Series, in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. The Reserve Funds for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Loans if specified in the related Prospectus Supplement. The Depositor may pledge the Reserve Funds to a separate collateral agent specified in the related Prospectus Supplement.

         Amounts on deposit in any Reserve Fund for a Series, together with the reinvestment income thereon, if any, will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments of principal of and interest on the Certificates, if required as a condition to the rating of such Series by each Rating Agency. If so specified in the related Prospectus Supplement, Reserve Funds may be established to provide limited protection, in an amount satisfactory to each Rating Agency, against certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies. Reserve Funds may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement. Following each Distribution Date amounts in any Reserve Fund in excess of any amount required to be maintained therein may be released from the Reserve Fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

         Moneys deposited in any Reserve Fund will be invested in Permitted Investments at the direction of the Depositor, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. If specified in the related Prospectus Supplement, such income or other gain may be payable to the Master Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Master Servicer. The Reserve Fund, if any, for a Series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement, but the right of the Trustee to make draws on the Reserve Fund will be an asset of the Trust Fund.

         Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purpose for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

         The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because many of the legal aspects of mortgage loans are governed by applicable state laws (which may vary substantially), the following summaries do not purport to be complete, to reflect the laws of any particular state, to reflect all the laws applicable to any particular Mortgage Loan or to encompass the laws of all states in which the properties securing the Mortgage Loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. In the event that the Trust Fund for a given Series includes Mortgage Loans having characteristics other than as described below, the applicable Prospectus Supplement will set forth additional legal aspects relating thereto.

MORTGAGES AND DEEDS OF TRUST GENERALLY

         The Mortgage Loans (other than Installment Contracts) included in the Mortgage Pool for a Series will consist of (or, in the case of mortgage pass-through certificates, be supported by) loans secured by either mortgages or deeds of trust or other similar security instruments. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. In a mortgage transaction, the mortgagor delivers to the mortgagee a note, bond or other written evidence of indebtedness and a mortgage. A mortgage creates a lien upon the real property encumbered by the mortgage as security for the obligation evidenced by the note, bond or other evidence of indebtedness. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower irrevocably grants the property to the trustee, until the debt is paid, in trust for the benefit of the beneficiary to secure payment of the obligation generally with a power of sale. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by applicable law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary.

         The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage to protect the mortgagee against termination of such interest before the mortgage is paid. Certain representations and warranties in the related Agreement will be made with respect to the Mortgage Loans which are secured by an interest in a leasehold estate.

         Priority of the lien on mortgaged property created by mortgages and deeds of trust depends on their terms and, generally, on the order of filing with a state, county or municipal office, although such priority may in some states be altered by the mortgagee's or beneficiary's knowledge of unrecorded liens, leases or encumbrances against the mortgaged property. However, filing or recording does not establish priority over governmental claims for real estate taxes and assessments or, in some states, for reimbursement of remediation costs of certain environmental conditions. See "--Environmental Risks." In addition, the Code provides priority to certain tax liens over the lien of the mortgage.

INSTALLMENT CONTRACTS

         The Mortgage Loans included in the Mortgage Pool for a Series may also consist of Installment Contracts. Under an Installment Contract the seller (hereinafter referred to in this Section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this Section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the borrower's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the borrower and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosur statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.



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

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES OR BENEFICIARIES

         Some of the Mortgage Loans included in the Mortgage Pool for a Series will be secured by junior mortgages or deeds of trust which are subordinate to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Certificateholders), as beneficiary under a junior deed of trust or as mortgagee under a junior mortgage, are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive rents, hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the Master Servicer asserts its subordinate interest in a property in foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, no notice of default is required to be given to the junior mortgagee.

         The form of the mortgage or deed of trust used by many institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or deed of trust. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

         The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the mortgagee or beneficiary had actual knowledge of such intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinate to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a"future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit" amount stated in the recorded mortgage.

         Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under the mortgage or deed of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

         The form of mortgage or deed of trust used by many institutional lenders typically requires the mortgagor or trustor to obtain the consent of the mortgagee or beneficiary in respect of actions affecting the mortgaged property, including, without limitation, leasing activities (including new leases and termination or modification of existing leases), alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the mortgagee or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee or beneficiary may refuse to consent to matters approved by a junior mortgagee or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior mortgagee or beneficiary may decide not to approve a lease or to refuse to grant to a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

FORECLOSURE

         Foreclosure of a mortgage is generally accomplished by judicial action initiated by the service of legal pleadings upon all necessary parties having an interest in the real property. Delays in completion of foreclosure may occasionally result from difficulties in locating necessary party defendants. When the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming. A judicial foreclosure may be subject to most of the delays and expenses of other litigation, sometimes requiring up to several years to complete. At the completion of the judicial foreclosure proceedings, if the mortgagee prevails, the court ordinarily issues a judgment of foreclosure and appoints a referee or other designated official to conduct the sale of the property. Such sales are made in accordance with procedures which vary from state to state. The purchaser at such sale acquires the estate or interest in real property covered by the mortgage. If the mortgage covered the tenant's interest in a lease and leasehold estate, the purchaser will acquire such tenant's interest subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

         In a majority of cases, foreclosure of a deed of trust is accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust and/or applicable statutory requirements which authorizes the trustee, generally following a request from the beneficiary, to sell the property at public sale upon any default by the trustor under the terms of the note or deed of trust. A number of states may also require that a beneficiary provide notice of acceleration of a note to the trustor. Notice requirements under a trustee's sale vary from state to state. In some states, prior to the trustee's sale the trustee must record a notice of default and send a copy to the trustor, to any person who has recorded a request for a copy of a notice of default and notice of sale and to any successor in interest to the trustor. In addition, the trustee must provide notice in some states to any other person having an interest in the real property, including any junior lienholders, and to certain other persons connected with the deed of trust. In some states, the trustor, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses (in some states, limited to reasonable costs and expenses) incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a beneficiary. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

         In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated official or by the trustee is often a public sale. However, because of the difficulty a potential buyer at the sale might have in determining the exact status of title to the property subject to the lien of the mortgage or deed of trust and the redemption rights that may exist (see "--Statutory Rights of Redemption" below), and because the physical condition and financial performance of the property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the lender disclose to potential bidders at a trustee's sale all known facts materially affecting the value of the property. Such disclosure may have an adverse effect on the trustee's ability to sell the property or the sale price thereof. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett
v. Washington National Insurance Company, other decisions that have followed the reasoning of Durrett and the codification of the Durrett reasoning in the federal bankruptcy code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code"). Under the reasoning of Durrett, even a non-collusive, regularly conducted foreclosure sale may be a fraudulent transfer, regardless of the parties' intent, and, therefore, may be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale is held while the debtor is insolvent and not more than one year prior to the filing of the bankruptcy petition (or if applicable state fraudulent conveyance law also allows the avoidance of such a foreclosure sale, the applicable state statute of limitations if the bankruptcy trustee elects to proceed under state fraudulent conveyance law), and (ii) the price paid for the foreclosed property does not represent "fair consideration." In May 1994 the Supreme Court held in BFP v. RTC that in the absence of actual intent to defraud a non-collusive, regularly conducted foreclosure sale cannot be rescinded as a fraudulent transfer under federal bankruptcy law. However, BFP does not address state law, and the impact of BFP on potential buyers' willingness to purchase property at a foreclosure sale cannot yet be assessed. Prior to BFP, a common practice was for the lender to purchase the property from the trustee, referee or other designated official for an amount equal to the outstanding principal amount of the indebtedness secured by the mortgage or deed of trust, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the lender equals the full amount of such debt, interest and expenses, the mortgagee's debt will be extinguished. Thereafter, the lender will assume the burdens of ownership, including paying operating expenses and real estate taxes and making repairs. The lender is then obligated as an owner until it can arrange a sale of the property to a third party. Frequently, the lender employs a third-party management company to manage and operate the property. The costs of operating and maintaining commercial property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, some states require that any environmental hazards be eliminated before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks" below. As a result, a lender could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

         In foreclosure proceedings, some courts have applied general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failing to maintain adequately the property or the borrower's executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

         Under the REMIC provisions of the Code and under the related Agreement, the Master Servicer or Special Servicer, if any, may be permitted to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. See "SERVICING OF THE MORTGAGE LOANS -- Collections and Other Servicing Procedures."

ENVIRONMENTAL RISKS

         Real property pledged as security to a lender may be subject to potential environmental risks. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental risks may give rise to a diminution in value of property securing any Mortgage Loan or, as more fully described below, liability for cleanup costs or other remedial actions, which liability could exceed the value of such property or the principal balance of the related Mortgage Loan. In certain circumstances, a lender may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

         Under the laws of certain states where the Mortgaged Properties are located, the owner's failure to perform remedial actions required under environmental laws may in certain circumstances give rise to a lien on the Mortgaged Property to ensure the reimbursement of remedial costs incurred by the state. In several states such lien has priority over the lien of an existing mortgage against such property. Because the costs of remedial action could be substantial, the value of a Mortgaged Property as collateral for a Mortgage Loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

         Under some circumstances, cleanup costs, or the obligation to take remedial actions, can be imposed on a secured lender such as the Trust Fund with respect to each Series. Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), current ownership or operation of a property provides a sufficient basis for imposing liability for the costs of addressing prior or current releases or threatened releases of hazardous substances on that property. Under such laws, a secured lender who holds indicia of ownership primarily to protect its interest in a property may, by virtue of holding such indicia, fall within the literal terms of the definition of "owner or operator"; consequently, such laws often specifically exclude such a secured lender from the definitions of "owner" or "operator", provided that the lender does not participate in the management of the facility.

         Whether actions taken by a secured creditor would constitute such participation in the management of a facility or property, so that the lender loses the protection of the secured creditor exclusion, has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. In 1990, the United States Court of Appeals for the Eleventh Circuit suggested, in United States v. Fleet Factors Corp., that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exclusion to the lender, regardless of whether the lender actually exercised such influence. Other judicial decisions did not interpret the secured creditor exclusion as narrowly as did the Eleventh Circuit.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"), which took effect on September 30, 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the secured property.

         It should be noted that the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA. CERCLA's jurisdiction extends to the investigation and remediation of releases of "hazardous substances". The definition of "hazardous substances" under CERCLA specifically excludes petroleum products. Under federal law, the operation and management of underground petroleum storage tanks (excluding heating oil) is governed by Subtitle I of the Resource Conservation and Recovery Act ("RCRA"). Under the Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. However, liability for cleanup of petroleum contamination will most likely be governed by state law, which may not provide any specific protection for secured creditors.

         Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

         The related Agreement will provide that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to, or possession of, a Mortgaged Party underlying a Mortgage Loan, take over its operation or take any other action that might subject a given Trust Fund to liability under CERCLA or comparable laws unless the Master Servicer has previously determined, based upon a phase I or other specified environmental assessment prepared by a person who regularly conducts such environmental assessments, that the Mortgaged Property is in compliance with applicable environmental laws and that there are no circumstances relating to use, management or disposal of any hazardous substances for which investigation, monitoring, containment, clean-up or remediation could be required under applicable environmental laws, or that it would be in the best economic interest of a given Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith or as may be required under such laws. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental assessment is obtained or any required remedial action is taken, reducing the likelihood that a given Trust Fund will become liable for any environmental conditions affecting a Mortgaged Property, but making it more difficult to realize on the security for the Mortgage Loan. However, there can be no assurance that any environmental assessment obtained by the Master Servicer will detect all possible environmental conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer will in fact insulate a given Trust Fund from liability for environmental conditions.

         If a lender is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but such persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, such action against the Borrower may be adversely affected by the limitations on recourse in the loan documents. Similarly, in some states anti-deficiency legislation and other statutes requiring the lender to exhaust its security before bringing a personal action against the borrower-trustor (see"--Anti-Deficiency Legislation" below) may curtail the lender's ability to recover from its borrower the environmental clean-up and other related costs and liabilities incurred by the lender. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the Prospectus Supplement and Agreement for the related Series.

STATUTORY RIGHTS OF REDEMPTION

         In some states, after foreclosure sale pursuant to a deed of trust or a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the lender subsequent to a foreclosure sale. Certain states permit a lender to avoid a post-sale redemption by waiving its right to a deficiency judgment. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

         Borrowers under Installment Contracts generally do not have the benefits of redemption periods such as exist in the same jurisdiction for mortgage loans. Where redemption statutes do exist under state laws for Installment Contracts, the redemption period is usually far shorter than for mortgages.

ANTI-DEFICIENCY LEGISLATION

         Some of the Mortgage Loans included in the Mortgage Pool for a Series will be nonrecourse loans as to which, in the event of default by a Borrower, recourse may be had only against the specific property pledged to secure the related Mortgage Loan and not against the Borrower's other assets. Even if recourse is available pursuant to the terms of the Mortgage Loan against the Borrower's assets in addition to the Mortgaged Property, certain states have imposed statutory prohibitions which impose prohibitions against or limitations on such recourse. For example, some state statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids at the judicial sale.

BANKRUPTCY LAWS

         Numerous statutory provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with and delay the ability of the secured mortgage lender to obtain payment of the loan, to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, often, no interest or principal payments are made during the course of the bankruptcy proceeding. The delay and consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor, including, without limitation, any junior mortgagee or beneficiary, may stay the senior lender from taking action to foreclose out such junior lien. Certain of the Mortgaged Properties may have a junior "wraparound" mortgage or deed of trust encumbering such Mortgaged Property. In general terms, a "wraparound" mortgage is a junior mortgage where the full amount of the mortgage is increased by an amount equal to the principal balance of the senior mortgage and where the junior lender agrees to pay the senior mortgage out of the payments received from the mortgagor under the "wraparound" mortgage. As with other junior mortgages, the filing of a petition under the Bankruptcy Code by or on behalf of such a "wrap" mortgagee may stay the senior lender from taking action to foreclose upon such junior "wrap" mortgage.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage or deed of trust secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then current value of the property (with a corresponding partial reduction of the amount of the lender's security interest), thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each monthly payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under the Bankruptcy Code, a bankruptcy court may permit a debtor through its plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid. Other types of significant modifications to the terms of the mortgage may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case.

         A "deficient valuation" with respect to any mortgage loan is the excess of (a)(i) the then outstanding principal balance of the mortgage loan, plus (ii) accrued and unpaid interest and expenses reimbursable under the terms of the related note to the date of the bankruptcy petition (collectively, the "Outstanding Balance"), over (b) a valuation by a court of competent jurisdiction of the mortgaged property which reduces the principal balance receivable on such mortgage loan to an amount less than the Outstanding Balance of the mortgage loan, which valuation results from a proceeding initiated under the Bankruptcy Code. As used herein, "Deficient Valuation" means, with respect to any Mortgage Loan, the deficient valuation described in the preceding sentence, without giving effect to clause (a)(ii) thereof. If the terms of a court order in respect of any retroactive Deficient Valuation provide for a reduction in the indebtedness of a Mortgage Loan and the earlier maturity thereof, the term Deficient Valuation includes an additional amount equal to the excess, if any, of (a) the amount of principal that would have been due on such Mortgage Loan for each month retroactively affected (i.e. each month occurring after the effective date of such Deficient Valuation but before the distribution of amounts in respect of such Deficient Valuation to Certificateholders pursuant to the related Agreement), based on the original payment terms and amortization schedule of such Mortgage Loan over (b) the amount of principal due on such Mortgage Loan for each such retroactive month (assuming the effect of such retroactive application according to such Mortgage Loan's revised amortization schedule). A "Debt Service Reduction," with respect to any Mortgage Loan, is a reduction in the scheduled monthly payment, as described in the Agreement, for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

         Federal bankruptcy law may also interfere with or affect the ability of the secured mortgage lender to enforce an assignment by a mortgagor of rents and leases related to the mortgaged property if the related mortgagor is in a bankruptcy proceeding. Under Section 362 of the Bankruptcy Code, the mortgagee will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue can be time-consuming and may result in significant delays in the receipt of the rents. Rents may also escape an assignment thereof (i) if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding, (ii) to the extent such rents are used by the borrower to maintain the mortgaged property, or for other court authorized expenses, or (iii) to the extent other collateral may be substituted for the rents.

         To the extent a mortgagor's ability to make payment on a mortgage loan is dependent on payments under a lease of the related property, such ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

         In addition, federal bankruptcy law generally provides that a trustee or debtor in possession in a bankruptcy or reorganization case under the Bankruptcy Code may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. Furthermore, there is likely to be a period of time between the date upon which a lessee files a bankruptcy petition and the date upon which the lease is assumed or rejected. Although the lessee is obligated to make all lease payments currently with respect to the post-petition period, there is a risk that such payments will not be made due to the lessee's poor financial condition. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease and the mortgagor must relet the mortgaged property before the flow of lease payments will recommence. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection are limited.

         In a bankruptcy or similar proceeding action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

ENFORCEABILITY OF CERTAIN PROVISIONS

Prepayment Provisions

         Courts generally enforce claims requiring prepayment fees unless enforcement would be unconscionable. However, the laws of certain states may render prepayment fees unenforceable after a mortgage loan has been outstanding for a certain number of years, or may limit the amount of any prepayment fee to a specified percentage of the original principal amount of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan, or to a fixed number of months' interest on the prepaid amount. In certain states, prepayment fees payable on default or other involuntary acceleration of a mortgage loan may not be enforceable against the mortgagor. Some state statutory provisions may also treat certain prepayment fees as usurious if in excess of statutory limits. See "--Applicability of Usury Laws." Some of the Mortgage Loans included in the Mortgage Pool for a Series may not require the payment of specified fees as a condition to prepayment or such requirements have expired, and to the extent some Mortgage Loans do require such fees, such fees generally may not deter Borrowers from prepaying their Mortgage Loans.

Due-on-Sale Provisions

         The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act, which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates.

         The Agreement for each Series will provide that if any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms provides that: (i) such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property; or (ii) such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage

Loan is included in the Trust Fund, the Master Servicer, on behalf of the Trustee, shall take such actions as it deems to be in the best interest of the Certificateholders in accordance with the servicing standard set forth in the Agreement, and may waive or enforce any due-on-sale clause contained in the related Note or Mortgage.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Acceleration on Default

         Some of the Mortgage Loans included in the Mortgage Pool for a Series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The courts of any state, however, may refuse to permit foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the Borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

         State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a lender's practice of accepting late payments from the borrower may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the contract following a default. Not infrequently, if a borrower under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the contract or to permit the borrower to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

Soldiers' and Sailors' Relief Act

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Borrower who enters military service after the origination of such Borrower's Mortgage Loan (including a Borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Borrower's active duty status, unless a court orders otherwise upon application of the lender. Any shortfall in interest collections resulting from the application of the Relief Act, to the extent not covered by any applicable Enhancements, could result in losses to the Holders of the Certificates. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. Some of the Mortgaged Properties relating to Mortgage Loans included in the Mortgage Pool for a Series may be owned by Borrowers who are individuals. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Borrower's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgage Property in a timely fashion.

APPLICABILITY OF USURY LAWS

         State and federal usury laws limit the interest that lenders are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" as "interest," but may exclude payments in the form of "reimbursement of foreclosure expenses" or other charges found to be distinct from "interest." If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provision as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest above the applicable limit or imposes a specified penalty. Under this statutory scheme, the borrower may have the recorded mortgage or deed of trust cancelled upon paying its debt with lawful interest, or the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to have the recorded mortgage or deed of trust cancelled without any payment and prohibiting the lender from foreclosing.

         Under the Agreement, a representation and warranty will be made to the effect that the Mortgage Loans included in a given Trust Fund complied at origination with applicable laws, including usury laws. If this representation and warranty is breached with respect to any Mortgage Loan in a manner that materially and adversely affects the interests of Certificateholders, a Substitute Mortgage Loan will be substituted for such Mortgage Loan or such Mortgage Loan will be repurchased in accordance with the applicable Agreement. See "THE MORTGAGE POOLS--Representations and Warranties."

         The Agreement for each Series will provide that the Master Servicer not charge interest in excess of that permitted under any applicable state and federal usury laws, notwithstanding that the applicable Note may provide for a higher rate.

ALTERNATIVE MORTGAGE INSTRUMENTS

         Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions, and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provision of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

LEASES AND RENTS

         Some of the Mortgage Loans included in the Mortgage Pool for a Series may be secured by an assignment of leases (each, a "Lease") and rents of one or more lessees (each, a "Lessee"), either through a separate document of assignment or as incorporated in the mortgage. Under such assignments, the Borrower under the mortgage loan typically assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan. Failure to properly perfect the lender's interest in rents may result in the loss of a substantial pool of funds which could otherwise serve as a source of repayment for the loan. In the event the Borrower defaults, the license terminates and the lender may be entitled to collect rents. Some state laws may require that to perfect its interest in rents, the lender must take possession of the property and/or obtain judicial appointment of a receiver before becoming entitled to collect the rents. Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent to property ownership. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. In the event of borrower default, the amount of rent the lender is able to collect from the tenants can significantly affect the value of the lender's security interest.

SECONDARY FINANCING; DUE-ON-ENCUMBRANCE PROVISIONS

         Some of the Mortgage Loans included in the Mortgage Pool for a Series may not restrict secondary financing, thereby permitting the Borrower to use the Mortgaged Property as security for one or more additional loans. Some of the Mortgage Loans may preclude secondary financing (often by permitting the first lender to accelerate the maturity of its loan if the Borrower further encumbers the Mortgaged Property) or may require the consent of the senior lender to any junior or substitute financing; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances. The Agreement for each Series will provide that if any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:
(i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property; or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property, then for so long as such Mortgage Loan is included in a given Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, if any, on behalf of such Trust Fund, shall exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in the Agreement.

         Where the Borrower encumbers the Mortgaged Property with one or more junior liens, the senior lender is subject to additional risk. First, the Borrower may have difficulty servicing and repaying multiple loans. Second, acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is prejudiced or the Borrower is additionally burdened. Third, if the Borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior lender. Fourth, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

CERTAIN LAWS AND REGULATIONS

         The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

TYPE OF MORTGAGED PROPERTY

         The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the Borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, owners of public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable Person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.


                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         The following is a summary of certain anticipated federal income tax consequences of the purchase, ownership, and disposition of the Certificates. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this summary is based are subject to change, and such change could apply retroactively.

         As used herein, a "U.S. Person" means a beneficial owner of a Certificate that is for United States federal income tax purposes (i) a citizen or resident of the United States, (ii) a corporation or a partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Certain trusts not described in clause (iv) above in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S.
Person.

         The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Potential purchasers of Certificates are advised to consult their own tax advisers concerning the federal, state or local tax consequences to them of the purchase, holding and disposition of Certificates.

TAXATION OF THE REMIC AND ITS HOLDERS

         General. In the opinion of Brown & Wood LLP, Cadwalader, Wickersham & Taft or Orrick, Herrington & Sutcliffe LLP (as specified in the related Prospectus Supplement), special counsel to the Depositor, if a REMIC election is made with respect to a Series of Certificates, then the arrangement by which the Certificates of that Series are issued will be treated as one or more REMICs as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Certificates will be designated as "Regular Interests" or "Residual Interests" in the REMICs, as specified in the related Prospectus Supplement. The opinion of special counsel may in certain cases be based on representations of the Depositor or other persons.

         If a REMIC election is made with respect to a Series of Certificates,
(i) Certificates held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C) (except that if the underlying Mortgage Loans are not residential Mortgage Loans, the Certificates will not so qualify)); and (ii) Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and income with respect to the Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Certificate will qualify for the tax treatment described in (i) or ii) in the proportion that such REMIC assets are qualifying assets.

         It is possible that various reserves or funds will reduce the proportion of REMIC assets which qualify under the standards described above.

TAXATION OF REGULAR INTERESTS

         Interest and Acquisition Discount. Certificates representing Regular Interests in a REMIC ("Regular Interest Certificates") are generally taxable to Holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Certificates will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Certificateholder's normal accounting method. Reports will be made annually to the Internal Revenue Service (the "IRS") and to Holders of Regular Interest Certificates that are not excepted from the reporting requirements regarding amounts treated as interest (including accrual of original issue discount) on Regular Interest Certificates.

         Certificates on which interest is not paid currently ("Compound Interest Certificates") will, and certain of the other Certificates constituting Regular Interests may, be issued with original issue discount ("OID") within the meaning of Code Section 1273. Rules governing OID are set forth in Sections 1271-1275 of the Code (the "OID Regulations"). The discussion herein is based in part on the OID Regulations. Moreover, although the Code contains specific provisions governing the calculation of OID on securities, such as the Certificates, on which principal is required to be prepaid based on prepayments of the underlying assets, regulations interpreting those provisions have not yet been issued.

         In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Regular Interest Certificate and its issue price. A Holder of a Regular Interest Certificate must include such OID in gross income as ordinary income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Regular Interest Certificate will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a Regular Interest Certificate of a Class will generally be the initial offering price at which a substantial amount of the Certificates in the Class is sold to the public, and will be treated by the Depositor as including, in addition, the amount paid by the Certificateholder for accrued interest that relates to a period prior to the issue date of such Regular Interest Certificate. Under the OID Regulations, the stated redemption price at maturity is the sum of all payments on the Certificate other than any "qualified stated interest" payments. Qualified stated interest is interest that is unconditionally payable at least annually during the entire term of the Certificate at either (a) a single fixed rate that appropriately takes into account the length of the interval between payments or (b) the current values of (i) a single "qualified floating rate" or (ii) a single "objective rate" (each a "Single Variable Rate"). A "current value" is the value of a variable rate on any day that is no earlier than three months prior to the first day on which that value is in effect and no later than one year following that day. A qualified floating rate is a rate the variations in which reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Regular Interest Certificate is denominated (e.g., LIBOR). The rules for determining the qualified stated interest payable with respect to certain variable rate Regular Interest Certificates not bearing interest at a Single Variable Rate are discussed below under "--Variable Rate Regular Interests." In the case of the Compound Interest Certificates, Interest Weighted Certificates, and certain of the other Regular Interest Certificates, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price at maturity. Further, because Certificateholders are entitled to receive interest only to the extent that payments are made on the Mortgage Loans, interest might not be considered to be "unconditionally payable." In that case, none of the Regular Interest Certificates will have qualified stated interest.

         The Holder of a Regular Interest Certificate issued with OID must include in gross income, for all days during its taxable year on which it holds such Regular Interest Certificate, the sum of the "daily portions" of such OID. Under Code Section 1272(a)(6), the amount of OID to be included in income by a Holder of a debt instrument, such as a Regular Interest Certificate, that is subject to acceleration due to prepayments on other debt obligations securing such instruments, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro-rata portion of the OID that accrued during the relevant accrual period. The amount of OID that will accrue during an accrual period (generally the period between interest payments or compounding dates) is the excess (if any) of the sum of
(a) the present value of all payments remaining to be made on the Regular Interest Certificate as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Regular Interest Certificate, over the "adjusted issue price" of the Regular Interest Certificate at the beginning of the accrual period. The adjusted issue price of a Regular Interest Certificate is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to such Regular Interest Certificate in all prior periods, other than qualified stated interest payments. Code Section 1272(a)(6) requires the present value of the remaining payments to be determined on the basis of three factors: (i) the original yield to maturity of the Regular Interest Certificate (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method would be to increase the portions of OID required to be included in income by a Certificateholder taking into account prepayments with respect to the Mortgage Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Certificateholder taking into account prepayments with respect to the Mortgage Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Certificateholders based on the Prepayment Assumption, no representation is made to Certificateholders that Mortgage Loans will be prepaid at that rate or at any other rate.

         Certain classes of Certificates may represent more than one class of REMIC Regular Interests. Unless the applicable Prospectus Supplement specifies otherwise, the Trustee intends, based on the OID Regulations, to calculate OID on such Certificates as if, solely for the purposes of computing OID, the separate Regular Interests were a single debt instrument.

         A subsequent Holder of a Regular Interest Certificate will also be required to include OID in gross income, but such a Holder who purchases such Regular Interest Certificate for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Regular Interest Certificate's issue price) to offset such OID by comparable economic accruals of portions of such excess.

         Interest Weighted Certificates. It is not clear how income should be accrued with respect to Regular Interest Certificates the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC ("Interest Weighted Certificate"). The Depositor intends to take the position that all of the income derived from an Interest Weighted Certificate should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Certificate as a Compound Interest Certificate. However, the IRS could assert that income derived from an Interest Weighted Certificate should be calculated as if the Interest Weighted Certificate were a Certificate purchased at a premium equal to the excess of the price paid by such Holder for the Interest Weighted Certificate over its stated principal amount, if any. Under this approach, a Holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that the Interest Weighted Certificate should be taxable under the contingent debt rules governing certain bonds issued with contingent principal payments, in which case a Holder might recognize income at a slower rate than if the Interest Weighted Certificate were treated as a Compound Interest Certificate.

         Variable Rate Regular Interests. Regular Interest Certificates bearing interest at one or more variable rates are subject to certain special rules. The qualified stated interest payable with respect to certain variable rate debt instruments not bearing interest at a Single Variable Rate generally is determined under the OID Regulations by converting such instruments into fixed rate debt instruments. Instruments qualifying for such treatment generally include those providing for stated interest at (i) more than one qualified floating rates, or at (ii) a single fixed rate and (a) one or more qualified floating rates or (b) a single "qualified inverse floating rate" (each, a "Multiple Variable Rate"). A qualified inverse floating rate is an objective rate equal to a fixed rate reduced by a qualified floating rate, the variations in which can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding permissible rate caps, floors, governors, and similar restrictions such as are described above).

         Purchasers of Regular Interest Certificates bearing a variable rate of interest should be aware that there is uncertainty concerning the application of Code Section 1272(a)(6), and the OID Regulations to such Certificates. In the absence of other authority, the Depositor intends to be guided by the provisions of the OID Regulations governing variable rate debt instruments in adapting the provisions of Code Section 1272(a)(6) to such Certificates for the purpose of preparing reports furnished to the IRS and Certificateholders. In that regard, in determining OID with respect to Regular Interest Certificates bearing interest at a Single Variable Rate, (a) all stated interest with respect to a Regular Interest Certificate is treated as qualified stated interest and (b) the amount and accrual of OID, if any, is determined under the OID rules applicable to fixed rate debt instruments discussed above by assuming that the Single Variable Rate is a fixed rate equal to (i) in the case of a qualified floating rate or qualified inverse floating rate, the issue date value of the rate, or (ii) in the case of any other objective rate, a fixed rate that reflects the yield that is reasonably expected for the Regular Interest Certificate. Interest and OID attributable to Regular Interest Certificates bearing interest at a Multiple Variable Rate similarly will be taken into account under a methodology that converts the Certificate into an equivalent fixed rate debt instrument. However, in determining the amount and accrual of OID, the assumed fixed rates are (a) for each qualified floating rate, the value of each such rate as of the issue date (with appropriate adjustment for any differences in intervals between interest adjustment dates),
(b) for a qualified inverse floating rate, the value of the rate as of the issue date, and (c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the Certificate. In the case of a Certificate that provides for stated interest at a fixed rate in one or more accrual periods and either one or more qualified floating rates or a qualified inverse floating rate in other accrual periods, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Certificate provides for a qualified inverse floating rate). The qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Regular Interest Certificate as of its issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or the qualified inverse floating rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Regular Interest Certificate is then converted into an equivalent fixed rate debt instrument in the manner described above. If the interest paid or accrued with respect to a Single Variable Rate or Multiple Variable Rate Certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or OID, as applicable) to the Certificateholder's taxable income for the taxable period or periods to which such difference relates.

         Purchasers of Certificates bearing a variable rate of interest should be aware that the provisions of the OID Regulations governing variable rate debt instruments are limited in scope and may not apply to some Regular Interest Certificates having variable rates. If such a Certificate is not subject to the provisions of the OID Regulations governing variable rate debt instruments, it may be subject to the Contingent Regulations described below.

         In June 1996, the Internal Revenue Service (the "IRS") issued OID Regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. In general, the Contingent Regulations would cause the timing and character of income, gain or loss reported on a contingent payment debt instrument to substantially differ from the timing and character of income, gain or loss reported on a contingent payment debt instrument under general principles of current United States Federal income tax law. Specifically, the Contingent Regulations generally require a U.S. Person that is a holder of such an instrument to include future contingent and noncontingent interest payments in income as such interest accrues based upon a projected payment schedule. Moreover, in general, under the Contingent Regulations, any gain recognized by a U.S. Person on the sale, exchange, or retirement of a contingent payment debt instrument will be treated as ordinary income and all or a portion of any loss realized could be treated as ordinary loss as opposed to capital loss (depending upon the circumstances). The Contingent Regulations apply to debt instruments issued on or after August 13, 1996. Prospective purchasers of variable rate Regular Interest Certificates should consult their tax advisers concerning the appropriate tax treatment of such Certificates.

         The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6). Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

         Market Discount and Premium. A purchaser of a Regular Interest Certificate may also be subject to the market discount rules of the Code. Such purchaser generally will be required to recognize accrued market discount as ordinary income as payments of principal are received on such Regular Interest Certificate, or upon sale or exchange of the Regular Interest Certificate. In general terms, until regulations are promulgated, market discount may be treated as accruing, at the election of the Holder, either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of OID (or, if there is no OID, in proportion to accruals of stated interest). A Holder of a Regular Interest Certificate having market discount may also be required to defer a portion of the interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Regular Interest Certificate. As an alternative to the inclusion of market discount in income on the foregoing basis, the Holder may elect to include such market discount in income currently as it accrues on all market discount instruments acquired by such Holder in that taxable year or thereafter, in which case the interest deferral rule will not apply.

         A Holder who purchases a Regular Interest Certificate (other than an Interest Weighted Certificate, to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Certificate at a premium, which it may elect to amortize as an offset to interest income on such Certificate (and not as a separate deduction item) on a constant yield method. The legislative history of the Tax Reform Act of 1986 (the "1986 Act") indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Regular Interest Certificate will be calculated using the prepayment assumption used in pricing such Regular Interest Certificate. If a Holder makes an election to amortize premium on a Certificate, such election will apply to all taxable debt instruments (including all REMIC Regular Interests) held by the Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for Regular Interest Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed.

         Interest Election. Under the OID Regulations, holders of Regular Interest Certificates generally may elect to include all accrued interest on a Regular Interest Certificate in gross income using the constant yield to maturity method. For purposes of this election, interest includes stated interest, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any premium. If a holder of a Regular Interest Certificate makes such an election and (i) the Regular Interest Certificate has amortizable bond premium, the holder is deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires, or (ii) the Regular Interest Certificate has market discount, the holder is deemed to have made an election to include market discount in income currently for all debt instruments having market discount acquired during the year of the election or thereafter. See "--Market Discount and Premium" above. A holder of a Regular Interest Certificate should consult its tax adviser before making this election.

         Treatment of Subordinate Certificates. As described above under "ENHANCEMENT -- Subordinate Certificates," certain Series of Certificates may contain one or more Classes of Subordinate Certificates. Holders of Subordinate Certificates will be required to report income with respect to such Certificates on the accrual method without giving effect to delays and reductions in distributions attributable to defaults or delinquencies on any Mortgage Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a Holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such Holder in that period.

         Although not entirely clear, it appears that a corporate Holder generally should be allowed to deduct as an ordinary loss any loss sustained on account of partial or complete worthlessness of a Subordinate Certificate. Although similarly unclear, a noncorporate Holder generally should be allowed to deduct as a short-term capital loss any loss sustained on account of complete worthlessness of a Subordinate Certificate. A noncorporate Holder alternatively may be allowed such a loss deduction as the principal balance of a Subordinate Certificate is reduced by reason of realized losses resulting from liquidated Mortgage Loans; however, the IRS could contend that a noncorporate Holder should be allowed such losses only after all Mortgage Loans in the Trust Fund have been liquidated or the Subordinate Certificates otherwise have been retired. Special rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Holders of Subordinate Certificates should consult their own tax advisers regarding the appropriate timing, character and amount of any loss sustained with respect to Subordinate Certificates.



REMIC EXPENSES

         As a general rule, all of the expenses of a REMIC will be taken into account by Holders of the Residual Interest Certificates. In the case of a"single-class REMIC," however, the expenses will be allocated, under temporary Treasury regulations, among the Holders of the Regular Interest Certificates and the Holders of the Residual Interest Certificates on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In the case of a Regular Interest Certificateholder who is an individual or a "pass-through interest holder"(including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Certificateholder, exceed 2% of such Certificateholder's adjusted gross income. In addition, itemized deductions are further restrected by other Sections of theCode. The disallowance of some or all of these deductions may have a significant impact on the yield of the Regular Interest Certificate to such a Holder. In general terms, a single-class

REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single-class REMIC rules.

SALE OR EXCHANGE OF REMIC REGULAR INTEREST CERTIFICATES

         A Regular Interest Certificateholder's tax basis in its Regular Interest Certificate is the price such Holder pays for a Certificate, plus amounts of OID or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Regular Interest Certificate, measured by the difference between the amount realized and the Regular Interest Certificate's basis as so adjusted, will generally be capital gain or loss, assuming that the Regular Interest Certificate is held as a capital asset. If, however, a Certificateholder is a bank, thrift, or similar institution described in Section 582 of the Code, gain or loss realized on the sale or exchange of a Certificate will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Certificate that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest Certificate had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over (ii) the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Certificate.

TAXATION OF THE REMIC

         General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level taxation. Rather, except in the case of a "single-class REMIC," the taxable income or net loss of a REMIC is taken into account by the Holders of Residual Interests. The Regular Interests are generally taxable as debt of the REMIC.

         Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Certificates, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Certificate that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year to the extent that such expenses, when aggregated with the Residual Interest Certificateholder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the Regular Interests and the Residual Interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to all loans. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID or market discount income on such loans will be equivalent to the method under which Holders of Regular Interest Certificates accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Certificates in the same manner that the Holders of the Certificates include such discount in income, but without regard to the de minimis rules. See "--Taxation of Regular Interests" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

TAXATION OF HOLDERS OF RESIDUAL INTEREST CERTIFICATES

         The Holder of a Certificate representing a residual interest (a "Residual Interest Certificate") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Holder held the Residual Interest Certificate. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Certificates in proportion to their respective holdings on such day.

         Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The Holders of Residual Interest Certificates will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro-rata to all outstanding Classes of Certificates of such REMIC.

         The Holder of a Residual Interest Certificate must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMICs in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount. (If this occurs, it is likely that cash distributions will exceed taxable income in later years.) Taxable income may also be greater in the earlier years of certain REMICs as a result of the fact that interest expense deductions, as a percentage of outstanding principal of REMIC Regular Interest Certificates, will typically increase over time as lower yielding Certificates are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the Holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Certificate in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Interest Certificate may be less than that of such a bond or instrument.

         Limitation on Losses. The amount of the REMIC's net loss that a Holder may take into account currently is limited to the Holder's adjusted basis at the end of the calendar quarter in which such loss arises. A Holder's basis in a Residual Interest Certificate will initially equal such Holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Residual Interest Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such Holders should consult their tax advisers.

         Distributions. Distributions on a Residual Interest Certificate (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Holder of a Residual Interest Certificate. If the amount of such payment exceeds a Holder's adjusted basis in the Residual Interest Certificate, however, the Holder will recognize gain (treated as gain from the sale of the Residual Interest Certificate) to the extent of such excess.

         Sale or Exchange. A Holder of a Residual Interest Certificate will recognize gain or loss on the sale or exchange of a Residual Interest Certificate equal to the difference, if any, between the amount realized and such Certificateholder's adjusted basis in the Residual Interest Certificate at the time of such sale or exchange. Any such loss may be a capital loss subject to limitation; gain which might otherwise be capital may be treated as ordinary income under certain circumstances. See "--Sal or Exchange of REMIC Regular Interest Certificates" above. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition or a Residual Interest Certificate will be disallowed if the selling Certificateholder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

EXCESS INCLUSIONS

         The portion of a Residual Interest Certificateholder's REMIC taxable income consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Certificateholder's federal income tax return. If the Holder of a Residual Interest Certificate is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Residual Interest Certificateholder's excess inclusion income will be treated as unrelated business taxable income of such Certificateholder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Certificate, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Certificate is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which rate may not be reduced by treaty and is not eligible for treatment as "portfolio interest."

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Certificate, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Certificate at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Holder and the amount of distributions made on the Residual Interest Certificate before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a Residual Interest Certificateholder. First, alternative minimum taxable income for such Residual Interest Certificateholder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a Residual Interest Certificateholder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

         Under the REMIC Regulations, in certain circumstances, transfers of Residual Certificates may be disregarded. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES-- Restrictions on Ownership and Transfer of Residual Interest Certificates" and "--Tax Treatment of Foreign Investors."

RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST CERTIFICATES

         As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest Certificate by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit Disqualified Organizations from owning a Residual Interest Certificate. In addition, no transfer of a Residual Interest Certificate will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

         If a Residual Interest Certificate is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Certificate at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee) that owns a Residual Interest Certificate, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an "electing large partnership." If an electing large partnership holds a Residual Interest Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

         Under the REMIC Regulations, if a Residual Interest Certificate is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Certificate to a United States person will be disregarded for all Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Certificate is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The present value is calculated based on the Prepayment Assumption, using a discount rate equal to the "applicable federal rate" at the time of transfer. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any Federal income tax imposed upon the taxable income derived by the transferee from the REMIC. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of transfer, knew or should have known that the transferee would be unwilling or unable to pay taxes on its share of the taxable income of the REMIC. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Treatment of Foreign Investors."

ADMINISTRATIVE MATTERS

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

         General. In the opinion of Brown & Wood LLP, Cadwalader, Wickersham & Taft or Orrick, Herrington & Sutcliffe LLP (as specified in the related Prospectus Supplement), special counsel to the Depositor, if a REMIC election is not made with respect to a Series of Certificates, the Trust Fund will be classified for federal income tax purposes as a grantor trust under Subpart E,
Part 1 of Subchapter J of the Code and not as an association taxable as a corporation. In some Series ("Pass-Through Certificates"), there will be no separation of the principal and interest payments on the Mortgage Loans. In such circumstances, a Certificateholder will be considered to have purchased an undivided interest in each of the Mortgage Loans. In other cases ("Stripped Certificates"), sale of the Certificates will produce a separation in the ownership of the principal payments and interest payments on the Mortgage Loans.

         Each Certificateholder must report on its federal income tax return its pro rata share of the gross income derived from the Mortgage Loans (not reduced by the amount payable as fees to the Trustee and the Master Servicer and similar fees (collectively, the "Trustee/Master Servicer Fee")), at the same time and in the same manner as such items would have been reported under the Certificateholder's tax accounting method had it held its interest in the Mortgage Loans directly, received directly its share of the amounts received with respect to the Mortgage Loans, and paid directly its share of the Trustee/Master Servicer Fees. In the case of Pass-Through Certificates, such gross income will consist of a pro rata share of all of the income derived from all of the Mortgage Loans and, in the case of Stripped Certificates, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Certificateholder owns an interest. The Holder of a Certificate will generally be entitled to deduct such Trustee/Master Servicer Fees under Section 162 or Section 212 of the Code to the extent that such Trustee/Master Servicer Fees represent "reasonable" compensation for the services rendered by the Trustee and the Master Servicer. In the case of a noncorporate holder, however, Trustee/Master Servicer Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such Holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such Holder's alternative minimum tax liability. Further, other Sections of Code limit the amount of itemized deductions otherwise allowable.

         Discount or Premium on Pass-Through Certificates. The Holder's purchase price of a Pass-Through Certificate is to be allocated among the Mortgage Loans in proportion to their fair market values, determined as of the time of purchase of the Certificates. In the typical case, the Trustee believes it is reasonable for this purpose to treat each Mortgage Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Mortgage Loans that it represents, since the Mortgage Loans, unless otherwise specified in the applicable Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Certificate allocated to a Mortgage Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Mortgage Loan allocable to the Certificate, the interest in the Mortgage Loan allocable to the Certificate will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Mortgage Loan with OID in excess of a prescribed de minimis amount, a Holder of a Certificate will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year, determined under a constant yield method by reference to the initial yield to maturity of the Mortgage Loan, in advance of receipt of the cash attributable to such income and regardless of the method of federal income tax accounting employed by that Holder. OID with respect to a Mortgage Loan could arise, for example, by virtue of the financing of points by the originator of the Mortgage Loan, or by virtue of the charging of points by the originator of the Mortgage Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. However, the Code provides for a reduction in the amount of OID includible in the income of a Holder who acquires an obligation after its initial issuance at a price greater than the sum of the original issue price of the Mortgage Loan and the previously accrued OID, less prior payments of principal. Accordingly, if the Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, any OID should be reduced or eliminated.

         Certificateholders also may be subject to the market discount rules of Sections 1276-1278 of the Code. A Certificateholder that acquires an interest in Mortgage Loans with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Mortgage Loans over the purchaser's purchase price) will be required under Section 1276 of the Code to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Mortgage Loans received in that month and, if the Certificates are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations. The legislative history of the 1986 Act indicates that, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of (a) in the case of Mortgage Loans not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period, or (b) in the case of Mortgage Loans originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

         Section 1277 of the Code provides that, regardless of the origination date, the excess of interest paid or accrued to purchase or carry a loan with market discount over interest received on such loan is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the loan. A Holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Holder during the taxable year such election is made and thereafter, in which case the interest deferral rule discussed above will not apply.

         A Certificateholder who purchases a Certificate at a premium generally will be deemed to have purchased its interest in the underlying Mortgage Loans at a premium. A Certificateholder who holds a Certificate as a capital asset may generally elect under Section 171 of the Code to amortize such premium as an offset to interest income on the Mortgage Loans (and not as a separate deduction item) on a constant yield method. The legislative history of the 1986 Act suggests that the same rules that will apply to the accrual of market discount (described above) will generally also apply in amortizing premium with respect to Mortgage Loans originated after September 27, 1985. If a Holder makes an election to amortize premium, such election will apply to all taxable debt instruments held by such Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed. Although the law is somewhat unclear regarding recovery of premium allocable to Mortgage Loans originated before September 28, 1985, it is possible that such premium may be recovered in proportion to payments of Mortgage Loan principal.

         Discount or Premium on Stripped Certificates. A Stripped Certificate may represent a right to receive only a portion of the interest payments on the Mortgage Loans, a right to receive only principal payments on the Mortgage Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Certificates ("Ratio Strip Certificates") may represent a right to receive differing percentages of both the interest and principal on each Mortgage Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest. The Code, OID Regulations and judicial decisions provide little direct guidance as to how the OID rules are to apply to Stripped Certificates, although regulations indicate that in determining whether the portion of the interest on a Mortgage Loan payable to a particular Class of Certificates is "qualified stated interest," all principal and interest payments payable to that Class from that Mortgage Loan are taken into account. Under the method described above for REMIC Regular Interest Certificates (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. The Code prescribes the same method for debt instruments "secured by" other debt instruments, the maturity of which may be affected by prepayments on the underlying debt instruments. However, the Code does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Certificates which technically represent ownership interests in the underlying Mortgage Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Certificates, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Stripped Certificates, the Trustee will treat all payments to be received with respect to a Class of Certificates as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each Mortgage Loan underlying a Class of Certificates.

         Under certain circumstances, if the Mortgage Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Certificateholder's recognition of income. If, however, the Mortgage Loans prepay at a rate slower that the prepayment assumption, in some circumstances the use of this method may decelerate a Certificateholder's recognition of income.

         In the case of a Stripped Certificate the payments on which consist solely or primarily of a specified portion of the interest payments on the Mortgage Loans ("Interest Weighted Stripped Certificate"), additional uncertainty exists because of the enhanced potential for applicability of the contingent principal provisions of the Contingent Regulations. The Contingent Regulations do not, however, apply to debt instruments subject to Section 1272(a)(6).

         Possible Alternative Characterizations. The characterizations of the Stripped Certificates described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that (i) in certain Series, each Stripped Certificate other than an Interest Weighted Stripped Certificate is composed of an unstripped, undivided ownership interest in Mortgage Loans and an installment obligation consisting of stripped principal payments; (ii) the Stripped Certificates other than the Interest Weighted Stripped Certificates are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Certificate is composed of an unstripped undivided ownership interest in Mortgage Loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the Certificates and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Certificates for federal income tax purposes.

         Character as Qualifying Mortgage Loans. In the case of Stripped Certificates there is no specific legal authority existing regarding whether the character of the Certificates, for federal income tax purposes, will be the same as the Mortgage Loans. The IRS could take the position that the Mortgage Loans' character is not carried over to the Certificates in such circumstances. Pass-Through Certificates will be, and, although the matter is not free from doubt, Stripped Certificates should be considered to represent "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code (except that if the underlying Mortgage Loans are not residential Mortgage Loans, the Certificates will not so qualify): interest income attributable to the Certificates should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Certificates may cause a proportionate reduction in the above-described qualification of Certificates.

         Sale of Certificates. As a general rule, if a Certificate is sold, gain or loss will be recognized by the Holder thereof in an amount equal to the difference between the amount realized on the sale and the Certificateholder's adjusted tax basis in the Certificate. Such gain or loss will generally be capital gain or loss if the Certificate is held as a capital asset. In the case of Pass-Through Certificates, such tax basis will generally equal the Holder's cost of the Certificate increased by any discount income with respect to the loans represented by such Certificate previously included in income, and decreased by the amount of any distributions of principal previously received with respect to the Certificate. Such gain, to the extent not otherwise treated as ordinary income, will be treated as ordinary income to the extent of any accrued market discount not previously reported as income. Gain attributable to a Certificate held as part of a conversion transaction or subject to an election under Code Section 163(d)(4) may also be treated in whole or part as ordinary income. See "--Sale or Exchange of REMIC Regular Interest Certificates" above. In the case of Stripped Certificates, the tax basis will generally equal the Certificateholder's cost for the Certificate, increased by any discount income with respect to the Certificate previously included in income, and decreased by the amount of all payments previously received with respect to such Certificate.

MISCELLANEOUS TAX ASPECTS

         Backup Withholding. A Certificateholder, other than a Residual Interest Certificateholder, may, under certain circumstances, be subject to "backup withholding" at the rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Certificates. This withholding generally applies if the Holder of a Certificate (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such Holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct TIN and that the Holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Certificateholders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders of the Certificates should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

         OID Regulations dealing with withholding tax on income paid to foreign persons, backup withholding on income paid to U.S. persons and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective Certificateholders are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

         The Trustee will report to the Certificateholders and to the Master Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Certificates.

TAX TREATMENT OF FOREIGN INVESTORS

         Under the Code, unless interest (including OID) paid on a Certificate (other than a Residual Interest Certificate) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer or (ii) the recipient is a controlled foreign corporation as to which the issuer is a related person) and will be exempt from Federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodical income paid to Nonresidents. Holders of Pass-Through Certificates and Stripped Certificates, including Ratio Certificates, however, may be subject to withholding to the extent that the Mortgage Loans were originated on or before July 18, 1984. In addition, prospective Certificateholders who are Nonresidents are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations. See "-- Miscellaneous Tax Aspects -- Backup Withholding" above.

         Interest and OID of Certificateholders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Certificateholder. They will, however, generally be subject to the regular United States income tax.

         Payments to Holders of Residual Interest Certificates who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Holder of a Residual Interest Certificate will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Certificate is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Certificates that do not have significant value. Under the Regulations, if a Residual Interest Certificate has tax avoidance potential, a transfer of a Residual Interest Certificate to a Nonresident will be disregarded for all Federal tax purposes. A Residual Interest Certificate has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that the REMIC will distribute to the transferee Residual Interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Certificate to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Certificate for purposes of the withholding tax provisions of the Code. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Excess Inclusions."

                            STATE TAX CONSIDERATIONS

         In addition to the Federal income tax consequences described in "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisers with respect to the various state tax consequences of an investment in the Certificates.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on employee benefit plans subject to ERISA ("ERISA Plans") and prohibits certain transactions between ERISA Plans and persons who are parties in interest (as defined in ERISA) ("parties in interest") with respect to assets of such Plans. Section 4975 of the Code prohibits a similar set of transactions between certain plans ("Code Plans," and together with ERISA Plans, "Plans") and persons who are disqualified persons (as defined in the Code) (hereafter, also "parties in interest") with respect to Code Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA or Section 4975 of the Code, and assets of such plans may be invested in Certificates, subject to the provisions of other applicable federal and state law. Any such plan which is qualified under Section 401(a) of the Code and exempt from taxation under
Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that investments be made in accordance with the documents governing the ERISA Plan. Before investing in a Certificate, an ERISA Plan fiduciary should consider, among other factors, whether to do so is appropriate in view of the overall investment policy and liquidity needs of the ERISA Plan. Such fiduciary should especially consider the sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans, as discussed in the Prospectus Supplement related to a Series.

         Based on the holding of the United States Supreme Court in John Hancock Mutual Life Ins. Co. v. Harris Trust and Savings Bank, 510 U.S. 86
(1993), the assets of Plan may include assets held in the general account of an insurance company. Before investing in a Certificate, an insurance company should consider the effects of such holding on an investment of its general accounts and the potential applicability of ERISA and Section 4975 of the Code.

PROHIBITED TRANSACTIONS

         Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest with respect to ERISA Plans and Code Plans from engaging in certain transactions involving such Plans or "plan assets" of such Plans unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code and Sections 502(i) and 502(l) of ERISA provide for the imposition of certain excise taxes and civil penalties on certain persons that engage or participate in such prohibited transactions. The Depositor, the Master Servicer, any Special Servicer or the Trustee or certain affiliates thereof may be considered or may become parties in interest with respect to an investing Plan. If so, the acquisition or holding of Certificates by, on behalf of or with "plan assets" of such Plan may be considered to give rise to a "prohibited transaction" within the meaning of ERISA and/or the Section 4975 of Code unless an administrative exemption described below or some other exemption is available. Special caution should be exercised before "plan assets" of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer, any Special Servicer or the Trustee or an affiliate thereof either (a) has investment discretion with respect to the investment of such assets, or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

         Further, if the assets included in a Trust Fund were deemed to constitute "plan assets," a Plan's investment in the Certificates may be deemed to constitute a delegation, under ERISA, of the duty to manage plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Fund may be deemed to constitute prohibited transactions under ERISA and/or Section 4975 of the Code. Neither ERISA nor Section 4975 of the Code defines the term "plan assets."

         The United States Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as the Trust Fund), for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, if the Plan acquires an "equity interest" (such as a Certificate) in such an entity.

         Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the Certificates instead of being deemed to include an interest in the assets of the Trust Fund. However, it cannot be predicted in advance, nor can there be a continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which are defined as ERISA Plans, Code Plans, and employee benefit plans not subject to ERISA (for example, governmental plans), but this exemption is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

         Pursuant to the Regulations, if the assets of the Trust Fund were deemed to be "plan assets" by reason of the investment of assets of a Plan in any Certificates, the "plan assets" of such Plan would include an undivided interest in the Mortgage Loans, the mortgages underlying the Mortgage Loans and any other assets held in the Trust Fund. Therefore, because the Mortgage Loans and other assets held in the Trust Fund may be deemed to be "plan assets" of each Plan that purchases Certificates, in the absence of an exemption, the purchase, sale or holding of Certificates of any Series or Class by or with "plan assets" of a Plan may result in a prohibited transaction and the imposition of civil penalties or excise taxes.

         Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase, sale or holding of Certificates of any Series or Class by a Plan, for example, Prohibited Transaction Class Exemption ("PTCE") 96-23, which exempts certain transactions effected on behalf of a plan by an "in-house asset manager"; 95-60, which exempts certain transactions with insurance company general accounts; PTCE 91-38 (formerly PTCE 80-51), which exempts certain transactions between bank collective investment funds and parties in interest; PTCE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTCE 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager." Also, the Department has issued administrative exemptions from application of certain prohibited transaction restrictions of ERISA and Section 4975 of the Code to most underwriters of mortgage-backed securities (each, an "Underwriter's Exemption"). Such an Underwriter's Exemption can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility.

         ANY FIDUCIARY OR OTHER PLAN INVESTOR (WHICH COULD INCLUDE AN INSURANCE COMPANY INVESTING GENERAL ACCOUNTS ASSETS) WHO PROPOSES TO INVEST "PLAN ASSETS" OF A PLAN IN CERTIFICATES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF ANY SUCH ACQUISITION AND OWNERSHIP OF SUCH CERTIFICATES.

UNRELATED BUSINESS TAXABLE INCOME -- RESIDUAL INTERESTS

         The purchase of a Certificate evidencing an interest in the Residual Interest in a Series that is treated as a REMIC by any employee benefit or other plan that is exempt from taxation under Code Section 501(a), including most varieties of Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of an interest in a Residual Interest, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing an interest in a Residual Interest on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Holders of Residual Interest Certificates" and "--Restrictions on Ownership and Transfer of Residual Interest Certificates."

         Due to the complexity of these rules and the penalties imposed upon Persons involved in prohibited transactions, it is particularly important that individuals responsible for investment decisions with respect to Plans consult with their counsel regarding the consequences under ERISA and/or Section 4975 of the Code of their acquisitions and ownership of Certificates.

         The sale of Certificates to a Plan is in no respect a representation by the Depositor or the applicable underwriter that such investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such investment is appropriate for Plans generally or any particular Plan.

                               LEGAL INVESTMENT

         The Prospectus Supplement for each Series will identify those Classes of Certificates, if any, which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act").

         Such Classes will constitute "mortgage related securities" for so long as they (i) are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and (ii) are part of a Series evidencing interests in a trust fund consisting of loans originated by certain types of originators as specified in the Enhancement Act (the "SMMEA Certificates"). As "mortgage related securities," the SMMEA Certificates will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to the Enhancement Act, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not the Enhancement Act. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in such types of certificates. Accordingly, the investors affected by such legislation when and if enacted, will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation.

         The Enhancement Act also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with, mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of any such bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5), certain "Type IV securities," defined in 12 C.F.R. Section 1.2(l) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of the Enhancement Act, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any Class of Certificates will qualify as "commercial mortgaged-related securities," and thus as "Type IV securities," for investment by national banks. Federal credit unions should review the NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f) through (k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain Series, Classes or subclasses of Certificates), except under limited circumstances.

         All depository institutions considering an investment in the Certificates should review the Supervisory Policy Statement on Securities Activities dated January 28, 1992, as revised April 15, 1994 (the "Policy Statement") of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the FDIC, the Comptroller of the Currency and the Office of Thrift Supervision and by the NCUA (with certain modifications) prohibits depository institutions from investing in certain "high-risk" mortgage securities (including securities such as certain Series, Classes or subclasses of Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any SMMEA Certificates, as SMMEA Certificates may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of the Enhancement Act).

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income-paying," and provisions which may restrict or prohibit investments in securities which are issued in book entry form. Investors should consult with their own legal advisers in determining whether, and to what extent, SMMEA Certificates constitute legal investments for such investors.

         Other Classes of Certificates will not constitute "mortgage related securities" under the Enhancement Act (the "Non-SMMEA Certificates"). The appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisers to determine whether, and to what extent, the Non-SMMEA Certificates will constitute legal investments for them.

         Except as to the status of SMMEA Certificates identified in the Prospectus Supplement for a Series as "mortgage related securities" under the Enhancement Act, the Depositor will make no representation as to the proper characterization of the Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.



                              PLAN OF DISTRIBUTION

         Each Series of Certificates offered hereby and by means of the related Prospectus Supplements may be sold directly by the Depositor or may be offered through Credit Suisse First Boston Corporation, an affiliate of the Depositor, or underwriting syndicates represented by Credit Suisse First Boston Corporation (the "Underwriters"). The Prospectus Supplement with respect to each such Series of Certificates will set forth the terms of the offering of such Series of Certificates, including the name or names of the Underwriters, the proceeds to the Depositor, and either the initial public offering price, the discounts and commissions to the Underwriters and any discounts or concessions allowed or reallowed to certain dealers, or the method by which the price at which the Underwriters will sell such Certificates will be determined.

         Unless otherwise specified in the related Prospectus Supplement, the Underwriters will be obligated to purchase all of the Certificates of a Series described in the related Prospectus Supplement with respect to such Series if any such Certificates are purchased. The Certificates may be acquired by the Underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. If specified in the applicable Prospectus Supplement, the Depositor will authorize Underwriters or other persons acting as the Depositor's agents to solicit offers by certain institutions to purchase the Certificates from the Depositor pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Depositor. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the offered Certificates shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The Underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.

         The Depositor may also sell the Certificates offered hereby by means of the related Prospectus Supplements from time to time in negotiated transactions or otherwise, at prices determined at the time of sale. The Depositor may effect such transactions by selling Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Depositor and any purchasers of Certificates for whom they may act as agents. The place and time of delivery for each Series of Certificates offered hereby and by means of the related Prospectus Supplement will be set forth in the Prospectus Supplement with respect to such Series.

                                 LEGAL MATTERS

         Certain legal matters relating to the Certificates offered hereby will be passed upon for the Depositor and for the Underwriters by Brown & Wood LLP, One World Trade Center, New York, New York 10048; Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York New York 10038; or Orrick,

Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, as specified in the related Prospectus Supplement.

                             INDEX OF DEFINED TERMS



1986 Act...................................................................50
Accrual Certificates........................................................4
Act.........................................................................2
ADA........................................................................44
Agreement..................................................................10
Asset Conservation Act.....................................................36
Balloon Mortgage Loans......................................................6
Bankruptcy Code............................................................34
Borrower...................................................................17
Cash Flow Bond Method......................................................58
CERCLA..................................................................8, 36
Certificateholders.....................................................10, 12
Certificates................................................................1
Classes.....................................................................1
Closing Date...............................................................18
Code.......................................................................15
Code Plans.................................................................62
Collection Account.........................................................12
Commission..................................................................2
Compound Interest Certificates.............................................46
Contingent Regulations.....................................................49
Covered Trust...............................................................7
CSFBMC.....................................................................10
Cut-Off Date...............................................................12
Debt Service Reduction.....................................................39
Deficient Valuation........................................................39
Deleted Mortgage Loans.....................................................21
Department.................................................................63
Depositor...................................................................1
Disqualified Organization..............................................55, 64
Distribution Account.......................................................12
Distribution Date..........................................................12
DTC........................................................................10
Enhancement................................................................27
Enhancement Act............................................................64
ERISA......................................................................62
ERISA Plans................................................................62
Escrow Account.............................................................22
Event of Default...........................................................26
FHA........................................................................19
FHLMC......................................................................11
FNMA.......................................................................11
Form 8-K...................................................................18

Garn-St Germain Act........................................................40
GNMA.......................................................................11
Holders....................................................................12
HUD........................................................................19
Installment Contracts......................................................16
Insurance Proceeds.........................................................12
Interest Weighted Certificate..............................................48
Interest Weighted Stripped Certificate.....................................59
IRS....................................................................46, 49
L/C Bank...................................................................29
L/C Percentage.............................................................29
Lease......................................................................43
Lessee.....................................................................43
Liquidation Proceeds.......................................................12
Master Servicer............................................................22
Master Servicer Remittance Date............................................13
Mortgage Interest Rate.....................................................21
Mortgage Loan..............................................................16
Mortgage Loan File.........................................................18
Mortgage Loan Groups.......................................................18
Mortgage Loan Schedule.....................................................18
Mortgage Loans..............................................................1
Mortgage Pool...............................................................1
Mortgaged Property.........................................................16
Mortgages..................................................................16
Multiple Variable Rate.....................................................48
NCUA.......................................................................42
New Withholding Regulations................................................60
Nonresidents...............................................................61
Non-SMMEA Certificates.....................................................66
Note.......................................................................17
OCC........................................................................65
OID........................................................................46
OID Regulations............................................................46
Outstanding Balance........................................................39
Pass-Through Certificates..................................................56
Pass-Through Rate...........................................................2
Permitted Investments......................................................13
Plans......................................................................62
Policy Statement...........................................................65
Prepayment Assumption......................................................47
Prepayment Premium.........................................................13
Property Protection Expenses...............................................13
PTCE.......................................................................63
Rating Agency..............................................................11
Ratio Strip Certificates...................................................58

RCRA.......................................................................36
Registration Statement......................................................2
Regular Interest Certificates..............................................46
Regular Interests..........................................................45
Regulations................................................................63
Relief Act.................................................................41
REMIC.......................................................................1
REO Account................................................................13
REO Property...............................................................12
Reserve Fund...............................................................29
Residual Interest Certificate..............................................53
Residual Interests.........................................................45
Senior Certificates........................................................28
Servicing Fee..............................................................24
Simple Interest Loans......................................................17
Single Variable Rate.......................................................46
SMMEA Certificates.........................................................64
Special Servicer...........................................................22
Specially Serviced Mortgage Loans..........................................22
Stripped Certificates......................................................56
Subordinate Certificates...................................................28
Substitute Mortgage Loans..................................................21
TIN........................................................................60
Title VIII.................................................................42
Trust Fund..............................................................1, 11
Trustee....................................................................16
Trustee/Master Servicer Fee................................................56
U.S. Person................................................................45
Unaffiliated Seller........................................................20
Underwriters...............................................................66
Underwriter's Exemption....................................................64
Voting Rights...........................................................9, 27

NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THE INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE DEPOSITOR SINCE SUCH DATE.

TABLE OF CONTENTS

Prospectus Supplement............................
Available Information............................
Reports to Certificateholders
Summary of Information
Risk Factors.....................................
Description of the Certificates
The Trust Fund...................................
Servicing of the Mortgage Loans
Yield, Prepayment and Maturity Considerations
Description of Mortgage Loan Assumptions
Declining Balance and Weighted Average Life
Tables...........................................
Use of Proceeds..................................
Certain Federal Income Tax Consequences
ERISA Considerations.............................
Legal Investment Considerations
Plan of Distribution ............................
Certificate Ratings..............................
Legal Matters....................................
Mortgage Loan Exhibits ..........................
Index of Defined Terms...........................

PROSPECTUS

Prospectus Supplement ...........................
Additional Information ..........................
Incorporation of Certain Information by Reference
Risk Factors.....................................
The Depositor....................................
Use of Proceeds..................................
Description of the Certificates
The Mortgage Pools ..............................
Servicing of the Mortgage Loans
Enhancement......................................
Certain Legal Aspects of the Mortgage Loans
Certain Federal Income Tax Consequences
State Tax Considerations.........................
ERISA Considerations.............................
Legal Investment.................................
Plan of Distribution.............................
Legal Matters....................................
Index of Defined Terms...........................

UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THE PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.




                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                Securities Corp.
                                   Depositor









                                Master Servicer









                                Special Servicer









                             $
                             Commercial/Multifamily
                             Mortgage Pass-Through
                              Certificates, Series







                             PROSPECTUS SUPPLEMENT

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration fee, are estimated.

SEC Registration Fee......................................   $   885,000.00
Legal Fees and Expenses...................................       500,000.00
Accounting Fees and Expenses..............................       175,000.00
Trustee's Fees and Expenses
   (including counsel fees)...............................        50,000.00
Printing and Engraving Fees...............................       200,000.00
Rating Agency Fees........................................     1,050,000.00
Blue Sky Fees.............................................        25,000.00
Miscellaneous.............................................        75,000.00
                                                             --------------
     Total................................................   $ 2,075,000.00



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 5 of the Restated Certificate of Incorporation of the Registrant and Article X of the By-laws of the Registrant provide for, among other things, the indemnification of the officers and directors of the Registrant in certain circumstances. Reference is made to Exhibit 3.1 of this Registration Statement for the complete text of the Restated Certificate of Incorporation and reference is made to Exhibit 3.2 of this Registration Statement for the complete text of the By-laws.

         The ultimate parent of the Registrant carries directors' and officers' liability insurance that covers certain liabilities and expenses of the Registrant's directors and officers.

         For provisions regarding the indemnification of controlling persons, directors and certain officers of the Registrant by Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, reference is made to the form of Underwriting Agreement filed as
Exhibit 1 to this Registration Statement.

ITEM 16.  EXHIBITS.

         (a)      Financial Statement filed as part of the Registration
                  Statement:
                  none.

         (b)      Exhibits:

         1        --       Form of Underwriting Agreement (incorporated by
                           reference to Exhibit 1 to Registration Statement
                           33-82354)

         3.1      --       Restated Certificate of Incorporation of Registrant
                           (incorporated by reference to Exhibit 3.1 to Registration Statement 333-25751)

         3.2      --       By-laws of Registrant (incorporated by reference to
                           Exhibit 3.2 to Registration Statement 333-25751)

         4        --       Form of Pooling and Servicing Agreement (incorporated
                           by reference to Exhibit 4 to Registration Statement
                           33-59342)

        *5.1(a)   --       Opinion of Brown & Wood LLP with respect to certain
                           matters involving the Certificates

        *5.1(b)   --       Opinion of Cadwalader, Wickersham & Taft with respect
                           to certain matters involving the Certificates

       **5.1(c)   --       Opinion of Orrick, Herrington & Sutcliffe LLP with
                           respect to certain matters involving the Certificates

        *8.1(a)   --       Opinion of Brown & Wood LLP as to tax matters

        *8.1(b)   --       Opinion of Cadwalader, Wickersham & Taft as to tax
                           matters

       **8.1(c)   --       Opinion of Orrick, Herrington & Sutcliffe LLP as to
                           tax matters

        23.1(a)   --       Consent of Brown & Wood (to be included as part of
                           Exhibits 5.1(a) and 8.1(a))

        23.1(b)   --       Consent of Cadwalader, Wickersham & Taft (to be
                           included as part of Exhibits 5.1(b) and 8.1(b))

        23.1(c)   --       Consent of Orrick, Herrington & Sutcliffe LLP (to be
                           included as part of Exhibits 5.1(c) and 8.1(c))

        24.1      --       Power of Attorney (included on signature page to this
                           Registration Statement)

--------------
*  To be filed.
**Filed herewith.


ITEM 17.  UNDERTAKINGS.

         (a)      Undertaking pursuant to Rule 415.

         The Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


         (b) Undertaking in respect of incorporation by reference.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) Undertaking in respect of equity offerings of nonreporting registrants.

         The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement referred to in Transaction Requirement B.2 or B.5 of Form S-3 will be met by the time of sale of the securities registered hereby, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York on the 4th day of May, 1998.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.


                                             /s/ Lawrence A. Shelley
                                            ------------------------
                                            Lawrence A.  Shelley
                                            President

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence A. Shelley, Allan J. Baum and Debra Huddleston, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign this Registration Statement and any or all other documents in connection herewith, and to file the same, with all exhibits hereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on May 4, 1998 by the following persons in the capacities indicated:

        Signature                                  Title


/s/ Lawrence A. Shelley             President (Principal Executive Officer) and
Lawrence A. Shelley                 Director

/s/ Scott J. Ulm                    Chairman and Director
Scott J. Ulm

/s/ William S. Pitofsky             Vice President and Director
William S. Pitofsky

/s/ Diane Manno-Sottile             Treasurer
Diane Manno-Sottile                 (Principal Financial Officer)

/s/ Thomas Zingalli                 Vice President, Principal Accounting
Thomas Zingalli                     Officer and Controller

                                 EXHIBIT INDEX


Exhibit No.             Description                                     Page No
-----------             -----------                                     -------

5.1(c)         --       Opinion of Orrick, Herrington &
                        Sutcliffe LLP with respect to certain
                        matters involving the Certificates

8.1(c)         --       Opinion of Orrick, Herrington & Sutcliffe LLP
                        as to tax matters